Omnibus Amendment No. 1 OMNIBUS AMENDMENT NO. 1 --- SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT, FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT AND FIRST AMENDMENT TO PERFORMANCE GUARANTY --- THIS OMNIBUS AMENDMENT NO. 1 (this “Amendment”), dated as of December 17, 2020 (this “Amendment”), is entered into by and among (a) Cooper Tire & Rubber Company, a Delaware corporation (“Cooper”), (b) Cooper Receivables LLC, a Delaware limited liability company (the “Company”), and (c) Wells Fargo Bank, National Association, a national banking association (“Wells Fargo”), as administrator )in such capacity, the “Administrator”), as issuer of Letters of Credit (in such capacity, the “LC Bank”), as sole Purchaser and as sole LC Participant. RECITALS A. Cooper and the Company are parties to the Purchase and Sale Agreement, dated as of August 30, 2006 (as amended by the First Amendment thereto, the “Existing P&SA”); and B. The Company, as seller (in such capacity, the “Seller”), Cooper, as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), the Purchasers and Purchaser Agents from time to time party thereto, the various financial institutions from time to time party thereto as letter of credit participants (together with their successors and assigns in such capacity, the “LC Participants”) and PNC Bank, National Association, as administrator (in such capacity, together with its successors and assigns in such capacity, the “Existing Administrator”) and as issuer of Letters of Credit (in such capacity, together with its successors and assigns in such capacity, the “Existing LC Bank”), are parties to the Second Amended and Restated Receivables Purchase Agreement, dated as of February 15, 2018 (the “Existing RPA”); C. Cooper has executed that certain Performance Guaranty, dated as of August 30, 2006 (the “Existing Performance Guaranty”), in favor of the Existing Administrator for the benefit of the Purchasers and the Purchaser Agents (and their assigns) under the Existing RPA; D. PNC Bank, National Association has assigned all of its right to and obligations under the Existing P&SA, the Existing RPA, the Existing Performance Guaranty, the Lock-Box Agreement with JPMorgan Chase Bank, N.A. and the collateral under the Existing P&SA and the Existing RPA to Wells Fargo pursuant to an Assignment and Assumption Agreement, dated of even date herewith; and E. The parties hereto, as the sole remaining parties to the Existing P&SA, the Existing RPA and the Existing Performance Guaranty (collectively, the “Subject Agreements”) wish to amend the Subject Agreements as hereinafter set forth (as so amended, the “Amended Subject Agreements”).

2 Omnibus Amendment No. 1 NOW, THEREFORE, in consideration of the premises and the other promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Subject Agreements as hereafter set forth: 1. Definitions. Capitalized terms used, and not otherwise defined herein, are used with the meanings attributed thereto in the Subject Agreements. 2. Amendments to the P&SA. Upon the Effective Date (hereinafter defined), the parties hereto agree that the Existing P&SA is hereby amended as reflected by the version of the Purchase and Sale Agreement attached hereto as Exhibit A (the “Amended P&SA”), and any term or provision of the Existing P&SA which is different from that set forth in the Amended P&SA shall be replaced and superseded in all respects by the terms and provisions of the Amended P&SA. 3. Amendments to the RPA. Upon the Effective Date, the parties hereto agree that the Existing RPA is hereby amended as reflected by the amended Second Amended and Restated Receivables Purchase Agreement attached hereto as Exhibit B (the “Amended RPA”), and any term or provision of the Existing RPA which is different from that set forth in the Amended RPA shall be replaced and superseded in all respects by the terms and provisions of the Amended RPA. 4. Amendments to the Performance Guaranty. Upon the Effective Date, the parties hereto agree that the Existing Performance Guaranty is hereby amended as reflected by the amended Performance Guaranty attached hereto as Exhibit C (the “Amended Performance Guaranty” )and any term or provision of the Existing Performance Guaranty which is different from that set forth in the Amended Performance Guaranty shall be replaced and superseded in all respects by the terms and provisions of the Amended Performance Guaranty. 5. Representations and Warranties. Each of Cooper and the Company hereby represents and warrants that: (a) Representations and Warranties. Each representation and warranty made by it in the Subject Agreements is true and correct as of the date hereof. (b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Amended Subject Agreements to which it is a party, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Subject Agreements to which such Person is a party are such Person’s valid and legally binding obligations, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law. (c) No Default. Both immediately before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Termination Event or Unmatured Termination Event exists or shall exist. (d) Effect of Amendment. All provisions of the Subject Agreements, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this

3 Omnibus Amendment No. 1 Amendment becomes effective, all references in any Amended Subject Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to any of the Subject Agreements shall be deemed to be references to the Amended Subject Agreements. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Subject Agreements other than as set forth herein. 6. Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) upon receipt by the Administrator of each of the following: (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto; (b) each of the documents and opinions listed on Annex I hereto [Closing Checklist], duly executed, where applicable, by all applicable parties; (c) payment by the Company of the Structuring Fee in accordance with the Fee Letter and reimbursement of Wells Fargo for all reasonable and documented out-of-pocket costs and expenses as of the Effective Date; and (d) such other documents, instruments and opinions as the Administrator may reasonably request. 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (including for such purposes, sections 5-1401 and 5-102 of the General Obligations Law of the State of New York). 9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof. <Signature Pages Follow>

4 Omnibus Amendment No. 1 IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Amendment No. 1 to be duly executed and delivered as of the date first above written. COOPER TIRE & RUBBER COMPANY, AS THE ORIGINATOR, AS SERVICER AND AS PERFORMANCE GUARANTOR By: /s/ Gerald C. Bialek__________________ Name: Gerald C. Bialek Title: Vice President, Interim CFO and Treasurer Address for Notices: Cooper Tire & Rubber Company 701 Lima Avenue Findlay, Ohio 45840 Attention: Vice President and Treasurer Phone: (419) 424-4317 Fax: (419) 424-7320 Email: Cooper_Legal@coopertire.com COOPER RECEIVABLES LLC, AS THE COMPANY AND AS THE SELLER By: /s/ Gerald C. Bialek__________________ Name: Gerald C. Bialek Title: President and Treasurer Address for Notices: Cooper Receivables LLC c/o Cooper Tire & Rubber Company 701 Lima Avenue Findlay, Ohio 45840 Attention: Vice President and Treasurer Phone: (419) 424-4317 Fax: (419) 424-7320 Email: Cooper_Legal@coopertire.com

5 Omnibus Amendment No. 1 WELLS FARGO BANK, NATIONAL ASSOCIATION, AS THE PURCHASER, LC PARTICIPANT, LC BANK, WELLS FARGO PURCHASER GROUP AGENT AND ADMINISTRATOR By: /s/ William P Rutkowski______ Name: William P Rutkowski Title: Director Address for Notices Wells Fargo Bank, National Association 1100 Abernathy Road NE Suite 1600 Atlanta, GA 30328-5657 Attn: William P. Rutkowski Office: +1 (770) 508-2180 Cell: +1 (404) 825-0394 Fax: +1(877) 527-9565 Email: william.rutkowski@wellsfargo.com

6 Omnibus Amendment No. 1 ANNEX I CLOSING CHECKLIST [Attached]

7 Omnibus Amendment No. 1 EXHIBIT A AMENDED P&SA [Attached]

EXHIBIT A TO OMNIBUS AMENDMENT NO. 1 Purchase and Sale Agreement (Cooper) PURCHASE AND SALE AGREEMENT Dated as of August 30, 2006 between VARIOUS ENTITIES LISTED ON SCHEDULE I, as the Originators and COOPER RECEIVABLES LLC

CONTENTS Clause Subject Matter Page i Purchase and Sale Agreement ARTICLE I AGREEMENT TO PURCHASE AND SELL 1 SECTION 1.1 Agreement To Purchase and Sell .............................................................................1 SECTION 1.2 Timing of Purchases.................................................................................................2 SECTION 1.3 Consideration for Purchases.....................................................................................3 SECTION 1.4 Purchase and Sale Termination Date .......................................................................3 SECTION 1.5 Intention of the Parties .............................................................................................3 ARTICLE II PURCHASE REPORT; CALCULATION OF PURCHASE PRICE 4 SECTION 2.1 Purchase Report .......................................................................................................4 SECTION 2.2 Calculation of Purchase Price ..................................................................................4 ARTICLE III PAYMENT OF PURCHASE PRICE 5 SECTION 3.1 Contribution of Receivables and Initial Purchase Price Payment. ...........................5 SECTION 3.2 Subsequent Purchase Price Payments ......................................................................5 SECTION 3.3 Settlement as to Specific Receivables and Dilution. ................................................5 SECTION 3.4 Reconveyance of Receivables ..................................................................................7 SECTION 3.5 Letters of Credit .......................................................................................................7 ARTICLE IV CONDITIONS OF PURCHASES 8 SECTION 4.1 Conditions Precedent to Initial Purchase .................................................................8 SECTION 4.2 Certification as to Representations and Warranties ...............................................10 SECTION 4.3 Additional Originators ...........................................................................................10 ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE ORIGINATORS 11 SECTION 5.1 Existence and Power ..............................................................................................11 SECTION 5.2 Company and Governmental Authorization, Contravention .................................11 SECTION 5.3 Binding Effect of Agreement .................................................................................11 SECTION 5.4 Accuracy of Information ........................................................................................12 SECTION 5.5 Actions, Suits .........................................................................................................12 SECTION 5.6 Taxes ......................................................................................................................12

CONTENTS Clause Subject Matter Page ii Purchase and Sale Agreement SECTION 5.7 Compliance with Applicable Laws ........................................................................12 SECTION 5.8 Reliance on Separate Legal Identity ......................................................................12 SECTION 5.9 Investment Company .............................................................................................12 SECTION 5.10 Perfection .............................................................................................................12 SECTION 5.11 Creation of Receivables .......................................................................................13 SECTION 5.12 Credit and Collection Policy ................................................................................13 SECTION 5.13 Enforceability of Contracts ..................................................................................13 SECTION 5.14 Location and Offices ............................................................................................13 SECTION 5.15 Good Title ............................................................................................................13 SECTION 5.16 Names...................................................................................................................13 SECTION 5.17 Nature of Receivables ..........................................................................................13 SECTION 5.18 Bulk Sales, Margin Regulations, No Fraudulent Conveyance, Investment Company ...........................................................................................13 SECTION 5.19 Financial Condition. .............................................................................................14 SECTION 5.20 Licenses, Contingent Liabilities, and Labor Controversies. ................................14 SECTION 5.21 Reaffirmation of Representations and Warranties by the Originator ............................................................................................................14 ARTICLE VI COVENANTS OF THE ORIGINATORS 14 SECTION 6.1 Affirmative Covenants ...........................................................................................14 SECTION 6.2 Reporting Requirements ........................................................................................16 SECTION 6.3 Negative Covenants ...............................................................................................17 SECTION 6.4 Substantive Consolidation .....................................................................................18 ARTICLE VII ADDITIONAL RIGHTS AND OBLIGATIONS IN RESPECT OF RECEIVABLES 20 SECTION 7.1 Rights of the Company ..........................................................................................20 SECTION 7.2 Responsibilities of the Originators .........................................................................20 SECTION 7.3 Further Action Evidencing Purchases ....................................................................21 SECTION 7.4 Application of Collections .....................................................................................21 ARTICLE VIII PURCHASE AND SALE TERMINATION EVENTS 22 SECTION 8.1 Purchase and Sale Termination Events ..................................................................22 SECTION 8.2 Remedies. ...............................................................................................................22

CONTENTS Clause Subject Matter Page iii Purchase and Sale Agreement ARTICLE IX INDEMNIFICATION 22 SECTION 9.1 Indemnities by the Originators ...............................................................................22 ARTICLE X MISCELLANEOUS 24 SECTION 10.1 Amendments, etc. .................................................................................................24 SECTION 10.2 Notices, etc ...........................................................................................................25 SECTION 10.3 No Waiver; Cumulative Remedies ......................................................................25 SECTION 10.4 Binding Effect; Assignability...............................................................................25 SECTION 10.5 Governing Law ....................................................................................................25 SECTION 10.6 Costs, Expenses and Taxes ..................................................................................25 SECTION 10.7 SUBMISSION TO JURISDICTION ...................................................................26 SECTION 10.8 WAIVER OF JURY TRIAL ................................................................................26 SECTION 10.9 Captions and Cross References; Incorporation by Reference ..............................26 SECTION 10.10 Execution in Counterparts ..................................................................................26 SECTION 10.11 Acknowledgment and Agreement ......................................................................27 SECTION 10.12 No Proceeding ....................................................................................................27 SECTION 10.13 Limited Recourse ...............................................................................................27

iv Purchase and Sale Agreement SCHEDULES Schedule I List of Originators Schedule II Location of Each Originator Schedule III Location of Books and Records of Originators Schedule IV Trade Names Schedule V Actions/Suits EXHIBITS Exhibit A Form of Purchase Report Exhibit B Form of Company Note Exhibit C Form of Joinder Agreement

Purchase and Sale Agreement THIS PURCHASE AND SALE AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of August 30, 2006 (the “Closing Date”) is entered into between the VARIOUS ENTITIES LISTED ON SCHEDULE I HERETO (each, an “Originator”; and collectively, “Originators”), and COOPER RECEIVABLES LLC, a Delaware limited liability company (the “Company”). DEFINITIONS Unless otherwise indicated herein, capitalized terms used and not otherwise defined in this Agreement are defined in Exhibit I to the Second Amended and Restated Receivables Purchase Agreement, dated as of February 15, 2018 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”), among the Company, as Seller, Cooper Tire & Rubber Company (individually, “Cooper”), as initial Servicer (in such capacity, the “Servicer”), the various Purchasers and Purchaser Agents from time to time party thereto, the various financial institutions from time to time party thereto as LC Participants and Wells Fargo Bank, National Association (as successor by assignment from PNC Bank, National Association), as Administrator and as LC Bank. All references herein to months are to calendar months unless otherwise expressly indicated. BACKGROUND: 1. The Company is a special purpose limited liability company, all of the issued and outstanding membership interests of which are owned by Cooper; 2. The Originators generate Receivables in the ordinary course of their businesses; 3. The Originators wish to sell Receivables to the Company, and the Company is willing to purchase Receivables from the Originators, on the terms and subject to the conditions set forth herein; 4. The Originators and the Company intend this transaction to be a true sale of Receivables by each Originator to the Company, providing the Company with the full benefits of ownership of the Receivables, and the Originators and the Company do not intend the transactions hereunder to be a loan from the Company to any Originator. NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows: ARTICLE I AGREEMENT TO PURCHASE AND SELL SECTION 1.1 Agreement to Purchase and Sell. On the terms and subject to the conditions set forth in this Agreement, each Originator, severally and for itself, agrees to sell to the Company, and the Company agrees to purchase from such Originator, from time to time on or after the Closing Date, but before the Purchase and Sale Termination Date (as defined in Section 1.4), all of such Originator’s right, title and interest in and to:

2 Purchase and Sale Agreement (a) each Receivable of such Originator that existed and was owing to such Originator at the closing of such Originator’s business in Findlay, Ohio on July 31, 2006 (the “Cut- off Date”) other than Receivables contributed pursuant to Section 3.1 (the “Contributed Receivables”); (b) each Receivable generated by such Originator after the Cut-off Date to but excluding the Purchase and Sale Termination Date; (c) all rights to, but not the obligations of, such Originator under all Related Security with respect to any of the foregoing Receivables; (d) all monies due or to become due to such Originator with respect to any of the foregoing; (e) all books and records of such Originator to the extent related to any of the foregoing; (f) all collections and other proceeds and products of any of the foregoing (as defined in the UCC) that are or were received by such Originator on or after the Cut-off Date, including, without limitation, all funds which either are received by such Originator, the Company or the Servicer from or on behalf of the Obligors in payment of any amounts owed (including, without limitation, invoice price, finance charges, interest and all other charges) in respect of any of the above Receivables or are applied to such amounts owed by the Obligors (including, without limitation, any insurance payments that such Originator, the Company or the Servicer applies in the ordinary course of its business to amounts owed in respect of any of the above Receivables, and net proceeds of sale or other disposition of repossessed goods or other collateral or property of the Obligors in respect of any of the above Receivables or any other parties directly or indirectly liable for payment of such Receivables); and (g) all right, title and interest (but not obligations) in and to the Lock-Box Accounts, into which any Collections or other proceeds with respect to such Receivables may be deposited, and any related investment property acquired with any such collections or other proceeds (as such term is defined in the applicable UCC). All purchases and contributions hereunder shall be made without recourse, but shall be made pursuant to, and in reliance upon, the representations, warranties and covenants of the Originators set forth in this Agreement and each other Transaction Document. No obligation or liability to any Obligor on any Receivable is intended to be assumed by the Company hereunder, and any such assumption is expressly disclaimed. The Company’s foregoing commitment to purchase Receivables and the proceeds and rights described in clauses (c) through (g) (collectively, the “Related Rights”) is herein called the “Purchase Facility.” SECTION 1.2 Timing of Purchases. (a) Closing Date Purchases. Each Originator’s entire right, title and interest in (i) each Receivable that existed and was owing to such Originator at the Cut-off Date (other than Contributed Receivables), (ii) all Receivables created by such Originator after the Cut-off Date, to and including the Closing Date (other than Contributed Receivables), and (iii) all Related Rights

3 Purchase and Sale Agreement with respect thereto automatically shall be deemed to have been sold by such Originator to the Company on the Closing Date. (b) Subsequent Purchases. After the Closing Date, until the Purchase and Sale Termination Date, each Receivable and the Related Rights generated by each Originator shall be deemed to have been sold by such Originator to the Company immediately (and without further action) upon the creation of such Receivable. SECTION 1.3 Consideration for Purchases. On the terms and subject to the conditions set forth in this Agreement, the Company agrees to make Purchase Price payments to the Originators in accordance with Article III and to reflect all contributions in accordance with Section 3.1. SECTION 1.4 Purchase and Sale Termination Date. The “Purchase and Sale Termination Date” shall be the earliest to occur of (a) the date the Purchase Facility is terminated pursuant to Section 8.2 and (b) the Payment Date immediately following the day on which the Originators shall have given written notice to the Company, the Administrator and each Purchaser Agent at or prior to 10:00 a.m. (New York City time) that the Originators desire to terminate this Agreement. SECTION 1.5 Intention of the Parties. It is the express intent of each Originator and the Company that each conveyance by such Originator to the Company pursuant to this Agreement of the Receivables and Related Rights, including without limitation, all Receivables, if any, constituting general intangibles as defined in the UCC, and all Related Rights be construed as a valid and perfected sale and absolute assignment (without recourse except as provided herein) of such Receivables and Related Rights by such Originator to the Company (rather than the grant of a security interest to secure a debt or other obligation of such Originator) and that the right, title and interest in and to such Receivables and Related Rights conveyed to the Company be prior to the rights of and enforceable against all other Persons at any time, including, without limitation, lien creditors, secured lenders, purchasers and any Person claiming through such Originator. The parties acknowledge that an outright sale of Receivables and interests in Receivables is governed by Article 9 of the Uniform Commercial Code as enacted in the State of New York and the states in which the parties may be organized or otherwise have a presence (without distinguishing the applicable jurisdiction, “Article 9”), notwithstanding that such a sale is not intended for security. The parties also acknowledge that, as a drafting convention under Article 9, terms used under Article 9 for secured transactions also apply to outright sales of receivables, including “debtor”, which applies to a seller of receivables, “secured party”, which applies to a buyer of receivables, and “security interest”, which applies to the buyer’s outright ownership interest. Thus, such terms, and other terms used in Article 9, will apply to this Agreement, and may be used in this Agreement or in connection with this Agreement and such use does not affect the nature of the outright sale of the Receivables by an Originator to the Company. Thus, under the Article 9 drafting convention, the out-right sale of the Receivables may be described as a transaction by which the Originators have granted to the Company a security interest in, among other things, the Receivables. However, if, contrary to the mutual intent of the parties, any conveyance of Receivables and Related Rights, including without limitation any Receivables constituting general intangibles, is not construed to be both a valid and perfected sale and absolute assignment of such Receivables and Related Rights, and a conveyance of such Receivables and Related Rights that is prior to the rights of and enforceable against all other Persons at any time, including without limitation lien creditors, secured lenders, purchasers and any Person claiming through such Originator, then, it is the intent

4 Purchase and Sale Agreement of such Originator and the Company that (i) this Agreement also shall be deemed to be, and hereby is, a security agreement within the meaning of the UCC; and (ii) such Originator shall be deemed to have granted to the Company as of the date of this Agreement, and such Originator hereby grants to the Company a security interest in, to and under all of such Originator’s right, title and interest in and to: (A) the Receivables and the Related Rights now existing and hereafter created by such Originator transferred or purported to be transferred hereunder, (B) all monies due or to become due and all amounts received with respect thereto, (C) all books and records of such Originator to the extent related to any of the foregoing, and (D) all proceeds and products of any of the foregoing to secure all of such Originator’s obligations hereunder. ARTICLE II PURCHASE REPORT; CALCULATION OF PURCHASE PRICE SECTION 2.1 Purchase Report. On the Closing Date and on each date when a Monthly Report is due to be delivered under the Receivables Purchase Agreement (each such date, a “Monthly Purchase Report Date”), the Servicer shall deliver to the Company and each Originator a report in substantially the form of Exhibit A (each such report being herein called a “Purchase Report”) setting forth, among other things: (a) Receivables purchased (or, in the case of Contributed Receivables, received) by the Company from each Originator on the Closing Date (in the case of the Purchase Report to be delivered on the Closing Date); (b) Receivables purchased (or, in the case of Contributed Receivables, received) by the Company from each Originator during the period commencing on the Monthly Purchase Report Date immediately preceding such Monthly Purchase Report Date to (but not including) such Monthly Purchase Report Date (in the case of each subsequent Purchase Report); and (c) the calculations of reductions of the Purchase Price for any Receivables as provided in Section 3.3(a) and (b). SECTION 2.2 Calculation of Purchase Price. The “Purchase Price” to be paid to each Originator for the Receivables that are purchased hereunder from such Originator shall be determined in accordance with the following formula: PP = OB x FMVD where: PP = Purchase Price for each Receivable as calculated on the relevant Payment Date. OB = The Outstanding Balance of such Receivable on the relevant Payment Date. FMVD = Fair Market Value Discount, as measured on such Payment Date, which is equal to the quotient (expressed as percentage) of (a) one

5 Purchase and Sale Agreement divided by (b) the sum of (i) one, plus (ii) the product of (A) the Prime Rate on such Payment Date, and (B) a fraction, the numerator of which is the Days’ Sales Outstanding (calculated as of the last Business Day of the calendar month next preceding such Payment Date) and the denominator of which is 365. For the avoidance of doubt, any reference in this Agreement or any Transaction Document to any monetary amount (other than an amount denominated in U.S. dollars) shall mean the U.S. Dollar Equivalent (as such term is defined in the Receivables Purchase Agreement) of such monetary amount at the time of determination thereof. “Payment Date” means (i) the Closing Date and (ii) each Business Day thereafter that the Originators are open for business. “Prime Rate” means a per annum rate equal to the “Prime Rate” as published in the “Money Rates” section of The Wall Street Journal or if such information ceases to be published in The Wall Street Journal, such other publication as determined by the Administrator in its sole discretion. ARTICLE III PAYMENT OF PURCHASE PRICE SECTION 3.1 Contribution of Receivables and Initial Purchase Price Payment. (a) On the Closing Date, Cooper shall, and hereby does, contribute to the capital of the Company, Receivables and Related Rights consisting of each Receivable of Cooper that existed and was owing to Cooper on the Closing Date beginning with the oldest of such Receivables and continuing chronologically thereafter such that the aggregate Outstanding Balance of all such Contributed Receivables shall be equal to $10,000,000. (b) On the terms and subject to the conditions set forth in this Agreement, the Company agrees to pay to each Originator the Purchase Price for the purchase to be made from such Originator on the Closing Date partially in cash (in an amount to be agreed between the Company and such Originator and set forth in the initial Purchase Report) and partially by issuing a promissory note in the form of Exhibit B to such Originator with an initial principal balance equal to the remaining Purchase Price (each such promissory note, as it may be amended, supplemented, endorsed or otherwise modified from time to time, together with all promissory notes issued from time to time in substitution therefor or renewal thereof in accordance with the Transaction Documents, each being herein called a “Company Note”). SECTION 3.2 Subsequent Purchase Price Payments. On each Payment Date subsequent to the Closing Date, on the terms and subject to the conditions set forth in this Agreement, the Company shall pay to each Originator the Purchase Price for the Receivables generated by such Originator on such Payment Date: (i) First, in cash to the extent the Company has cash available therefor (and such payment is not prohibited under the Receivables Purchase Agreement) and/or, if requested by such Originator, in consideration for causing the LC Bank

6 Purchase and Sale Agreement to issue one or more Letters of Credit on the terms and subject to the conditions of this Article III and the Receivables Purchase Agreement; and (ii) Second, to the extent any portion of the Purchase Price remains unpaid, the principal amount outstanding under the applicable Company Note shall be automatically increased by an amount equal to such remaining Purchase Price; provided, however, notwithstanding anything in this Agreement to the contrary, although the sales occur daily, settlement shall be effected from time to time as mutually agreed by the Company and the applicable Originator, provided that (i) settlement shall occur not less than once per calendar month, and (ii) subject to the terms of the Company Note(s), amounts owing by the Company to each Originator shall be payable at any time upon demand by the applicable Originator. The Servicer shall make all appropriate record keeping entries with respect to each of the Company Notes to reflect the foregoing payments and reductions made pursuant to Sections 3.3 and 3.5, and the Servicer’s books and records shall constitute rebuttable presumptive evidence of the principal amount of, and accrued interest on, each of the Company Notes at any time. Each Originator hereby irrevocably authorizes the Servicer to mark the Company Notes “CANCELED” and to return such Company Notes to the Company upon the final payment thereof after the occurrence of the Purchase and Sale Termination Date. In the event such Originator requests that any purchases be paid for by issuance of a Letter of Credit on behalf of such Originator or one of its Subsidiaries, such Originator shall on a timely basis provide the Company with such information as is necessary for the Company to obtain such Letter of Credit from the LC Bank. Such Originator shall have no reimbursement or recourse obligations in respect of any Letter of Credit. SECTION 3.3 Settlement as to Specific Receivables and Dilution. (a) If, (i) on the day of purchase or contribution of any Receivable from an Originator hereunder, any of the representations or warranties set forth in Sections 5.10, 5.15 and 5.17 are not true with respect to such Receivable or (ii) as a result of any action or inaction (other than solely as a result of the failure to collect such Receivable due to a discharge in bankruptcy or similar insolvency proceeding or other credit related reasons with respect to the relevant Obligor) of such Originator, on any subsequent day, any of such representations or warranties set forth in Sections 5.10, 5.15 and 5.17 is no longer true with respect to such Receivable, then the Purchase Price (or in the case of a Contributed Receivable the Outstanding Balance of such Receivable (the “Contributed Value”)), with respect to such Receivable shall be reduced by an amount equal to the Outstanding Balance of such Receivable and shall be accounted to such Originator as provided in clause (c) below; provided that if the Company thereafter receives payment on account of Collections due with respect to such Receivable, the Company promptly shall deliver such funds to such Originator. (b) If, on any day, the Outstanding Balance of any Receivable (including any Contributed Receivable) purchased or contributed hereunder is reduced or adjusted as a result of any defective, rejected, returned goods or services, or any discount or other adjustment made by any Originator, the Company or the Servicer or any setoff or dispute between any Originator or

7 Purchase and Sale Agreement the Servicer and an Obligor as indicated on the books of the Company (or, for periods prior to the Closing Date, the books of such Originator), then the Purchase Price or Contributed Value, as the case may be, with respect to such Receivable shall be reduced by the amount of such net reduction and shall be accounted to such Originator as provided in clause (c) below. (c) Any reduction in the Purchase Price or Contributed Value of any Receivable pursuant to clause (a) or (b) above shall be applied as a credit for the account of the Company against the Purchase Price of Receivables subsequently purchased by the Company from such Originator hereunder; provided, however, if there have been no purchases of Receivables from such Originator (or insufficiently large purchases of Receivables) prior to the Monthly Settlement Date immediately following any such reduction in the Purchase Price to create a Purchase Price sufficient to so apply such credit against, the amount of such credit: (i) to the extent of any outstanding principal balance under the Company Note payable to such Originator, shall be deemed to be a payment under, and shall be deducted from the principal amount outstanding under, the Company Note payable to such Originator; and (ii) after making any deduction pursuant to clause (i) above, shall be paid in cash to the Company by such Originator on such Monthly Settlement Date in the manner and for application as described in the following proviso; provided, further, that at any time (y) when a Termination Event or an Unmatured Termination Event exists under the Receivables Purchase Agreement or (z) on or after the Purchase and Sale Termination Date, the amount of any such credit shall be paid by such Originator to the Company by deposit in immediately available funds into a Lock-Box Account for application by the Servicer to the same extent as if Collections of the applicable Receivable in such amount had actually been received on such date. SECTION 3.4 Reconveyance of Receivables. In the event that an Originator has paid to the Company the full Outstanding Balance of any Receivable pursuant to 0, the Company shall reconvey such Receivable to such Originator, without representation or warranty, but free and clear of all liens, security interests, charges, and encumbrances created by the Company. SECTION 3.5 Letters of Credit. (a) Upon the request of the Servicer (acting as agent for each Originator as described in subsection (b) below), and on the terms and conditions for issuing Letters of Credit under the Receivables Purchase Agreement (including any limitations therein on the amount of any such issuance and the provision of notice to the LC Bank), the Company agrees to cause the LC Bank to issue, on the Purchase Dates specified by the Servicer (on behalf of such Originator or any of its designated Subsidiaries), Letters of Credit in favor of the beneficiaries specified by the Servicer (on behalf of such Originator or such designated Subsidiary). The aggregate stated amount of the Letters of Credit being issued on any Purchase Date on behalf of an Originator or its designated Subsidiary shall constitute a credit against the aggregate Purchase Price payable by the Company to such Originator on such Purchase Date pursuant to Section 3.2, and in the case of a Letter of Credit being issued for the benefit of a Subsidiary of an Originator, such Originator

8 Purchase and Sale Agreement confirms that it receives from such Subsidiary a benefit at least equal to the stated amount of the requested Letter of Credit. To the extent that the aggregate stated amount of the Letters of Credit being issued on any Payment Date exceeds the aggregate Purchase Price payable by the Company to such Originator on such Payment Date, such excess shall be deemed to be a reduction in the outstanding principal balance of (and, to the extent necessary, the accrued but unpaid interest on) the Company Note payable to such Originator. The aggregate stated amount of Letters of Credit to be issued on any Payment Date shall not exceed the sum of the aggregate Purchase Price payable on such Payment Date to such Originator plus the aggregate outstanding principal balance of and accrued but unpaid interest on the Company Note payable to such Originator on such Payment Date. In the event that any such Letter of Credit issued pursuant to this Section 3.5 (i) expires or is cancelled or otherwise terminated with all or any portion of its stated amount undrawn, (ii) has its stated amount decreased (for a reason other than a drawing having been made thereunder) or (iii) the Company’s Reimbursement Obligation in respect thereof is reduced for any reason other than by virtue of a payment made in respect of a drawing thereunder, then an amount equal to such undrawn amount or such reduction, as the case may be, shall either be paid in cash to such Originator on the next Payment Date or, if the Company does not then have cash available therefor, shall be deemed to be added to the outstanding principal amount of the Company Note issued to such Originator. Under no circumstances shall Cooper or any Originator have any reimbursement or recourse obligations in respect of any Letter of Credit. (b) Each Originator appoints the Servicer as its agent (on which appointment the Company, the Sub-Servicers, the Purchaser Agents, the Administrator, the LC Bank, the LC Participants and the Purchasers may rely until such Originator provides contrary written notice to all of such Persons) to act on such Originator’s behalf to take all actions and to make all decisions in respect of the issuance, amendment and administration of the Letters of Credit, including requests for the issuance and extension of Letters of Credit and the allocation of the stated amounts of Letters of Credit against Purchase Price owed to particular Originators and against Company Notes issued to particular Originators. In the event that the Servicer requests a Letter of Credit hereunder, the Servicer shall on a timely basis provide the Company with such information as is necessary for the Company to obtain such Letter of Credit from the LC Bank, and shall notify the relevant Originators, the Company and the Administrator of the allocations described in the preceding sentence. Such allocations shall be binding on the Company and each Originator. (c) Each Originator (on behalf of itself or its designated Subsidiary, if applicable) agrees to be bound by the terms of each Letter of Credit Application referenced in the Receivables Purchase Agreement and by the LC Bank’s interpretations of any Letter of Credit issued for the Company and by the LC Bank’s written regulations and customary practices relating to letters of credit. ARTICLE IV CONDITIONS OF PURCHASES SECTION 4.1 Conditions Precedent to Initial Purchase. The initial purchase hereunder is subject to the condition precedent that the Company and the Administrator (as the Company’s assignee) and each Purchaser Agent shall have received, on or before the Closing Date, the following, each (unless otherwise indicated) dated the Closing Date, and each in form and

9 Purchase and Sale Agreement substance satisfactory to the Company and the Administrator (as the Company’s assignee) and each Purchaser Agent: (a) A copy of the resolutions of the board of directors or managers of each Originator approving the Transaction Documents to be executed and delivered by it and the transactions contemplated hereby and thereby, certified by the Secretary or Assistant Secretary of such Originator; (b) Good standing certificates for each Originator issued as of a recent date acceptable to the Company and the Administrator (as the Company’s assignee) by the Secretary of State of the jurisdiction of such Originator’s organization and each jurisdiction where such Originator is qualified to transact business; (c) A certificate of the Secretary or Assistant Secretary of each Originator certifying the names and true signatures of the officers authorized on such Person’s behalf to sign the Transaction Documents to be executed and delivered by it (on which certificate the Servicer, the Company and the Administrator (as the Company’s assignee) may conclusively rely until such time as the Servicer, the Company and the Administrator (as the Company’s assignee) shall receive from such Person a revised certificate meeting the requirements of this clause (c)); (d) The certificate or articles of incorporation or other organizational document of each Originator duly certified by the Secretary of State of the jurisdiction of such Originator’s organization as of a recent date, together with a copy of the by-laws of such Originator, each duly certified by the Secretary or an Assistant Secretary of such Originator; (e) Originals of the proper financing statements (Form UCC-1) that have been duly authorized and name each Originator as the debtor/seller and the Company as the buyer/assignor (and the Administrator, for the benefit of the Purchasers, as secured party/assignee) of the Receivables generated by such Originator as may be necessary or, in the Company’s or the Administrator’s opinion, desirable under the UCC of all appropriate jurisdictions to perfect the Company’s ownership interest in all Receivables and such other rights, accounts, instruments and moneys (including, without limitation, Related Security) in which an ownership or security interest has been assigned to it hereunder; (f) A written search report from a Person satisfactory to the Company and the Administrator (as the Company’s assignee) listing all effective financing statements that name the Originators as debtors or sellers and that are filed in all jurisdictions in which filings may be made against such Person pursuant to the applicable UCC, together with copies of such financing statements (none of which, except for those described in the foregoing clause (e) (and/or released or terminated as the case may be prior to the First Omnibus Amendment Effective Date), shall cover any Receivable or any Related Rights which are to be sold to the Company hereunder), and tax and judgment lien search reports from a Person satisfactory to the Company showing no evidence of such liens filed against any Originator; (g) A favorable opinion of Jones Day, counsel to the Originators, in form and substance satisfactory to the Company, the Administrator and each Purchaser Agent;

10 Purchase and Sale Agreement (h) A Company Note in favor of each Originator, duly executed by the Company; (i) Evidence (i) of the execution and delivery by each of the parties thereto of each of the other Transaction Documents to be executed and delivered in connection herewith and (ii) that each of the conditions precedent to the execution, delivery and effectiveness of such other Transaction Documents has been satisfied to the Company’s and the Administrator’s (as the Company’s assignee) satisfaction; and (j) A certificate from an officer of each Originator to the effect that such Originator has placed on the most recent, and has taken all steps reasonably necessary to ensure that there shall be placed on subsequent, summary master control data processing reports the following legend (or the substantive equivalent thereof): “THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO COOPER RECEIVABLES LLC PURSUANT TO A PURCHASE AND SALE AGREEMENT, DATED AS OF AUGUST 30, 2006, BETWEEN THE ORIGINATORS NAMED THEREIN AND COOPER RECEIVABLES LLC; AND AN INTEREST IN THE RECEIVABLES DESCRIBED HEREIN HAS BEEN GRANTED TO WELLS FARGO BANK, NATIONAL ASSOCIATION, FOR THE BENEFIT OF THE PURCHASERS UNDER THE SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, DATED AS OF FEBRUARY 15, 2018, AMONG COOPER RECEIVABLES LLC, COOPER TIRE & RUBBER COMPANY, AS INITIAL SERVICER, THE VARIOUS PURCHASERS AND PURCHASER AGENTS FROM TIME TO TIME PARTY THERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATOR, AS THE SAME MAY BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME.” SECTION 4.2 Certification as to Representations and Warranties. Each Originator, by accepting the Purchase Price related to each purchase of Receivables generated by such Originator, shall be deemed to have certified that the representations and warranties contained in Article V, as from time to time amended in accordance with the terms hereof, are true and correct on and as of such day, with the same effect as though made on and as of such day (except for representations and warranties which apply to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date). SECTION 4.3 Additional Originators. Additional Persons may be added as Originators hereunder, with the prior written consent of the Company, the Administrator and each Purchaser Agent; provided that following conditions are satisfied on or before the date of such addition: (a) The Servicer shall have given the Company, the Administrator and each Purchaser Agent at least thirty days prior written notice of such proposed addition and the identity of the proposed additional Originator and shall have provided such other information with respect to such proposed additional Originator as the Administrator or any Purchaser Agent may reasonably request; (b) such proposed additional Originator has executed and delivered to the Company, the Administrator and each Purchaser Agent an agreement substantially in the form attached hereto as Exhibit C (a “Joinder Agreement”);

11 Purchase and Sale Agreement (c) such proposed additional Originator has delivered to the Company and the Administrator (as the Company’s assignee) and each Purchaser Agent each of the documents with respect to such Originator described in Sections 4.1 and 4.2, in each case in form and substance satisfactory to the Company, the Administrator (as the Company’s assignee) and each Purchaser Agent; (d) unless the receivables intended to be sold by such additional Originator to the Company hereunder are Receivables, the related underlying goods of which, are and will continue to be generated by an already existing Originator, the Administrator shall have received, to the extent required by the securitization program of any Conduit Purchaser, a written statement from each applicable Rating Agency confirming that the addition of such Originator will not result in a downgrade or withdrawal of the current ratings of the Notes; and (e) no Purchase and Sale Termination Date shall have occurred and be continuing. ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE ORIGINATORS In order to induce the Company to enter into this Agreement and to make purchases hereunder, each Originator hereby represents and warrants with respect to itself that each representation and warranty concerning it or the Receivables sold or contributed by it hereunder, that is contained in the Receivables Purchase Agreement is true and correct, and hereby makes the representations and warranties set forth in this Article V. SECTION 5.1 Existence and Power. Such Originator is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all power and authority and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted. SECTION 5.2 Company and Governmental Authorization, Contravention. The execution, delivery and performance by such Originator of this Agreement are within such Originator’s company powers, have been duly authorized by all necessary company action, require no action by or in respect of, or filing with (other than the filing of the UCC financing statements and continuation statements contemplated hereunder and disclosures and filings under applicable securities laws), any governmental body, agency or official, and, do not contravene, or constitute a default under, any provision of applicable law or regulation or of the organizational documents of such Originator or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Originator or result in the creation or imposition of any lien (other than liens in favor of the Company and Administrator under the Transaction Documents) on assets of such Originator or any of its Subsidiaries. SECTION 5.3 Binding Effect of Agreement. This Agreement and each of the other Transaction Documents to which it is a party constitutes the legal, valid and binding obligation of such Originator enforceable against such Originator in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws

12 Purchase and Sale Agreement affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law. SECTION 5.4 Accuracy of Information. All written information heretofore furnished by such Originator to the Company, the Administrator or any Purchaser Agent pursuant to or in connection with this Agreement or any other Transaction Document (as modified or supplemented by other information so furnished) is, and all such information hereafter furnished by such Originator to the Company, the Administrator or any Purchaser Agent in writing pursuant to this Agreement or any Transaction Document (as modified or supplemented by other information so furnished), when taken as a whole, will be, true and accurate in all material respects on the date such information is stated or certified; provided, however, that with respect to projected or pro forma financial information and information of a general economic or industry specific nature, such Originator represents only that such information has been prepared in good faith based on assumptions believed by such Originator to be reasonable at the time of preparation. SECTION 5.5 Actions, Suits. Except as set forth in Schedule V, there are no actions, suits or proceedings pending or, to the best of such Originator’s knowledge, threatened in writing against or affecting such Originator or any of its Affiliates or their respective properties, in or before any court, arbitrator or other body, which could reasonably be expected to have a Material Adverse Effect upon the ability of such Originator (or such Affiliate) to perform its obligations under this Agreement or any other Transaction Document to which it is a party. SECTION 5.6 Taxes. Such Originator has filed or caused to be filed all U.S. federal income tax returns and all other material returns, statements, forms and reports for taxes, domestic or foreign, required to be filed by it and has paid all taxes payable by it which have become due or any assessments made against it or any of its property and all other material taxes, fees or other charges imposed on it or any of its property by any Governmental Authority. SECTION 5.7 Compliance with Applicable Laws. Such Originator is in compliance with the requirements of all applicable laws, rules, regulations and orders of all governmental authorities except to the extent that the failure to comply would not be reasonably expected to have a Material Adverse Effect. In addition, no Receivable sold or contributed hereunder contravenes any laws, rules or regulations applicable thereto or to such Originator. SECTION 5.8 Reliance on Separate Legal Identity. Such Originator acknowledges that each of the Purchasers, the Purchaser Agents and the Administrator are entering into the Transaction Documents to which they are parties in reliance upon the Company’s identity as a legal entity separate from such Originator. SECTION 5.9 Investment Company. Such Originator is not an “investment company,” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended. SECTION 5.10 Perfection. Immediately preceding its sale of each Receivable hereunder, such Originator was the owner of such Receivable sold or purported to be sold, free and clear of any Adverse Claims, and each such sale hereunder constitutes a valid sale, transfer and assignment of all of such Originator’s right, title and interest in, to and under the Receivables sold by it, free

13 Purchase and Sale Agreement and clear of any Adverse Claims. On or before the First Omnibus Amendment Effective Date and before the generation by such Originator of any new Receivable to be sold or otherwise conveyed hereunder, all financing statements and other documents, if any, required to be recorded or filed in order to perfect and protect the Company’s ownership interest in such Receivable against all creditors of and purchasers from such Originator will have been duly filed in each filing office necessary for such purpose, and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full. SECTION 5.11 Creation of Receivables. Such Originator has exercised at least the same degree of care and diligence in the creation of the Receivables sold, contributed or otherwise transferred hereunder as it has exercised in connection with the creation of receivables originated by it and not so transferred hereunder. SECTION 5.12 Credit and Collection Policy. Such Originator has complied in all material respects with its Credit and Collection Policy in regard to each Receivable sold or contributed by it hereunder and related Contract. SECTION 5.13 Enforceability of Contracts. Each Contract related to any Receivable sold or contributed by such Originator hereunder is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the outstanding balance of such Receivable, enforceable against the Obligor in accordance with its terms, without being subject to any defense, deduction, offset or counterclaim and such Originator has fully performed its obligations under such Contract. SECTION 5.14 Location and Offices. As of the First Omnibus Amendment Effective Date, such Originator’s location (as such term is defined in the applicable UCC) is at the address set forth on Schedule II hereto, and such location has not been changed for at least four months before the First Omnibus Amendment Effective Date. The offices where such Originator keeps all records concerning the Receivables are located at the addresses set forth on Schedule III hereto or such other locations of which the Company and the Administrator (as the Company’s assignee) has been given written notice in accordance with the terms hereof. SECTION 5.15 Good Title. Upon the creation of each new Receivable sold or otherwise conveyed or purported to be conveyed hereunder and on the Closing Date for then existing Receivables, the Company shall have a valid and perfected first priority ownership interest in each Receivable sold or contributed to it hereunder, free and clear of any Adverse Claim. SECTION 5.16 Names. Except as described in Schedule IV, such Originator has not used any corporate or company names, tradenames or assumed names other than its name set forth on the signature pages of this Agreement. SECTION 5.17 Nature of Receivables. Each Pool Receivable purchased or contributed hereunder and included in the calculation of Net Receivables Pool Balance is, on the date of such purchase or contribution, an Eligible Receivable. SECTION 5.18 Bulk Sales, Margin Regulations, No Fraudulent Conveyance, Investment Company. No transaction contemplated hereby requires compliance with or will become subject to avoidance under any bulk sales act or similar law. No use of funds obtained by such Originator

14 Purchase and Sale Agreement hereunder will conflict with or contravene Regulation T, U or X of the Federal Reserve Board. No purchase hereunder constitutes a fraudulent transfer or conveyance under any United States federal or applicable state bankruptcy or insolvency laws or is otherwise void or voidable under such or similar laws or principles or for any other reason. SECTION 5.19 Financial Condition. (a) The consolidated balance sheets of Cooper and its consolidated subsidiaries as of December 31, 2019 and the related statements of income and shareholders’ equity of Cooper and its consolidated subsidiaries for the fiscal year then ended certified by its independent accountants, copies of which have been furnished to the Company and the Administrator (as the Company’s assignee), present fairly in all material respects the consolidated financial position of Cooper and its consolidated subsidiaries for the period ended on such date, all in accordance with GAAP consistently applied; and since such date no event has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect. (b) On the First Omnibus Amendment Effective Date, and on the date of each purchase or contribution hereunder (both before and after giving effect to such purchase or contribution), such Originator shall be Solvent. SECTION 5.20 Licenses, Contingent Liabilities, and Labor Controversies. (a) Such Originator has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business. (b) There are no labor controversies pending against such Originator that have had (or could be reasonably expected to have) a Material Adverse Effect. SECTION 5.21 Reaffirmation of Representations and Warranties by the Originator. On each day that a new Receivable is created, and when sold or contributed to the Company hereunder, such Originator shall be deemed to have certified that all representations and warranties set forth in this Article V are true and correct on and as of such day (except for representations and warranties which apply as to an earlier date (in which case such representations and warranties shall be true and correct as of such earlier date)). ARTICLE VI COVENANTS OF THE ORIGINATORS SECTION 6.1 Affirmative Covenants. From the First Omnibus Amendment Effective Date until the first day following the Purchase and Sale Termination Date, each Originator will, unless the Administrator and the Company shall otherwise consent in writing, perform the following: (a) General Information. Such Originator shall furnish to the Company, the Administrator and each Purchaser Agent such information as such Person may from time to time reasonably request.

15 Purchase and Sale Agreement (b) Furnishing of Information and Inspection of Records. Such Originator will furnish to the Company, the Administrator and each Purchaser Agent from time to time such information with respect to the Receivables as such Person may reasonably request; provided that the preceding shall not obligate the Company (or the Servicer) to deliver Information Packages more frequently than as set forth in the Receivables Purchase Agreement. Such Originator will, at such Originator’s expense, at any time and from time to time during regular business hours with prior written notice (i) permit the Company, the Administrator or any Purchaser Agent, or their respective agents or representatives (so long as such Persons agree to comply with such Originator’s reasonable security measures and visitation guidelines), (A) to examine and make copies of and abstracts from all books and records relating to the Receivables or other Pool Assets and (B) to visit the offices and properties of such Originator for the purpose of examining such books and records, and to discuss matters relating to the Receivables, other Related Rights or such Originator’s performance hereunder or under the other Transaction Documents to which it is a party with any of the officers, directors, employees or independent public accountants of such Originator (provided that representatives of such Originator are present during such discussions) having knowledge of such matters and (ii) without limiting the provisions of clause (i) above, from time to time during regular business hours, at Originator’s expense, upon reasonable prior written notice from the Company, the Administrator or any Purchaser Agent, permit certified public accountants or other auditors acceptable to the Administrator and the Purchaser Agents (so long as such Persons agree to comply with such Originator’s reasonable security measures and visitation guidelines) to conduct, a review of its books and records with respect to the Receivables; provided that unless a Termination Event has occurred and is continuing , the first such review in any twelve- month period results in negative findings, or the Information Packages delivered have revealed a material variance from historic Pool Receivables performance, the Originator and its Affiliates shall be required to reimburse the Administrator and the Purchaser Agents, together, for the out- of-pocket expenses of only one (1) such review in any twelve-month period pursuant to this Section or any equivalent Sections of this Agreement and the other Transaction Documents. (c) Keeping of Records and Books. Such Originator will have and maintain (i) administrative and operating procedures (including an ability to recreate records if originals are destroyed), (ii) adequate facilities, personnel and equipment and (iii) all records and other information reasonably necessary for collection of the Receivables originated by such Originator (including records adequate to permit the daily identification of each new such Receivable and all Collections of, and adjustments to, each existing such Receivable). Such Originator will give the Company, the Administrator and each Purchaser Agent prior notice of any change in such administrative and operating procedures that causes them to be materially different from the procedures described to the Company, the Administrator and each Purchaser Agent on or before the First Omnibus Amendment Effective Date as such Originator’s then existing or planned administrative and operating procedures for collecting Receivables. (d) Performance and Compliance with Receivables and Contracts. Such Originator will at its expense timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under all Contracts or other documents or agreements related to the Receivables.

16 Purchase and Sale Agreement (e) Credit and Collection Policy. Such Originator will comply with its Credit and Collection Policy in regard to each Receivable originated by it and any related Contract or other related document or agreement. (f) Receivable Purchase Agreement. Such Originator will perform and comply with each covenant and other undertaking in the Receivables Purchase Agreement that the Company undertakes to cause such Originator to perform, subject to any grace periods for such performance provided for in the Receivables Purchase Agreement. (g) Preservation of Existence. Such Originator shall preserve and maintain its existence as a corporation, partnership or limited liability company, as applicable, and all rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign corporation, partnership or limited liability company, as applicable, in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would be reasonably expected to have a Material Adverse Effect. (h) Location of Records. Keep its location (as such term is defined in the applicable UCC), and the offices where it keeps its records concerning or related to Receivables, at the address(es) referred to in Schedule II or Schedule III, respectively, or, upon 30 days’ prior written notice to the Company, the Administrator (as the Company’s assignee) and each Purchaser Agent, at such other locations in jurisdictions where all action required by Section 7.3 shall have been taken and completed. (i) Post Office Boxes. On or prior to the First Omnibus Amendment Effective Date, deliver to the Servicer (on behalf of the Company) a certificate from an authorized officer of such Originator to the effect that (i) the names of the renter of all post office boxes into which the Originator has or will direct Obligors to send Collections have been changed to the name of the Company (unless such post office boxes are in the name of the relevant Lock-Box Banks) and (ii) all relevant postmasters have been notified that each of the Servicer and the Administrator are authorized to collect mail delivered to such post office boxes (unless such post office boxes are in the name of the relevant Lock-Box Banks). SECTION 6.2 Reporting Requirements. From the First Omnibus Amendment Effective Date until the first day following the Purchase and Sale Termination Date, each Originator will, unless the Company, the Administrator and the Majority Purchaser Agents shall otherwise consent in writing, furnish to the Company, the Administrator and the Majority Purchaser Agents: (a) Purchase and Sale Termination Events. As soon as possible, and in any event within three (3) Business Days after such Originator becomes aware of the occurrence of each Purchase and Sale Termination Event or each event which with notice or the passage of time or both would become a Purchase and Sale Termination Event (an “Unmatured Purchase and Sale Termination Event”), a written statement of the chief financial officer or chief accounting officer of such Originator describing such Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event and the action that such Originator proposes to take with respect thereto, in each case in reasonable detail;

17 Purchase and Sale Agreement (b) Proceedings. As soon as possible and in any event within three (3) Business Days after such Originator becomes aware thereof, written notice of (i) litigation, investigation or proceeding of the type described in Section 5.5 not previously disclosed to the Company, the Administrator and each Purchaser Agent which would reasonably be expected to have a Material Adverse Effect, and (ii) all material adverse developments that have occurred with respect to any previously disclosed litigation, proceedings and investigations; and (c) Other. Promptly, from time to time, such other information, documents, records or reports respecting the Receivables or the conditions or operations, financial or otherwise, of such Originator as the Company, the Administrator or any Purchaser Agent may from time to time reasonably request in order to protect the interests of the Company, the Purchasers, the Purchaser Agents or the Administrator under or as contemplated by the Transaction Documents. SECTION 6.3 Negative Covenants. From the First Omnibus Amendment Effective Date until the first date following the Purchase and Sale Termination Date when no Aggregate Capital or Discount with respect to the Purchased Interest remains outstanding and all obligations of such Originator to the Company and its assigns have been satisfied in full, each Originator agrees that, unless the Company, the Administrator and the Majority Purchaser Agents shall otherwise consent in writing, it shall not: (a) Sales, Liens, Etc. Except as otherwise provided herein or in any other Transaction Document, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Receivable sold, contributed or otherwise conveyed or purported to be sold, contributed or otherwise conveyed hereunder or related Contract or Related Security, or any interest therein, or any Collections thereon, or assign any right to receive income in respect thereof. (b) Extension or Amendment of Receivables. Except as otherwise permitted in Section 4.2(a) of the Receivables Purchase Agreement and the applicable Credit and Collection Policy, extend, amend or otherwise modify the terms of any Receivable in any material respect generated by it that is sold, contributed or otherwise conveyed hereunder, or amend, modify or waive, in any material respect, the provisions of any Contract related thereto. (c) Change in Business or Credit and Collection Policy. (i) Make any material change in the character of its business, which change would be reasonably expected to materially impair the collectability of any Pool Receivable, or (ii) make any change in its Credit and Collection Policy that would reasonably be expected to materially and adversely affect the collectability of any significant portion of the Pool Receivables, the enforceability of any related Contract or the applicable Originator’s ability to perform its obligations under such related Contract or the Transaction Documents. Promptly following any other change in the Credit and Collection Policy, such Originator will deliver a copy of the updated Credit and Collection Policy to the Administrator and the Purchaser Agents. (d) Receivables Not to be Evidenced by Promissory Notes or Chattel Paper. Except as otherwise provided in the Receivables Purchase Agreement in regard to servicing, take any action to cause or permit any Receivable generated by it that is sold or contributed by it

18 Purchase and Sale Agreement hereunder to become evidenced by any “instrument” or “chattel paper” (as defined in the applicable UCC). (e) Mergers, Acquisitions, Sales, etc. (i) Be a party to any merger, consolidation or other restructuring, except a merger, consolidation or other restructuring (x) where such Originator is the survivor, or (y) where such Originator is not the survivor, and the Company, the Administrator and each Purchaser Agent have each (A) received 30 days’ prior notice thereof, (B) consented in writing thereto (such consent not to be unreasonably, withheld conditioned or delayed), (C) received executed copies of all documents, certificates and opinions (including, without limitation, opinions relating to bankruptcy and UCC matters) as the Company, the Administrator or any Purchaser Agent shall request and (D) been satisfied that all other action to perfect and protect the interests of the Company and the Administrator, on behalf of the Purchasers, in and to the Receivables to be sold by it hereunder and other Related Rights, as requested by the Company, the Administrator or any Purchaser Agent shall have been taken by, and at the expense of such Originator (including the filing of any UCC financing statements, the receipt of certificates and other requested documents from public officials and all such other actions required pursuant to Section 7.3) or (ii) directly or indirectly sell, transfer, assign, convey or lease (A) whether in one or a series of transactions, all or substantially all of its assets or (B) any Receivables or any interest therein (other than pursuant to this Agreement or the Intercreditor Agreement). (f) Lock-Box Banks. Make any changes in its instructions to Obligors regarding Collections on Receivables sold, contributed or otherwise conveyed by it hereunder or add or terminate any bank as a Lock-Box Bank unless the requirements of Section 1(f) of Exhibit IV to the Receivables Purchase Agreement have been met. (g) Accounting for Purchases. Account for or treat (whether in financial statements or otherwise) the transactions contemplated hereby in any manner other than as sales of the Receivables and Related Rights by such Originator to the Company. (h) Transaction Documents. Enter into, execute, deliver or otherwise become bound after the Closing Date by any agreement, instrument, document or other arrangement that restricts the right of such Originator to amend, supplement, amend and restate or otherwise modify, or to extend or renew, or to waive any right under, this Agreement or any other Transaction Document. SECTION 6.4 Substantive Consolidation. Each Originator hereby acknowledges that this Agreement and the other Transaction Documents are being entered into in reliance upon the Company’s identity as a legal entity separate from such Originator and its Affiliates. Therefore, from and after the date hereof, each Originator shall take all reasonable steps necessary to make it apparent to third Persons that the Company is an entity with assets and liabilities distinct from those of such Originator and any other Person, and is not a division of such Originator, its Affiliates or any other Person. Without limiting the generality of the foregoing and in addition to and consistent with the other covenants set forth herein, such Originator shall take such actions as shall be required in order that:

19 Purchase and Sale Agreement (a) such Originator shall not be involved in the day to day management of the Company; (b) such Originator shall maintain separate corporate records and books of account from the Company and otherwise will observe corporate formalities and have a separate area from the Company for its business (which may be located at the same address as the Company, and, to the extent that it and the Company have offices in the same location, there shall be a fair and appropriate allocation of overhead costs between them, and each shall bear its fair share of such expenses); (c) the financial statements and books and records of such Originator shall be prepared after the date of creation of the Company to reflect and shall reflect the separate existence of the Company; provided that the Company’s assets and liabilities may be included in a consolidated financial statement issued by an affiliate of the Company; provided, however, that any such consolidated financial statement or the notes thereto shall make clear that the Company’s assets are not available to satisfy the obligations of such affiliate; (d) except as permitted by the Receivables Purchase Agreement, (i) such Originator shall maintain its assets (including, without limitation, deposit accounts) separately from the assets (including, without limitation, deposit accounts) of the Company and (ii) the Company’s assets, and records relating thereto, have not been, are not, and shall not be, commingled with those of any Originator (other than the Pep Boys Collections); (e) all of the Company’s business correspondence and other communications shall be conducted in the Company’s own name and on its own stationery; (f) such Originator shall not act as an agent for the Company, other than Cooper in its capacity as the Servicer, and in connection therewith, Cooper shall present itself to the public as an agent for the Company and a legal entity separate from the Company; (g) such Originator shall not conduct any of the business of the Company in its own name; (h) such Originator shall not pay any liabilities of the Company out of its own funds or assets; (i) such Originator shall maintain an arm’s-length relationship with the Company; (j) such Originator shall not assume or guarantee or become obligated for the debts of the Company or hold out its credit as being available to satisfy the obligations of the Company; (k) such Originator shall not acquire obligations of the Company; (l) such Originator shall allocate fairly and reasonably overhead or other expenses that are properly shared with the Company, including, without limitation, shared office space;

20 Purchase and Sale Agreement (m) such Originator shall identify and hold itself out as a separate and distinct entity from the Company; (n) such Originator shall correct any known misunderstanding respecting its separate identity from the Company; (o) such Originator shall not enter into, or be a party to, any transaction with the Company, except in the ordinary course of its business and on terms which are intrinsically fair and not less favorable to it than would be obtained in a comparable arm’s-length transaction with an unrelated third party; (p) such Originator shall not pay the salaries of the Company’s employees, if any; and (q) to the extent not already covered in paragraphs (a) through (p) above, such Originator shall comply and/or act in accordance with all of the other separateness covenants set forth in Section 3 of Exhibit IV to the Receivables Purchase Agreement. ARTICLE VII ADDITIONAL RIGHTS AND OBLIGATIONS IN RESPECT OF RECEIVABLES SECTION 7.1 Rights of the Company. Each Originator hereby authorizes the Company, the Servicer or their respective designees or assignees under the Receivables Purchase Agreement (including, without limitation, the Administrator) to take any and all steps in such Originator’s name necessary or desirable, in their respective determination, to collect all amounts due under any and all Receivables sold, contributed or otherwise conveyed or purported to be conveyed by it hereunder, including, without limitation, endorsing the name of such Originator on checks and other instruments representing Collections and enforcing such Receivables and the provisions of the related Contracts that concern payment and/or enforcement of rights to payment. SECTION 7.2 Responsibilities of the Originators. Anything herein to the contrary notwithstanding: (a) Collection Procedures. Each Originator agrees to direct its respective Obligors to make payments of Receivables sold, contributed or otherwise conveyed or purported to be conveyed by it hereunder directly to a post office box related to the relevant Lock-Box Account at a Lock-Box Bank. Each Originator further agrees to transfer any Collections of Receivables sold or conveyed by it hereunder that it receives directly to a Lock-Box Account within two (2) Business Days of receipt thereof and agrees that all such Collections shall be deemed to be received in trust for the Company and the Administrator (for the benefit of the Purchasers). (b) Each Originator shall perform its obligations hereunder, and the exercise by the Company or its designee of its rights hereunder shall not relieve such Originator from such obligations.

21 Purchase and Sale Agreement (c) None of the Company, the Servicer, the Purchasers, the Purchaser Agents or the Administrator shall have any obligation or liability to any Obligor or any other third Person with respect to any Receivables, Contracts related thereto or any other related agreements, nor shall the Company, the Servicer, the Purchasers, the Purchaser Agents or the Administrator be obligated to perform any of the obligations of such Originator thereunder. (d) Each Originator hereby grants to the Administrator an irrevocable power of attorney, with full power of substitution, coupled with an interest, during the occurrence and continuation of a Purchase and Sale Termination Event to take in the name of such Originator all steps necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by such Originator or transmitted or received by the Company (whether or not from such Originator) in connection with any Receivable sold, contributed or otherwise conveyed or purported to be conveyed by it hereunder or Related Right. SECTION 7.3 Further Action Evidencing Purchases. Each Originator agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Company, the Servicer, the Administrator or any Purchaser Agent may reasonably request in order to perfect, protect or more fully evidence the Receivables and Related Rights purchased by or contributed to the Company hereunder, or to enable the Company to exercise or enforce any of its rights hereunder or under any other Transaction Document. Without limiting the generality of the foregoing, upon the request of the Company, the Administrator or any Purchaser Agent, such Originator will: (a) execute (if applicable), authorize and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate; and (b) within 30 days after the First Omnibus Amendment Effective Date and from time to time, if requested thereafter, mark the master data processing records that evidence or list such Receivables and related Contracts with the legend set forth in Section 4.1(j). Each Originator hereby authorizes the Company or its designee (including, without limitation, the Administrator) to file one or more financing or continuation statements, and amendments thereto and assignments thereof, without the signature of such Originator, relative to all or any of the Receivables sold, contributed or otherwise conveyed or purported to be conveyed by it hereunder and Related Rights now existing or hereafter generated by such Originator. If any Originator fails to perform any of its agreements or obligations under this Agreement, the Company or its designee (including, without limitation, the Administrator) may (but shall not be required to) itself perform, or cause the performance of, such agreement or obligation, and the expenses of the Company or its designee (including, without limitation, the Administrator) incurred in connection therewith shall be payable by such Originator. SECTION 7.4 Application of Collections. Any payment by an Obligor in respect of any indebtedness owed by it to any Originator shall, except as otherwise specified by such Obligor or required by applicable law and unless otherwise instructed by the Servicer (with the prior written consent of the Administrator) or the Administrator, be applied as a Collection of any Receivable

22 Purchase and Sale Agreement or Receivables of such Obligor to the extent of any amounts then due and payable thereunder before being applied to any other indebtedness of such Obligor. ARTICLE VIII PURCHASE AND SALE TERMINATION EVENTS SECTION 8.1 Purchase and Sale Termination Events. Each of the following events or occurrences described in this Section 8.1 shall constitute a “Purchase and Sale Termination Event”: (a) The Facility Termination Date (as defined in the Receivables Purchase Agreement) shall have occurred; or (b) Any Originator shall fail to make when due any payment or deposit to be made by it under this Agreement or any other Transaction Document to which it is a party and such failure shall remain unremedied for two (2) Business Days; or (c) Any representation or warranty made or deemed to be made by any Originator (or any of its officers) under or in connection with this Agreement, any other Transaction Documents to which it is a party, or any other information or report delivered pursuant hereto or thereto shall prove to have been incorrect or untrue in any material respect when made or deemed made or delivered; provided, that no breach of a representation or warranty set forth in Sections 5.10, 5.15 and 5.17 shall constitute a Purchase and Sale Termination Event pursuant to this clause (c) if the applicable Originator has complied with Section 3.3 with respect to such breach; or (d) Any Originator shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any other Transaction Document to which it is a party and, except as otherwise provided herein, such failure shall, solely to the extent capable of cure, remain unremedied for thirty (30) days after the earlier of any such Originator’s knowledge or notice thereof. SECTION 8.2 Remedies. (a) Optional Termination. Upon the occurrence of a Purchase and Sale Termination Event, the Company shall have the option, by notice to the Originators (with a copy to the Administrator), to declare the Purchase Facility as terminated. (b) Remedies Cumulative. Upon any termination of the Purchase Facility pursuant to Section 8.2(a), the Company shall have, in addition to all other rights and remedies under this Agreement, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative. ARTICLE IX INDEMNIFICATION SECTION 9.1 Indemnities by the Originators. Without limiting any other rights which the Company may have hereunder or under applicable law, each Originator, severally and for itself alone and Cooper, jointly and severally with each Originator, hereby agrees to indemnify the

23 Purchase and Sale Agreement Company and each of its officers, directors, employees and agents (each of the foregoing Persons being individually called a “Purchase and Sale Indemnified Party”), forthwith on demand, from and against any and all damages, losses, claims, judgments, liabilities and related costs and expenses, including reasonable attorneys’ fees and disbursements (all of the foregoing being collectively called “Purchase and Sale Indemnified Amounts”) awarded against or incurred by any of them arising out of or as a result of the failure of such Originator to perform its obligations under this Agreement or any other Transaction Document, or arising out of the claims asserted against a Purchase and Sale Indemnified Party relating to the transactions contemplated herein or therein or the use of proceeds thereof or therefrom; excluding, however, (i) Purchase and Sale Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Purchase and Sale Indemnified Party, (ii) any indemnification which has the effect of recourse for non-payment of the Receivables due to a discharge in bankruptcy or similar insolvency proceeding or other credit related reasons with respect to the relevant Obligor and (iii) any net income or franchise tax imposed on such Purchase and Sale Indemnified Party by the jurisdiction under the laws of which such Purchase and Sale Indemnified Party is organized or any political subdivision thereof. Without limiting the foregoing, and subject to the exclusions set forth in the preceding sentence, each Originator, severally for itself alone and Cooper, jointly and severally with each Originator, shall indemnify each Purchase and Sale Indemnified Party for Purchase and Sale Indemnified Amounts relating to or resulting from: (a) the transfer by such Originator of an interest in any Receivable to any Person other than the Company; (b) the breach of any representation or warranty made by such Originator (or any of its officers) under or in connection with this Agreement or any other Transaction Document, or any information or report delivered by Originator pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made; (c) the failure by such Originator to comply with any applicable law, rule or regulation with respect to any Receivable generated by such Originator sold, contributed or otherwise transferred or purported to be transferred hereunder or the related Contract, or the nonconformity of any Receivable generated by such Originator sold, contributed or otherwise transferred or purported to be transferred hereunder or the related Contract with any such applicable law, rule or regulation; (d) the failure by such Originator to vest and maintain vested in the Company an ownership interest in the Receivables generated by such Originator sold, contributed or otherwise transferred or purported to be transferred hereunder free and clear of any Adverse Claim; (e) the failure to file, or any delay in filing, by such Originator financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables or purported Receivables generated by such Originator sold, contributed or otherwise transferred or purported to be transferred hereunder, whether at the time of any purchase or contribution or at any subsequent time to the extent required hereunder;

24 Purchase and Sale Agreement (f) any dispute, claim, offset or defense (other than discharge in bankruptcy or similar insolvency proceeding of an Obligor or other credit related reasons) of the Obligor to the payment of any Receivable or purported Receivable generated by such Originator sold, contributed or otherwise transferred or purported to be transferred hereunder (including, without limitation, a defense based on such Receivable’s or the related Contract’s not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the services related to any such Receivable or the furnishing of or failure to furnish such services; (g) any product liability claim arising out of or in connection with services that are the subject of any Receivable generated by such Originator; and (h) any tax or governmental fee or charge (other than any tax excluded pursuant to clause (iii) in the proviso to the preceding sentence), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which are required to be paid by reason of the purchase or ownership of the Receivables generated by such Originator or any Related Security connected with any such Receivables. If for any reason the indemnification provided above in this Section 9.1 is unavailable to a Purchase and Sale Indemnified Party or is insufficient to hold such Purchase and Sale Indemnified Party harmless, then each of the Originators, severally and for itself and Cooper, jointly and severally with each Originator, shall contribute to the amount paid or payable by such Purchase and Sale Indemnified Party to the maximum extent permitted under applicable law. ARTICLE X MISCELLANEOUS SECTION 10.1 Amendments, etc. (a) The provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and executed by the Company and each Originator, with the prior written consent of the Administrator and the Majority Purchaser Agents. (b) No failure or delay on the part of the Company, the Servicer, any Originator or any third-party beneficiary in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Company, the Servicer or any Originator in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Company or the Servicer under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder. (c) The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute

25 Purchase and Sale Agreement the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings. SECTION 10.2 Notices, etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be delivered or sent by facsimile, or by overnight mail, to the intended party at the mailing address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto or in the case of the Administrator or any Purchaser Agent, at their respective address for notices pursuant to the Receivables Purchase Agreement. All such notices and communications shall be effective (i) if delivered by overnight mail, when received, and (ii) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means. SECTION 10.3 No Waiver; Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, each Originator hereby authorizes the Company, at any time and from time to time, to the fullest extent permitted by law, to set off, against any obligations of such Originator to the Company arising in connection with the Transaction Documents (including, without limitation, amounts payable pursuant to Section 9.1) that are then due and payable or that are not then due and payable but have accrued, any and all indebtedness at any time owing by the Company to or for the credit or the account of such Originator. SECTION 10.4 Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the Company and each Originator and their respective successors and permitted assigns. No Originator may assign any of its rights hereunder or any interest herein without the prior written consent of the Company, the Administrator and each Purchaser Agent, except as otherwise herein specifically provided. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until such time as the parties hereto shall agree. The rights and remedies with respect to any breach of any representation and warranty made by any Originator pursuant to Article V and the indemnification and payment provisions of Article IX and Section 10.6 shall be continuing and shall survive any termination of this Agreement. SECTION 10.5 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTION 10.6 Costs, Expenses and Taxes. In addition to the obligations of the Originators under Article IX, each Originator, severally and for itself alone and Cooper, jointly and severally with each Originator, agrees to pay on demand: (a) to the Company (and any successor and permitted assigns thereof) all reasonable costs and expenses incurred by such Person in connection with the enforcement of this Agreement and the other Transaction Documents; and (b) all stamp and other taxes and fees payable in connection with the execution, delivery, filing and recording of this Agreement or the other Transaction Documents to be delivered hereunder, and agrees to indemnify each Purchase and Sale Indemnified Party against

26 Purchase and Sale Agreement any liabilities with respect to or resulting from any delay in paying or omitting to pay such taxes and fees. SECTION 10.7 SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY (a) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK OR THE FEDERAL COURT OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY TRANSACTION DOCUMENT; (b) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR UNITED STATES FEDERAL COURT; (c) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING; (d) IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PERSON AT ITS ADDRESS SPECIFIED IN Section 10.2; AND (e) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS Section 10.7 SHALL AFFECT THE COMPANY’S RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING AGAINST ANY ORIGINATOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTIONS. SECTION 10.8 WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND AGREES THAT (a) ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND (b) ANY PARTY HERETO (OR ANY ASSIGNEE OR THIRD PARTY BENEFICIARY OF THIS AGREEMENT) MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY. SECTION 10.9 Captions and Cross References; Incorporation by Reference. The various captions (including, without limitation, the table of contents) in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to any underscored Section or Exhibit are to such Section or Exhibit of this Agreement, as the case may be. The Exhibits hereto are hereby incorporated by reference into and made a part of this Agreement. SECTION 10.10 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which

27 Purchase and Sale Agreement when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. SECTION 10.11 Acknowledgment and Agreement. By execution below, each Originator expressly acknowledges and agrees that all of the Company’s rights, title, and interests in, to, and under this Agreement (but not its obligations), shall be assigned by the Company to the Administrator (for the benefit of the Purchasers) pursuant to the Receivables Purchase Agreement, and each Originator consents to such assignment. Each of the parties hereto acknowledges and agrees that the Purchasers, the Purchaser Agents and the Administrator are third party beneficiaries of the rights of the Company arising hereunder and under the other Transaction Documents to which any Originator is a party. SECTION 10.12 No Proceeding. Each Originator hereby agrees that it will not institute, or join any other Person in instituting, against the Company any Insolvency Proceeding so long as any of the Company Notes remains outstanding and for at least one year and one day following the day on which the aggregate outstanding principal amount of each Company Note is paid in full. Each Originator further agrees that notwithstanding any provisions contained in this Agreement to the contrary, the Company shall not, and shall not be obligated to, pay any amount in respect of any Company Note or otherwise to such Originator pursuant to this Agreement unless the Company has received funds which may, subject to Section 1.4 of the Receivables Purchase Agreement, be used to make such payment. Any amount which the Company does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in §101 of the Bankruptcy Code) against or corporate obligation of the Company by such Originator for any such insufficiency unless and until the provisions of the foregoing sentence are satisfied. The agreements in this Section 10.12 shall survive any termination of this Agreement. SECTION 10.13 Limited Recourse. Except as explicitly set forth herein, the obligations of the Company under this Agreement or any other Transaction Documents to which it is a party are solely the obligations of the Company. No recourse under any Transaction Document shall be had against, and no liability shall attach to, any officer, employee, director, or beneficiary, whether directly or indirectly, of the Company. The agreements in this Section 10.13 shall survive any termination of this Agreement. [Signature Pages Follow]

S-1 Purchase and Sale Agreement IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written. COOPER RECEIVABLES LLC By: /s/ Charles F. Nagy Name: Charles F. Nagy Title: Assistant Treasurer By: /s/ Stephen O. Schroeder Name: Stephen O. Schroeder Title: President and Treasurer Address: COOPER RECEIVABLES LLC c/o Cooper Tire & Rubber Company 701 Lima Avenue Findlay, OH 45840 Attention: Vice President and Treasurer Telephone: (419) 424-4214 Facsimile: (419) 424-4212 Email: Cooper_Legal@coopertire.com Copy to: Cooper Tire & Rubber Company 701 Lima Avenue Findlay, OH 45840 Attention: Vice President and Treasurer Telephone: (419) 427-4757 Facsimile: (419) 831-6876 Email: Treasury@coopertire.com

S-2 Purchase and Sale Agreement ORIGINATOR(S): COOPER TIRE & RUBBER COMPANY, as an Originator By: /s/ Philip G. Weaver Name: Philip G. Weaver Title: Vice President and Chief Financial Officer By: /s/ Stephen O. Schroeder Name: Stephen O. Schroeder Title: Vice President and Treasurer Address: Cooper Tire & Rubber Company 701 Lima Avenue Findlay, OH 45840 Attention: Vice President and Treasurer Telephone: (419) 424-4214 Facsimile: (419) 424-4212 Email: Cooper_Legal@coopertire.com Copy to: Cooper Tire & Rubber Company 701 Lima Avenue Findlay, OH 45840 Attention: Vice President and Treasurer Telephone: (419) 427-4757 Facsimile: (419) 831-6876 Email: Treasury@coopertire.com

Schedule I Schedule I-1 Purchase and Sale Agreement LIST OF ORIGINATORS Cooper Tire & Rubber Company

Schedule II Schedule II-1 Purchase and Sale Agreement STATE OF ORGANIZATION OF EACH ORIGINATOR Originator State of Organization Cooper Tire & Rubber Company Delaware

Schedule III Schedule III-1 Purchase and Sale Agreement LOCATION OF BOOKS AND RECORDS OF ORIGINATORS Originator Location of Books and Records Cooper Tire & Rubber Company 701 Lima Avenue Findlay, OH 45840

Schedule IV Schedule IV-1 Purchase and Sale Agreement TRADE NAMES Legal Name Trade Name Cooper Tire & Rubber Company Cooper Tires

Schedule V Schedule V-1 Purchase and Sale Agreement ACTIONS/SUITS None

Exhibit A Exhibit A-1 Purchase and Sale Agreement FORM OF PURCHASE REPORT Originator: [Name of Originator] Purchaser: COOPER RECEIVABLES LLC Payment Date: 1. Outstanding Balance of Receivables Purchased: 2. Fair Market Value Discount: 1/{1 + [(Prime Rate x Days’ Sales Outstanding]} 365 Where: Prime Rate = Days’ Sales Outstanding = 3. Purchase Price (1 x 2) = $

Exhibit B Exhibit B-1 Purchase and Sale Agreement AMENDED AND RESTATED COMPANY NOTE New York, New York ______________, 20__ FOR VALUE RECEIVED, the undersigned, COOPER RECEIVABLES LLC, a Delaware limited liability company (the “Company”), promises to pay to COOPER TIRE & RUBBER COMPANY, a Delaware corporation (the “Originator”), on the terms and subject to the conditions set forth herein and in the Purchase and Sale Agreement referred to below, the aggregate un-paid Purchase Price of all Receivables purchased by the Company from Originator pursuant to such Purchase and Sale Agreement, as such unpaid Purchase Price is shown in the records of Servicer. This Amended and Restated Company Note (this “Company Note”) amends and restates in its entirety that certain Company Note dated August 30, 2006 made by the Company in favor of the Originator (the “Existing Note”). This Company Note is not a novation of the obligations under the Existing Note, and all obligations under the Existing Note remain outstanding under this Company Note. 1. Purchase and Sale Agreement. This Company Note is one of the Company Notes described in, and is subject to the terms and conditions set forth in, that certain Purchase and Sale Agreement, dated as of August 30, 2006 (as the same may be amended, supplemented, amended and restated or otherwise modified in accordance with its terms, the “Purchase and Sale Agreement”), among the Company, the Originator, and the various entities listed thereto as Originators. Reference is hereby made to the Purchase and Sale Agreement for a statement of certain other rights and obligations of the Company and the Originator. 2. Definitions. Capitalized terms used (but not defined) herein have the meanings assigned thereto in the Purchase and Sale Agreement and in Exhibit I to the Receivables Purchase Agreement (as defined in the Purchase and Sale Agreement). In addition, as used herein, the following terms have the following meanings: “Bankruptcy Proceedings” has the meaning set forth in clause (b) of paragraph 9 hereof. “Final Maturity Date” means the Payment Date immediately following the date that falls one year and one day after the Facility Termination Date. “Interest Period” means the period from and including a Monthly Settlement Date (or, in the case of the first Interest Period, August 30, 2006) to but excluding the next Monthly Settlement Date. “Senior Interests” means, collectively, (i) all accrued Discount on the Purchased Interest, (ii) the fees referred to in Section 1.5 of the Receivables Purchase Agreement, (iii) all amounts payable pursuant to Sections 1.7 or 6.4 of the Receivables Purchase Agreement, (iv) the Aggregate Capital and (v) all other obligations of the Company and the Servicer that are due and payable, to (a) the Purchasers, the Purchaser Agents, the Administrator and their respective successors, permitted transferees and assigns arising in connection with the Transaction Documents and (b) any Indemnified Party or Affected Person arising in connection with the Receivables Purchase Agreement, in each case, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become

Exhibit B Exhibit B-2 Purchase and Sale Agreement due, together with any and all interest and Discount accruing on any such amount after the commencement of any Bankruptcy Proceedings, notwithstanding any provision or rule of law that might restrict the rights of any Senior Interest Holder, as against the Company or anyone else, to collect such interest. “Senior Interest Holders” means, collectively, the Purchasers, the Administrator and the Indemnified Parties and Affected Persons. “Subordination Provisions” means, collectively, clauses (a) through (l) of paragraph 9 hereof. “Telerate Screen Rate” means, for any Interest Period, the rate for thirty-day commercial paper denominated in Dollars which appears on Page 1250 of the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying Dollar commercial paper rates) at approximately 9:00 a.m., New York City time, on the first day of such Interest Period. 3. Interest. Subject to the Subordination Provisions set forth below, the Company promises to pay interest on this Company Note as follows: (a) Prior to the Final Maturity Date, the aggregate unpaid Purchase Price from time to time outstanding during any Interest Period shall bear interest at a rate per annum equal to the Telerate Screen Rate for such Interest Period, as determined by the Servicer; and (b) From (and including) the Final Maturity Date to (but excluding) the date on which the entire aggregate unpaid Purchase Price is fully paid, the aggregate unpaid Purchase Price from time to time outstanding shall bear interest at a rate per annum equal to the rate of interest publicly announced from time to time by Wells Fargo Bank, National Association, as its “base rate”, “reference rate” or other comparable rate, as determined by the Servicer. 4. Interest Payment Dates. Subject to the Subordination Provisions set forth below, the Company shall pay accrued interest on this Company Note on each Monthly Settlement Date and shall pay accrued interest on the amount of each principal payment made in cash on a date other than a Monthly Settlement Date at the time of such principal payment. 5. Basis of Computation. Interest accrued hereunder that is computed by reference to the Telerate Screen Rate shall be computed for the actual number of days elapsed on the basis of a 360-day year, and interest accrued hereunder that is computed by reference to the rate described in paragraph 3(b) of this Company Note shall be computed for the actual number of days elapsed on the basis of a 365-or 366-day year. 6. Principal Payment Dates. Subject to the Subordination Provisions set forth below, payments of the principal amount of this Company Note shall be made as follows: (a) The principal amount of this Company Note shall be reduced by an amount equal to each payment deemed made pursuant to Section 3.3 of the Purchase and Sale Agreement; and

Exhibit B Exhibit B-3 Purchase and Sale Agreement (b) The entire remaining unpaid Purchase Price of all Receivables purchased by the Company from Originator pursuant to the Purchase and Sale Agreement shall be paid on the Final Maturity Date. Subject to the Subordination Provisions set forth below, the principal amount of and accrued interest on this Company Note may be prepaid by, and in the sole discretion of the Company, on any Business Day without premium or penalty. 7. Payment Mechanics. All payments of principal and interest hereunder are to be made in lawful money of the United States of America in the manner specified in Article III of the Purchase and Sale Agreement. 8. Enforcement Expenses. In addition to and not in limitation of the foregoing, but subject to the Subordination Provisions set forth below and to any limitation imposed by applicable law, the Company agrees to pay all expenses, including reasonable attorneys’ fees and legal expenses, incurred by Originator in seeking to collect any amounts payable hereunder which are not paid when due. 9. Subordination Provisions. The Company covenants and agrees, and Originator and any other holder of this Company Note (collectively, Originator and any such other holder are called the “Holder”), by its acceptance of this Company Note, likewise covenants and agrees on behalf of itself and any holder of this Company Note, that the payment of the principal amount of and interest on this Company Note is hereby expressly subordinated in right of payment to the payment and performance of the Senior Interests to the extent and in the manner set forth in the following clauses of this paragraph 9: (a) No payment or other distribution of the Company’s assets of any kind or character, whether in cash, securities, or other rights or property, shall be made on account of this Company Note except to the extent such payment or other distribution is (i) permitted under Section 1(n) of Exhibit IV to the Receivables Purchase Agreement or (ii) made pursuant to clause (a) or (b) of paragraph 6 of this Company Note; (b) In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar event relating to the Company, whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Company or any sale of all or substantially all of the assets of the Company other than as permitted by the Purchase and Sale Agreement (such proceedings being herein collectively called “Bankruptcy Proceedings”), the Senior Interests shall first be paid and performed in full and in cash before Originator shall be entitled to receive and to retain any payment or distribution in respect of this Company Note. In order to implement the foregoing: (i) all payments and distributions of any kind or character in respect of this Company Note to which Holder would be entitled except for this clause (b) shall be made directly to the Administrator (for the benefit of the Senior Interest Holders); (ii) Holder shall promptly file a claim or claims, in the form required in any Bankruptcy Proceedings, for the full outstanding amount of this Company Note, and shall use commercially reasonable efforts to cause said claim or claims to be approved and all payments and other distributions in respect thereof to be made directly to the

Exhibit B Exhibit B-4 Purchase and Sale Agreement Administrator (for the benefit of the Senior Interest Holders) until the Senior Interests shall have been paid and performed in full and in cash; and (iii) Holder hereby irrevocably agrees that Administrator (acting on behalf of the Purchasers), in the name of Holder or otherwise, demand, sue for, collect, receive and receipt for any and all such payments or distributions, and file, prove and vote or consent in any such Bankruptcy Proceedings with respect to any and all claims of Holder relating to this Company Note, in each case until the Senior Interests shall have been paid and performed in full and in cash; (c) In the event that Holder receives any payment or other distribution of any kind or character from the Company or from any other source whatsoever, in respect of this Company Note, other than as expressly permitted by the terms of this Company Note, such payment or other distribution shall be received in trust for the Senior Interest Holders and shall be turned over by Holder to the Administrator (for the benefit of the Senior Interest Holders) forthwith. Holder will mark its books and records so as clearly to indicate that this Company Note is subordinated in accordance with the terms hereof. All payments and distributions received by the Administrator in respect of this Company Note, to the extent received in or con-verted into cash, may be applied by the Administrator (for the benefit of the Senior Interest Holders) first to the payment of any and all expenses (including reasonable attorneys’ fees and legal expenses) paid or incurred by the Senior Interest Holders in enforcing these Subordination Provisions, or in endeavoring to collect or realize upon this Company Note, and any balance thereof shall, solely as between Originator and the Senior Interest Holders, be applied by the Administrator (in the order of application set forth in Section 1.4(d) of the Receivables Purchase Agreement) toward the payment of the Senior Interests; but as between the Company and its creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Interests; (d) Notwithstanding any payments or distributions received by the Senior Interest Holders in respect of this Company Note, while any Bankruptcy Proceedings are pending Holder shall not be subrogated to the then existing rights of the Senior Interest Holders in respect of the Senior Interests until the Senior Interests have been paid and performed in full and in cash. If no Bankruptcy Proceedings are pending, Holder shall only be entitled to exercise any subrogation rights that it may acquire (by reason of a payment or distribution to the Senior Interest Holders in respect of this Company Note) to the extent that any payment arising out of the exercise of such rights would be permitted under Section 1(n) of Exhibit IV to the Receivables Purchase Agreement; (e) These Subordination Provisions are intended solely for the purpose of defining the relative rights of Holder, on the one hand, and the Senior Interest Holders on the other hand. Nothing contained in these Subordination Provisions or elsewhere in this Company Note is intended to or shall impair, as between the Company, its creditors (other than the Senior Interest Holders) and Holder, the Company’s obligation, which is unconditional and absolute, to pay Holder the principal of and interest on this Company Note as and when the same shall become due and payable in accordance with the terms hereof or to affect the relative rights of Holder and creditors of the Company (other than the Senior Interest Holders); (f) Holder shall not, until the Senior Interests have been paid and performed in full and in cash, (i) cancel, waive, for-give, or commence legal proceedings to enforce or collect, or

Exhibit B Exhibit B-5 Purchase and Sale Agreement subordinate to any obligation of the Company, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due, other than the Senior Interests, this Company Note or any rights in respect hereof or (ii) convert this Company Note into an equity interest in the Company, unless Holder shall, in either case, have received the prior written consent of the Administrator; (g) Holder shall not, without the advance written consent of the Administrator and Purchaser, commence, or join with any other Person in commencing, any Bankruptcy Proceedings with respect to the Company until at least one year and one day shall have passed since the Senior Interests shall have been paid and performed in full and in cash; (h) If, at any time, any payment (in whole or in part) of any Senior Interest is rescinded or must be restored or returned by a Senior Interest Holder (whether in connection with Bankruptcy Proceedings or otherwise), these Subordination Provisions shall continue to be effective or shall be reinstated, as the case may be, as though such payment had not been made; (i) Each of the Senior Interest Holders may, from time to time, at its sole discretion, without notice to Holder, and without waiving any of its rights under these Subordination Provisions, take any or all of the following actions: (i) retain or obtain an interest in any property to secure any of the Senior Interests; (ii) retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to any of the Senior Interests; (iii) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Interests, or release or compromise any obligation of any nature with respect to any of the Senior Interests; (iv) amend, supplement, amend and restate, or otherwise modify any Transaction Document; and (v) release its security interest in, or surrender, release or permit any substitution or exchange for all or any part of any rights or property securing any of the Senior Interests, or extend or renew for one or more periods (whether or not longer than the original period), or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such rights or property; (j) Holder hereby waives: (i) notice of acceptance of these Subordination Provisions by any of the Senior Interest Holders; (ii) notice of the existence, creation, non-payment or non- performance of all or any of the Senior Interests; and (iii) all diligence in enforcement, collection or protection of, or realization upon, the Senior Interests, or any thereof, or any security therefor; (k) Each of the Senior Interest Holders may, from time to time, on the terms and subject to the conditions set forth in the Transaction Documents to which such Persons are party, but without notice to Holder, assign or transfer any or all of the Senior Interests, or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Senior Interests shall be and remain Senior Interests for the purposes of these Subordination Provisions, and every immediate and successive assignee or transferee of any of the Senior Interests or of any interest of such assignee or transferee in the Senior Interests shall be entitled to the benefits of these Subordination Provisions to the same extent as if such assignee or transferee were the assignor or transferor; and (l) These Subordination Provisions constitute a continuing offer from the holder of this Company Note to all Persons who become the holders of, or who continue to hold, Senior

Exhibit B Exhibit B-6 Purchase and Sale Agreement Interests; and these Subordination Provisions are made for the benefit of the Senior Interest Holders, and the Administrator may proceed to enforce such provisions on behalf of each of such Persons. 10. General. No failure or delay on the part of Originator in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No amendment, modification or waiver of, or consent with respect to, any provision of this Company Note shall in any event be effective unless (i) the same shall be in writing and signed and delivered by the Company and Holder and (ii) all consents required for such actions under the Transaction Documents shall have been received by the appropriate Persons. 11. Maximum Interest. Notwithstanding anything in this Company Note to the contrary, the Company shall never be re-quired to pay unearned interest on any amount outstanding hereunder and shall never be required to pay interest on the principal amount outstanding hereunder at a rate in excess of the maximum nonusurious interest rate that may be contracted for, charged or received under applicable federal or state law (such maximum rate being herein called the “Highest Lawful Rate”). If the effective rate of interest which would otherwise by payable under this Company Note would exceed the Highest Lawful Rate, or if the holder of this Company Note shall receive any unearned interest or shall receive monies that are deemed to constitute interest which would increase the effective rate of interest payable by the Company under this Company Note to a rate in excess of the Highest Lawful Rate, then (i) the amount of interest which would otherwise be payable by the Company under this Company Note shall be reduced to the amount allowed by applicable law, and (ii) any unearned interest paid by the Company or any interest paid by the Company in excess of the Highest Lawful Rate shall be refunded to the Company. Without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received by Originator under this Company Note that are made for the purpose of determining whether such rate exceeds the Highest Lawful Rate applicable to Originator (such Highest Lawful Rate being herein called the “Originator’s Maximum Permissible Rate”) shall be made, to the extent permitted by usury laws applicable to Originator (now or hereafter enacted), by amortizing, prorating and spreading in equal parts during the actual period during which any amount has been outstanding hereunder all interest at any time contract-ed for, charged or received by Originator in connection herewith. If at any time and from time to time (i) the amount of interest payable to Originator on any date shall be computed at Originator’s Maximum Permissible Rate pursuant to the provisions of the foregoing sentence and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to Originator would be less than the amount of interest payable to Originator computed at Originator’s Maximum Permissible Rate, then the amount of interest payable to Originator in respect of such sub-sequent interest computation period shall continue to be computed at Originator’s Maximum Permissible Rate until the total amount of interest payable to Originator shall equal the total amount of interest which would have been payable to Originator if the total amount of interest had been computed without giving effect to the provisions of the foregoing sentence. 12. Governing Law. THIS COMPANY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW

Exhibit B Exhibit B-7 Purchase and Sale Agreement YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF). 13. Captions. Paragraph captions used in this Company Note are for convenience only and shall not affect the meaning or interpretation of any provision of this Company Note. IN WITNESS WHEREOF, the Company has caused this Company Note to be executed as of the date first written above. COOPER RECEIVABLES LLC By: Name: Title:

Exhibit C Exhibit C-1 Purchase and Sale Agreement FORM OF JOINDER AGREEMENT THIS JOINDER AGREEMENT, dated as of __________________, 20___(this “Agreement”) is executed by ____________________, a [corporation] [limited liability company] organized under the laws of _______________________ (the “Additional Originator”), with its principal place of business located at ________________. BACKGROUND: A. COOPER RECEIVABLES LLC, a Delaware limited liability company (the “Company”) and the various entities from time to time party thereto, as Originators (collectively, the “Originators”), have entered into that certain Purchase and Sale Agreement, dated as of August 30, 2006 (as amended, restated, supplemented or otherwise modified through the First Omnibus Amendment Effective Date, and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Purchase and Sale Agreement”). B. The Additional Originator desires to become an Originator pursuant to Section 4.3 of the Purchase and Sale Agreement. NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Additional Originator hereby agrees as follows: SECTION 1. Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Purchase and Sale Agreement or in the Receivables Purchase Agreement (as defined in the Purchase and Sale Agreement). SECTION 2. Transaction Documents. The Additional Originator hereby agrees that it shall be bound by all of the terms, conditions and provisions of, and shall be deemed to be a party to (as if it were an original signatory to), the Purchase and Sale Agreement and each of the other relevant Transaction Documents. From and after the later of the First Omnibus Amendment Effective Date and the date that the Additional Originator has complied with all of the requirements of Section 4.3 of the Purchase and Sale Agreement, the Additional Originator shall be an Originator for all purposes of the Purchase and Sale Agreement and all other Transaction Documents. The Additional Originator hereby acknowledges that it has received copies of the Purchase and Sale Agreement and the other Transaction Documents. SECTION 3. Representations and Warranties. The Additional Originator hereby makes all of the representations and warranties set forth in Article V (to the extent applicable) of the Purchase and Sale Agreement as of the First Omnibus Amendment Effective Date (unless such representations or warranties relate to an earlier date, in which case as of such earlier date), as if such representations and warranties were fully set forth herein. The Additional Originator hereby represents and warrants that its location (as defined in the applicable UCC) is [____________________], and the offices where the Additional Originator keeps all of its Records and Related Security is as follows:

Exhibit C Exhibit C-2 Purchase and Sale Agreement SECTION 4. Miscellaneous. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York. This Agreement is executed by the Additional Originator for the benefit of the Company, and its assigns, and each of the foregoing parties may rely hereon. This Agreement shall be binding upon, and shall inure to the benefit of, the Additional Originator and its successors and permitted assigns. [Signature Pages Follow]

Exhibit C Exhibit C-3 Purchase and Sale Agreement IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by its duly authorized officer as of the date and year first above written. [NAME OF ADDITIONAL ORIGINATOR] By: Name: Title: Consented to: COOPER RECEIVABLES LLC By: Name: Title: Acknowledged by: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrator By: Name: Title: [PURCHASER AGENTS] By: Name: Title: 261200689.v10

8 Omnibus Amendment No. 1 EXHIBIT B AMENDED RPA [Attached]

Exhibit B to Omnibus Amendment No. 1 SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT dated as of February 15, 2018 among COOPER RECEIVABLES LLC, as Seller COOPER TIRE & RUBBER COMPANY, as Servicer THE VARIOUS PURCHASER GROUPS FROM TIME TO TIME PARTY HERETO, THE FINANCIAL INSTITUTION FROM TIME TO TIME PARTY HERETO as LC Participants and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrator and LC Bank Doc #261194810v.6

TABLE OF CONTENTS Page ARTICLE I AMOUNTS AND TERMS OF THE PURCHASES...................................................2 Section 1.1 Purchase Facility ..........................................................................................2 Section 1.2 Making Purchases ........................................................................................4 Section 1.3 Purchased Interest Computation ..................................................................6 Section 1.4 Settlement Procedures ..................................................................................6 Section 1.5 Fees ............................................................................................................11 Section 1.6 Payments and Computations, Etc ..............................................................11 Section 1.7 Increased Costs ..........................................................................................12 Section 1.8 Requirements of Law .................................................................................12 Section 1.9 Funding Losses ..........................................................................................13 Section 1.10 Taxes ..........................................................................................................14 Section 1.11 Certain Provisions Applicable to LIBOR ..................................................14 1.11.1. Inability to Determine Euro-Rate or LMIR ...............................................14 1.11.2. Effect of Benchmark Transition Event. .....................................................15 Section 1.12 Letters of Credit .........................................................................................16 Section 1.13 Issuance of Letters of Credit ......................................................................16 Section 1.14 Requirements for Issuance of Letters of Credit .........................................17 Section 1.15 Disbursements under Letters of Credit; Reimbursement ...........................18 Section 1.16 Repayment of Participation Advances .......................................................18 Section 1.17 Letter of Credit Documentation .................................................................19 Section 1.18 Determination to Honor Drawing Request ................................................19 Section 1.19 Nature of Participation and Reimbursement Obligations ..........................19

Section 1.20 Letter of Credit Indemnity .........................................................................21 Section 1.21 Liability for Acts and Omissions in Connection with Letters of Credit ....21 Section 1.22 Extension of Termination Date ..................................................................23 ARTICLE II REPRESENTATIONS AND WARRANTIES; COVENANTS; TERMINATION EVENTS ...................................................................................23 Section 2.1 Representations and Warranties; Covenants ..............................................23 Section 2.2 Termination Events ....................................................................................23 ARTICLE III INDEMNIFICATION .............................................................................................24 Section 3.1 Indemnities by the Seller ...........................................................................24 Section 3.2 Indemnities by the Servicer .......................................................................25 ARTICLE IV ADMINISTRATION AND COLLECTIONS ........................................................26 Section 4.1 Appointment of the Servicer ......................................................................26 Section 4.2 Duties of the Servicer.................................................................................27 Section 4.3 Lock-Box Account Arrangements .............................................................28 Section 4.4 Enforcement Rights ...................................................................................28 Section 4.5 Responsibilities of the Seller .....................................................................29 Section 4.6 Servicing Fee .............................................................................................29 ARTICLE V THE AGENTS .........................................................................................................30 Section 5.1 Appointment and Authorization ................................................................30 Section 5.2 Delegation of Duties ..................................................................................31 Section 5.3 Exculpatory Provisions ..............................................................................31 Section 5.4 Reliance by Agents ....................................................................................31 Section 5.5 Notice of Termination Events ....................................................................32 Section 5.6 Non-Reliance on Administrator, Purchaser Agents and Other Purchasers 33 Section 5.7 Administrator and Affiliates ......................................................................33 Section 5.8 Indemnification ..........................................................................................33

Section 5.9 Successor Administrator ............................................................................34 ARTICLE VI MISCELLANEOUS ...............................................................................................34 Section 6.1 Amendments, Etc .......................................................................................34 Section 6.2 Notices, Etc ................................................................................................35 Section 6.3 Successors and Assigns; Participations; Assignments ...............................35 Section 6.4 Costs, Expenses and Taxes ........................................................................37 Section 6.5 No Proceedings; Limitation on Payments..................................................38 Section 6.6 GOVERNING LAW AND JURISDICTION ............................................38 Section 6.7 Confidentiality ...........................................................................................39 Section 6.8 Execution in Counterparts..........................................................................39 Section 6.9 Survival of Termination .............................................................................40 Section 6.10 WAIVER OF JURY TRIAL ......................................................................40 Section 6.11 Sharing of Recoveries ................................................................................40 Section 6.12 Right of Setoff............................................................................................40 Section 6.13 Entire Agreement .......................................................................................40 Section 6.14 Headings ....................................................................................................41 Section 6.15 Purchaser Groups’ Liabilities ....................................................................41 Section 6.16 USA Patriot Act .........................................................................................41 Section 6.17 Qualified Financial Contracts. ...................................................................41

EXHIBIT I Definitions EXHIBIT II Conditions of Purchases EXHIBIT III Representations and Warranties EXHIBIT IV Covenants EXHIBIT V Termination Events EXHIBIT IV Additional Letter of Credit Terms SCHEDULE I Credit and Collection Policy SCHEDULE II Lock-Box Banks and Lock-Box Accounts SCHEDULE III Trade Names SCHEDULE IV Actions and Proceedings ANNEX A-1 Form of Monthly Report ANNEX A-2 Form of Weekly Report ANNEX B Form of Purchase Notice ANNEX C Form of Assumption Agreement ANNEX D Form of Transfer Supplement ANNEX E Form of Paydown Notice ANNEX F Form of Letter of Credit Application

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx This SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of February 15, 2018 (the “Existing Agreement” and, as amended hereby and from time to time hereafter amended, restated, supplemented and otherwise modified from time to time, this “Agreement”), is by and among COOPER RECEIVABLES LLC, a Delaware limited liability company, as seller (the “Seller”), COOPER TIRE & RUBBER COMPANY, a Delaware corporation (together with its successors and permitted assigns, “Cooper Tire”), as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), THE VARIOUS PURCHASERS AND PURCHASER AGENTS FROM TIME TO TIME PARTY HERETO, THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HERETO AS LC PARTICIPANTS (in such capacity, together with their successors and assigns in such capacity, the “LC Participants”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrator (in such capacity, together with its successors and assigns in such capacity, the “Administrator”) and as issuer of Letters of Credit (in such capacity, together with its successors and assigns in such capacity, the “LC Bank”). PRELIMINARY STATEMENTS. Certain terms that are capitalized and used throughout this Agreement are defined in Exhibit I. References in the Exhibits hereto to the “Agreement” refer to this Agreement, as amended, restated, supplemented or otherwise modified from time to time. The Seller (i) desires to sell, transfer and assign an undivided variable percentage interest in a pool of receivables, and the Purchasers desire to acquire such undivided variable percentage interest, as such percentage interest shall be adjusted from time to time based upon, in part, reinvestment payments that are made by such Purchasers and (ii) may, subject to the terms and conditions hereof, request that the LC Bank issue or cause the issuance of one or more Letters of Credit. On the First Omnibus Amendment Effective Date, Wells Fargo Bank, National Association, purchased and accepted an assignment of all of the rights and obligations of the Administrator, the LC Bank, the sole Purchaser Agent, the sole Related Committed Purchaser and the sole LC Participant under the Existing Agreement, and entered into an Omnibus Amendment No. 1 to the Existing Agreement, the Sale Agreement and the Performance Guaranty (“Omnibus Amendment No. 1”). This Agreement sets forth the terms of the Existing Agreement as amended by Omnibus Amendment No. 1. This Agreement does not constitute a novation of the Existing Agreement and the parties hereby ratify and reaffirm the Existing Agreement as amended by Omnibus Amendment No. 1. On the First Omnibus Amendment Effective Date, Wells Fargo, as the Administrator, as a Purchaser Agent, as a Related Committed Purchaser, as the LC Bank and as an LC Participant shall become a party to this Agreement, and each reference to the Existing Agreement in any other document, instrument or agreement shall mean and be a reference to this Agreement. In consideration of the mutual agreements, provisions and covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 2 ARTICLE I AMOUNTS AND TERMS OF THE PURCHASES Section 1.1 Purchase Facility. (a) On the terms and subject to the conditions hereof, the Seller may, from time to time before the Facility Termination Date, (i) request that the Purchasers ratably make purchases with regard to the Purchased Interest from the Seller from time to time from the date hereof to the Facility Termination Date in accordance with Section 1.2. Each purchase requested by the Seller shall be made ratably by the respective Purchaser Groups, and each Purchaser Group’s ratable share of each purchase shall be made and funded (x) if such Purchaser Group contains a Conduit Purchaser and such Conduit Purchaser elects (in its sole discretion) to make and fund such portion of such Purchase, by such Conduit Purchaser, or (y) if such Purchaser Group does not contain a Conduit Purchaser or if the Conduit Purchaser in such Purchaser Group declines (in its sole discretion) to make or fund such portion of such Purchase, by the Related Committed Purchaser in such Purchaser Group and (ii) request that the LC Bank issue or cause the issuance of Letters of Credit, in each case subject to the terms hereof (each such purchase, reinvestment or issuance is referred to herein as a “Purchase”). Subject to Section 1.4(b), concerning reinvestments, at no time will a Conduit Purchaser have any obligation to make a purchase. Each Related Committed Purchaser severally hereby agrees, on the terms and subject to the conditions hereof, to make purchases of and reinvestments in undivided percentage ownership interests with regard to the Purchased Interest from the Seller from time to time from the date hereof to the Facility Termination Date, based on the applicable Purchaser Group’s Ratable Share of each purchase requested pursuant to Section 1.2(a) (and, in the case of each Related Committed Purchaser, its Commitment Percentage of its Purchaser Group’s Ratable Share of such Purchase) and, on the terms of and subject to the conditions of this Agreement, the LC Bank agrees to issue Letters of Credit in return for (and each LC Participant hereby severally agrees to make participation advances in connection with any draws under such Letters of Credit equal to such LC Participant’s Pro Rata Share of such draws), undivided percentage ownership interests with regard to the Purchased Interest from the Seller from time to time from the date hereof to the Facility Termination Date; provided, however, that under no circumstances shall any Purchaser make any purchase or reinvestment or issue any Letters of Credit hereunder, as applicable, if, after giving effect to such Purchase, the (i) aggregate outstanding amount of the Capital funded by such Purchaser, when added to all other Capital funded by all other Purchasers in such Purchaser’s Purchaser Group would exceed (A) its Purchaser Group’s Group Commitment (as the same may be reduced from time to time pursuant to Section 1.1(c)) minus (B) the related LC Participant’s Pro Rata Share of the face amount of any outstanding Letters of Credit or (ii) the aggregate outstanding Capital plus the LC Participation Amount would exceed the Purchase Limit. The Seller may, subject to the requirements and conditions herein, use the proceeds of any purchase by the Purchasers, hereunder, to satisfy its Reimbursement Obligation to the LC Bank and the LC Participants (ratably, based on the outstanding amounts funded by the LC Bank and each such LC Participant) pursuant to Section 1.15 below.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 3 (b) Not more than three (3) times after the First Omnibus Amendment Effective Date so long as no Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event exists and is continuing, the Seller (or the Servicer, on the Seller’s behalf) may, by written notice to the Administrator and each Purchaser Agent, request that each of the Purchasers ratably increase their respective Commitments, in an aggregate amount such that after giving effect to all such requests, the Purchase Limit shall not exceed $150,000,000. Upon receipt of such request, each of the Purchasers severally agrees to promptly seek credit approval to increase such Purchaser’s Commitment in its ratable amount of the aggregate increase requested; provided, however, that nothing herein shall be deemed to constitute a commitment by any Purchaser to provide, or to obtain credit approval to provide, any portion of the requested increase. If any Purchaser declines to provide its ratable share of the requested increase or does not respond to the request for increase within fifteen (15) days from the date of delivery of notice to such Purchaser, the Seller may offer all or any portion of such Purchaser’s ratable share to one or more other Purchasers (such that such willing Purchasers’ increase in their Commitments exceed each such Purchaser’s ratable share) who may, in each such Purchaser’s sole discretion, seek credit approval therefor (and provide the declining Purchaser’s ratable share of the requested increase), and if such Purchaser’s decline, the Seller may offer such ratable share to one or more Eligible Assignees. If the Commitment of any Purchaser is increased in accordance with this Section 1.1(b), the Administrator, the Purchaser, the Seller and the Servicer shall determine the effective date with respect to such increase and shall enter into such documents as agreed by such parties to document such increase and, if applicable, rebalance Capital among the Purchasers such that after giving effect thereto, the aggregate outstanding Capital of the Purchasers is distributed ratably among the Purchasers. Notwithstanding anything to the contrary in Section 6.1, the Administrator and the Seller are expressly permitted, without the consent of the other Purchasers, to amend (or amend and restate) the Transaction Documents to the extent necessary or appropriate in the reasonable opinion of the Administrator solely to give effect to any increase pursuant to this Section 1.1(b); provided that no such amendment (or amendment and restatement) shall adversely affect the rights or interests of any Purchaser; provided, further, that, by way of clarification, no provision of any such amendment (or amendment and restatement) that effects the provisions of this Section 1.1(b) shall be deemed to adversely affect the rights or interests of any Purchaser. (c) The Seller may, upon at least 30 days’ written notice to the Administrator and each Purchaser Agent, reduce the Purchase Limit in whole or in part (but not below the amount equal to the sum of Aggregate Capital plus the LC Participation Amount); provided that each partial reduction shall be in an aggregate amount of at least $5,000,000 or an integral multiple of $1,000,000 in excess thereof and that, unless terminated in whole, the Purchase Limit shall in no event be reduced below $20,000,000. Each reduction in the Commitments hereunder shall be made ratably among the Purchasers in accordance with their respective pro rata shares. The Administrator shall promptly advise the Purchaser Agents of any notice received by it pursuant to this Section 1.1(c); it being understood that (in addition to and without limiting any other requirements for termination, prepayment and/or the funding of the LC Collateral Account hereunder) no such termination or reduction shall be effective unless and until, in the case of a termination, the amount on deposit in the LC Collateral Account is at least equal to the then outstanding LC Participation Amount plus the LC Fee Expectation.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 4 Section 1.2 Making Purchases. (a) Each Funded Purchase (but not reinvestment) of undivided percentage ownership interests with regard to the Purchased Interest hereunder may be made on any day upon the Seller’s irrevocable written notice in the form of Annex B (each, a “Purchase Notice”) delivered to the Administrator and each Purchaser Agent in accordance with Section 6.2 not later than (i) 2:00 p.m. New York City time on the date that is one Business Day prior to the requested Purchase Date or (ii) solely in the case of a Funded Purchase in an amount less than or equal to $50,000,000, 12:00 p.m. New York City time on the requested Purchase Date, in either case, which notice shall specify: (A) in the case of a Funded Purchase, the amount requested to be paid to the Seller (such amount, which shall not be less than $300,000 (or such lesser amount as agreed to by the Administrator and the Majority Purchaser Agents) and shall be in integral multiples of $100,000, with respect to each Purchaser Group, (B) the date of such Funded Purchase (which shall be a Business Day) and (C) the pro forma calculation of the Purchased Interest after giving effect to the increase in the Aggregate Capital. For security purposes, the amount of Wells Fargo’s ratable share of the Aggregate Capital requested in each Funded Purchase shall also be entered by the Seller into Wells Fargo’s online “C.E.O. portal,” or funding may be delayed pending telephonic verification of such amount. If any Purchase Notice is received or confirmed after the time specified in the first sentence of this Section 1.2(a), the Purchasers will endeavor to honor such notice on that Business Day but will honor it not later than the next succeeding Business Day. (b) On the date of each Funded Purchase (but not reinvestment or issuance of a Letter of Credit) of undivided percentage ownership interests with regard to the Purchased Interest hereunder, each applicable Conduit Purchaser or Related Committed Purchaser, as the case may be, shall, upon satisfaction of the applicable conditions set forth in Exhibit II, make available to the Seller in same day funds, at such account as may be so designated in writing by the Seller to the Administrator and each Purchaser Agent from time to time an amount equal to the portion of Capital relating to the undivided percentage ownership interest then being funded by such Purchaser. (c) Effective on the date of each Funded Purchase or other Purchase pursuant to this Section 1.2 and each reinvestment pursuant to Section 1.4, the Seller hereby sells and assigns to the Administrator for the benefit of the Purchasers (ratably, based on the sum of Capital plus the LC Participation Amount outstanding at such time for each such Purchaser’s Capital) an undivided percentage ownership interest in: (i) each Pool Receivable then existing, (ii) all Related Security with respect to such Pool Receivables, and (iii) all Collections with respect to, and other proceeds of, such Pool Receivables and Related Security. (d) To secure all of the Seller’s obligations (monetary or otherwise) under this Agreement and the other Transaction Documents to which it is a party, whether now or hereafter existing or arising, due or to become due, direct or indirect, absolute or contingent, the Seller hereby grants to the Administrator, for the benefit of the Purchasers, a security interest in all of the Seller’s right, title and interest (including any undivided interest of the Seller) in, to and under all of the following, whether now or hereafter owned, existing or arising: (i) all Pool Receivables, (ii) all Related Security with respect to such Pool Receivables, (iii) all Collections with respect to such Pool Receivables, (iv)(A) the Lock-Box Accounts and all amounts on deposit therein, and all certificates and instruments, if any, from time to time evidencing such Lock-Box Accounts and

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 5 amounts on deposit therein and (B) the LC Collateral Account and all amounts on deposit therein, and all certificates and instruments, if any, from time to time evidencing such LC Collateral Account and amounts on deposit therein, (v) all rights (but none of the obligations) of the Seller under the Sale Agreement, (vi) all proceeds of, and all amounts received or receivable under any or all of, the foregoing and (vii) all of its other property (collectively, the “Pool Assets”). The Seller hereby authorizes the Administrator to file financing statements describing as the collateral covered thereby as “all of the debtor's personal property or assets” or words to that effect, notwithstanding that such wording may be broader in scope than the collateral described in this Agreement. The Administrator, for the benefit of the Purchasers, shall have, with respect to the Pool Assets, and in addition to all the other rights and remedies available to the Administrator and the Purchasers, all the rights and remedies of a secured party under any applicable UCC. The Seller hereby acknowledges and agrees that pursuant to the Existing Agreement, the Seller granted to the Administrator a security interest in all of the Seller’s right, title and interest in, to and under the Pool Assets (as defined in the Existing Agreement). The Seller hereby confirms such security interest and acknowledges and agrees that such security interest is continuing and is supplemented by the security interest granted by the Seller pursuant to this Section 1.2(d). Notwithstanding the foregoing paragraph of this clause (d), the Seller, the Administrator, the Purchaser Agents, the Purchasers and all other parties to this Agreement intend and agree to treat, for U.S. federal, state and local income and franchise tax (in the nature of income tax) purposes only, the sale, assignment and transfer of the Purchased Interest to the Administrator (on behalf of the Purchasers) as a loan to the Seller secured by the Purchased Interest. The provisions of this Agreement and all related Transaction Documents shall be construed to further these intentions of the parties. (e) [Reserved]. (f) The Seller may, with the written consent of the Administrator and each Purchaser Agent (and, in the case of a new related LC Participant, the LC Bank), add additional Persons as Purchasers (either to an existing Purchaser Group or by creating new Purchaser Groups) or cause an existing Related Committed Purchaser or related LC Participant to increase its Commitment in connection with a corresponding increase in the Purchase Limit; provided, however, that the Commitment of any Related Committed Purchaser or related LC Participant may only be increased with the prior written consent of such Purchaser. Each new Conduit Purchaser, Related Committed Purchaser or related LC Participant (or Purchaser Group) shall become a party hereto, by executing and delivering to the Administrator and the Seller, an Assumption Agreement in the form of Annex C hereto (which Assumption Agreement shall, in the case of any new Conduit Purchaser, Related Committed Purchaser or related LC Participant, be executed by each Person in such new Purchaser’s Purchaser Group). (g) Each Related Committed Purchaser’s and related LC Participant’s obligations hereunder shall be several, such that the failure of any Related Committed Purchaser or related LC Participant to make a payment in connection with any purchase hereunder, or drawing under a Letter of Credit hereunder, as the case may be, shall not relieve any other Related Committed Purchaser or related LC Participant of its obligation hereunder to make payment for any Funded Purchase or such drawing. Further, in the event any Related Committed Purchaser or related LC Participant fails to satisfy its obligation to make a purchase or payment with respect to such

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 6 drawing as required hereunder, upon receipt of notice of such failure from the Administrator (or any relevant Purchaser Agent), subject to the limitations set forth herein, the non-defaulting Related Committed Purchasers or related LC Participants in such defaulting Related Committed Purchaser’s or related LC Participant’s Purchaser Group shall fund the defaulting Related Committed Purchaser’s or related LC Participant’s Commitment Percentage of the related Purchase or drawing pro rata in proportion to their relative Commitment Percentages (determined without regard to the Commitment Percentage of the defaulting Related Committed Purchaser or related LC Participant; it being understood that a defaulting Related Committed Purchaser’s or related LC Participant’s Commitment Percentage of any Purchase or drawing shall be first put to the Related Committed Purchasers or related LC Participants in such defaulting Related Committed Purchaser’s or related LC Participant’s Purchaser Group and thereafter if there are no other Related Committed Purchasers or related LC Participants in such Purchaser Group or if such other Related Committed Purchasers or related LC Participants are also defaulting Related Committed Purchasers or related LC Participants, then such defaulting Related Committed Purchaser’s or related LC Participant’s Commitment Percentage of such Purchase or drawing shall be put to each other Purchaser Group ratably and applied in accordance with this paragraph (g)). Notwithstanding anything in this paragraph (g) to the contrary, no Related Committed Purchaser or related LC Participant shall be required to make a Purchase or payment with respect to such drawing pursuant to this paragraph for an amount which would cause the aggregate Capital of such Related Committed Purchaser or Pro Rata Share of the face amount of any outstanding Letter of Credit of such related LC Participant (after giving effect to such Purchase or payment with respect to such drawing) to exceed its Commitment. Section 1.3 Purchased Interest Computation. The Purchased Interest shall be initially computed on the First Omnibus Amendment Effective Date. Thereafter, until the Facility Termination Date, such Purchased Interest shall be automatically recomputed (or deemed to be recomputed) on each Business Day other than a Termination Day. From and after the occurrence of any Termination Day, the Purchased Interest shall (until the event(s) giving rise to such Termination Day are satisfied or are waived by the Administrator in accordance with Section 2.2) be deemed to be 100%. The Purchased Interest shall become zero on the Final Payout Date. Section 1.4 Settlement Procedures. (a) The collection of the Pool Receivables shall be administered by the Servicer in accordance with this Agreement. The Seller shall provide to the Servicer on a timely basis all information needed for such administration, including notice of the occurrence of any Termination Day and current computations of the Purchased Interest. (b) The Servicer shall, on each day on which Collections of Pool Receivables are received (or deemed received) by the Seller or the Servicer: (i) set aside and hold in trust (and shall, at the request of the Administrator, segregate in a separate account approved by the Administrator) for the benefit of each Purchaser Group, out of such Collections, first, an amount equal to the Aggregate Discount accrued through such day for each Portion of Capital and not previously set aside, second, an amount equal to the fees set forth in each Purchaser Group Fee Letter accrued and unpaid through such day, and third, to the extent funds are available therefor, an amount equal to

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 7 the aggregate of each Purchasers’ Share of the Servicing Fee accrued through such day and not previously set aside, (ii) subject to Section 1.4(f), if such day is not a Termination Day, remit to the Seller, ratably, on behalf of each Purchaser Group, the remainder of such Collections. Such remainder shall, to the extent representing a return on the Aggregate Capital, ratably, according to each Purchaser’s Capital, be automatically reinvested in Pool Receivables, and in the Related Security, Collections and other proceeds with respect thereto; provided, however, that if the Purchased Interest would exceed 100%, then the Servicer shall not reinvest, but shall set aside and hold in trust for the benefit of the Purchasers (and shall, at the request of the Administrator, segregate in a separate account approved by the Administrator) a portion of such Collections that, together with the other Collections set aside pursuant to this paragraph, shall equal the amount necessary to reduce the Purchased Interest to 100%, which amount shall be deposited ratably to each Purchaser Agent’s account (for the benefit of its related Purchasers) on the next Settlement Date in accordance with Section 1.4(c); provided, further, that (x) in the case of any Purchaser that is a Conduit Purchaser, if such Purchaser has provided notice (a “Declining Notice”) to its Purchaser Agent, the Administrator, and the Servicer that such Purchaser (a “Declining Conduit Purchaser”) no longer wishes Collections with respect to any Portion of Capital funded or maintained by such Purchaser to be reinvested pursuant to this clause (ii), and (y) in the case of any Purchaser that has provided notice (an “Exiting Notice”) to its Purchaser Agent of its refusal, pursuant to Section 1.22, to extend its Commitment hereunder (an “Exiting Purchaser”) then in either case (x) or (y), above, such Collections shall not be reinvested and shall instead be held in trust for the benefit of such Purchaser and applied in accordance with clause (iii), below, (iii) if such day is a Termination Day (or any day following the provision of a Declining Notice or an Exiting Notice), set aside, segregate and hold in trust (and shall, at the request of the Administrator, segregate in a separate account approved by the Administrator) for the benefit of each Purchaser Group the entire remainder of such Collections (or in the case of a Declining Conduit Purchaser or an Exiting Purchaser an amount equal to such Purchaser’s ratable share of such Collections based on its Capital); provided that solely for the purpose of determining such Purchaser’s ratable share of such Collections, such Purchaser’s Capital shall be deemed to remain constant from the date of the provision of a Declining Notice or an Exiting Notice, as the case may be, until the date such Purchaser’s Capital has been paid in full; it being understood that if such day is also a Termination Day, such Declining Conduit Purchaser’s or Exiting Purchaser’s Capital shall be recalculated taking into account amounts received by such Purchaser in respect of this parenthetical and thereafter Collections shall be set aside for such Purchaser ratably in respect of its Capital (as recalculated)); provided that if amounts are set aside and held in trust on any day following the provision of a Declining Notice or an Exiting Notice and, thereafter, such Declining Notice or Exiting Notice, as the case may be, has been revoked by the related Declining Conduit Purchaser or Exiting Purchaser, respectively and written notice thereof has been provided to the Administrator, the related Purchaser Agent and the Servicer), such previously set-aside amounts shall, to the extent representing a return on the Capital of the Declining Conduit Purchaser or Exiting Purchaser, as the case may be,

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 8 be reinvested in accordance with clause (ii) on the day of such subsequent revocation of Declining Notice or Exiting Notice, as the case may be, and (iv) release to the Seller (subject to Section 1.4(f)) for its own account any Collections in excess, if any, of: (x) amounts required to be reinvested in accordance with clause (ii) or the proviso to clause (iii) above plus (y) the amounts that are required to be set aside pursuant to clause (i), the proviso to clause (ii) and clause (iii) above plus (z) the Seller’s Share of the Servicing Fee accrued and unpaid through such day and all reasonable and appropriate out-of-pocket costs and expenses of the Servicer for servicing, collecting and administering the Pool Receivables. (c) The Servicer shall, in accordance with the priorities set forth in Section 1.4(d), below, deposit into each applicable Purchaser Agent’s account (or such other account designated by such applicable Purchaser or its Purchaser Agent), on each Settlement Date (for any Portion of Capital), Collections held for each Purchaser with respect to such Purchaser’s Portion(s) of Capital pursuant to clause (b)(i) or (f) of this Section 1.4, plus the amount of Collections then held for the related Purchasers pursuant to clauses (b)(ii) and (iii) of this Section 1.4; provided that if Cooper Tire or an Affiliate thereof is the Servicer, such day is not a Termination Day and the Administrator has not notified Cooper Tire (or such Affiliate) that such right is revoked, Cooper Tire (or such Affiliate) may retain the portion of the Collections set aside pursuant to clause (b)(i) above that represents the aggregate of each Purchasers’ Share of the Servicing Fee. (d) The Servicer shall distribute the amounts described (and at the times set forth) in Section 1.4(c), as follows: (i) on each Monthly Settlement Date, if such distribution occurs on a day that is not a Termination Day, first, to each Purchaser Agent ratably according to the Discount accrued during such Yield Period (for the benefit of the relevant Purchasers within such Purchaser Agent’s Purchaser Group) in payment in full of all accrued Discount and Fees (other than Servicing Fees) with respect to each Portion of Capital maintained by such Purchasers; it being understood that each Purchaser Agent shall distribute such amounts to the Purchasers within its Purchaser Group ratably according to Discount, and second, if the Servicer has set aside amounts in respect of the Servicing Fee pursuant to clause (b)(i) and has not retained such amounts pursuant to clause (c), to the Servicer’s own account (payable in arrears on each Monthly Settlement Date) in payment in full of the aggregate of the Purchasers’ Share of accrued Servicing Fees so set aside, (ii) on each Settlement Date, if such distribution occurs on a Termination Day, first, if Cooper Tire or an Affiliate thereof is not the Servicer, to the Servicer’s own account in payment in full of the Purchasers’ Share of all accrued Servicing Fees, second, to each Purchaser Agent ratably (based on the aggregate accrued and unpaid Discount and Fees (other than Servicing Fees) payable to all Purchasers at such time) (for the benefit of the relevant Purchasers within such Purchaser Agent’s Purchaser Group) in payment in full of all accrued Discount with respect to each Portion of Capital funded or maintained by the Purchasers within such Purchaser Agent’s Purchaser Group, third, to each Purchaser Agent ratably according to the aggregate of the Capital of each Purchaser in each such Purchaser Agent’s Purchaser Group (for the benefit of the relevant Purchasers within such Purchaser

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 9 Agent’s Purchaser Group) in payment in full of each Purchaser’s Capital; it being understood that each Purchaser Agent shall distribute the amounts described in the first and second clauses of this Section 1.4(d)(ii) to the Purchasers within its Purchaser Group ratably according to Discount and Capital, respectively, fourth, to the LC Collateral Account for the benefit of the LC Bank and the LC Participants the amount necessary to cash collateralize the LC Participation Amount until the amount of cash collateral held in the LC Collateral Account (other than amounts representing LC Fee Expectation) equals 100% of the aggregate outstanding amount of the LC Participation Amount, and an amount equal to the LC Fee Expectation at such time (or such portion thereof not currently on deposit in the LC Collateral Account); fifth, if the Aggregate Capital and accrued Aggregate Discount with respect to each Portion of Capital for all Purchaser Groups have been reduced to zero, and the Purchasers’ Share of all accrued Servicing Fees payable to the Servicer (if other than Cooper Tire or an Affiliate thereof) have been paid in full, to each Purchaser Group ratably, based on the amounts payable to each (for the benefit of the Purchasers within such Purchaser Group), the Administrator and any other Indemnified Party or Affected Person in payment in full of any other amounts owed thereto by the Seller or Servicer hereunder and, sixth, to the Servicer’s own account (if the Servicer is Cooper Tire or an Affiliate thereof) in payment in full of the aggregate of the Purchasers’ Share of all accrued Servicing Fees; and (iii) on each Settlement Date on which the Purchased Interest exceeds 100%, to each Purchaser Agent, for the benefit of its related Purchasers, its Purchaser Group’s ratable share of the aggregate amount to be applied in reduction of Aggregate Capital necessary to reduce the Purchased Interest to 100%. After the Aggregate Capital, Aggregate Discount, fees payable pursuant to each Purchaser Group Fee Letter and Servicing Fees with respect to the Purchased Interest, and any other amounts payable by the Seller and the Servicer to each Purchaser Group, the Administrator or any other Indemnified Party or Affected Person hereunder, have been paid in full, and (on and after a Termination Day) after an amount equal to 100% of the LC Participation Amount and the LC Fee Expectation has been deposited in the LC Collateral Account, all additional Collections with respect to the Purchased Interest shall be paid to the Seller for its own account. (e) For the purposes of this Section 1.4: (i) if on any day the Outstanding Balance of any Pool Receivable is reduced or adjusted as a result of any defective, rejected, returned, repossessed or foreclosed goods or services, or any revision, cancellation, allowance, rebate, discount or other adjustment made by the Seller or any Affiliate of the Seller, or the Servicer or any Affiliate of the Servicer, or any setoff or dispute between the Seller or any Affiliate of the Seller, or the Servicer or any Affiliate of the Servicer and an Obligor, the Seller shall be deemed to have received on such day a Collection of such Pool Receivable in the amount of such reduction or adjustment and, if such reduction or adjustment (x) causes the Purchased Interest to exceed 100% or (y) occurs after the occurrence of the Facility Termination Date, the Seller shall pay an amount equal to such reduction or adjustment to a Lock-Box Account for the benefit of the Purchasers and their assigns and for application pursuant to Section 1.4;

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 10 (ii) if on any day any of the representations or warranties in Sections 1(j) or 3(a) of Exhibit III is not true with respect to any Pool Receivable, the Seller shall be deemed to have received on such day a Collection of such Pool Receivable in full and, if such breach (x) causes the Purchased Interest to exceed 100% (determined on a pro forma basis after giving effect to such breach and subtraction of the Outstanding Balance of such Pool Receivables related to such breach from the Net Receivables Pool Balance) or (y) occurs after the occurrence of the Facility Termination Date, the Seller shall pay the amount of such deemed Collection to a Lock-Box Account (or as otherwise directed by the Administrator at such time) for the benefit of the Purchasers and their assigns and for application pursuant to this Section 1.4 (Collections deemed to have been received pursuant to clause (i) or (ii) of this paragraph (e) are hereinafter sometimes referred to as “Deemed Collections”). Upon payment in full by the Seller of any Pool Receivable in accordance with this Section 1.4(e)(ii), the Administrator and each other Purchaser’s rights in such Receivable shall automatically be conveyed to the Seller, without representation or warranty, but free and clear of all liens, security interests, charges, and encumbrances created by or through the Administrative Agent or such other Purchaser; (iii) except as otherwise required by applicable law or the relevant Contract, all Collections received from an Obligor of any Receivable shall be applied to the Receivables of such Obligor in the order of the age of such Receivables, starting with the oldest such Receivable, unless such Obligor designates in writing its payment for application to specific Receivables; and (iv) if and to the extent the Administrator, any Purchaser Agent or any Purchaser shall be required for any reason to pay over to an Obligor (or any trustee, receiver, custodian or similar official in any Insolvency Proceeding) any amount received by it hereunder, such amount shall be deemed not to have been so received by such Person but rather to have been retained by the Seller and, accordingly, such Person shall have a claim against the Seller for such amount, payable when and to the extent that any distribution from or on behalf of such Obligor is made in respect thereof. (f) If at any time the Seller shall wish to cause the reduction of Aggregate Capital (but not to commence the liquidation, or reduction to zero, of the entire Aggregate Capital) the Seller may do so as follows: (i) the Seller shall give the Administrator, each Purchaser Agent and the Servicer written notice in the form of Annex E (each, a “Paydown Notice”) not later than 2:00 p.m. New York City time on the date that is one Business Day prior to the date of such reduction for any reduction of the Aggregate Capital, and each such Paydown Notice shall include, among other things, the amount of such proposed reduction and the proposed date on which such reduction will commence; (ii) on the proposed date of commencement of such reduction and on each day thereafter, the Servicer shall cause Collections not to be reinvested until the amount thereof not so reinvested shall equal the desired amount of reduction; and

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 11 (iii) the Servicer shall hold such Collections in trust for the benefit of each Purchaser ratably according to its Capital, for payment to each such Purchaser (or its related Purchaser Agent for the benefit of such Purchaser) on the next Settlement Date (or such other date as agreed to by the Administrator) with respect to any Portions of Capital maintained by such Purchaser immediately following the related current Yield Period, and the Aggregate Capital (together with the Capital of any related Purchaser) shall be deemed reduced in the amount to be paid to such Purchaser (or its related Purchaser Agent for the benefit of such Purchaser) only when in fact finally so paid; provided that the amount of any such reduction shall be not less than $100,000 for each Purchaser Group and shall be an integral multiple of $100,000. Section 1.5 Fees. The Seller shall pay to each Purchaser Agent for the benefit of the Purchasers and Liquidity Providers in the related Purchaser Group in accordance with the provisions set forth in Section 1.4(d) certain fees in the amounts and on the dates set forth in one or more fee letter agreements, dated the First Omnibus Amendment Effective Date (or dated the date any such Purchaser and member of its related Purchaser Group become a party hereto pursuant to an Assumption Agreement, a Transfer Supplement or otherwise), among the Servicer, the Seller, and the applicable Purchaser Agent, respectively (as any such fee letter agreement may be amended, restated, supplemented or otherwise modified from time to time, each, a “Purchaser Group Fee Letter”) and each of the Purchaser Group Fee Letters may be referred to collectively as, the “Fee Letters”). Section 1.6 Payments and Computations, Etc. (a) All amounts to be paid or deposited by the Seller or the Servicer hereunder shall be made without reduction for offset or counterclaim and shall be paid or deposited no later than 2:00 p.m. (New York City time) on the day when due in same day funds to the account for each Purchaser maintained by the applicable Purchaser Agent (or such other account as may be designated from time to time by such Purchaser Agent to the Seller and the Servicer). All amounts received after 2:00 p.m. (New York City time) will be deemed to have been received on the next Business Day. (b) The Seller or the Servicer, as the case may be, shall, to the extent permitted by law, pay to the Purchaser Agents their respective Purchaser Group’s ratable share of interest on any amount not paid or deposited by such Person when due hereunder, at an interest rate equal to 2.0% per annum above the Base Rate, payable on demand. (c) All computations of interest under clause (b) above and all computations of Discount, Fees and other amounts hereunder shall be made on the basis of a year of 360 (or 365 or 366, as applicable, with respect to Discount or other amounts calculated by reference to the Base Rate) days for the actual number of days elapsed. Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next Business Day and such extension of time shall be included in the computation of such payment or deposit.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 12 Section 1.7 Increased Costs. (a) If, after the First Omnibus Amendment Effective Date, the Administrator, any Purchaser, Purchaser Agent, Liquidity Provider or Program Support Provider or any of their respective Affiliates (each an “Affected Person”) reasonably determines that any Change in Law affects or would affect the amount of capital required or expected to be maintained by such Affected Person, and such Affected Person determines that the amount of such capital is increased by or based upon the existence of any commitment to make purchases of (or otherwise to maintain the investment in) Pool Receivables or issue any Letter of Credit or any related liquidity facility, credit enhancement facility and other commitments of the same type, then, upon demand by such Affected Person or its related Purchaser Agent (with a copy to the Administrator), the Seller shall promptly pay to the Administrator (if the Administrator or one of its Affiliates is the Affected Person) or to the applicable Purchaser Agent, for the account of such Affected Person, from time to time as specified by such Affected Person or its related Purchaser Agent, additional amounts sufficient to compensate such Affected Person in the light of such circumstances, to the extent that such Affected Person determines such increase in capital to be allocable to the existence of any of such commitments. (b) If due to any Change in Law, there shall be any increase after the First Omnibus Amendment Effective Date in the cost to any Affected Person of agreeing to purchase or purchasing, or maintaining the ownership of, the Purchased Interest (or its portion thereof) in respect of which Discount is computed by reference to the Euro-Rate or LMIR, then, upon demand by such Affected Person, the Seller shall promptly pay to such Affected Person, from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person for such increased costs. (c) A certificate of an Affected Person (or its related Purchaser Agent) setting forth the amount or amounts necessary to compensate such Affected Person or its holding company, as the case may be, as specified in clause (a) or (b) of this Section and delivered to the Seller, shall be conclusive absent manifest error. The Seller shall pay such Affected Person’s related Purchaser Agent (for the account of such Affected Person) the amount shown as due on any such certificate on the first Settlement Date occurring after the Seller’s receipt of such certificate. (d) Failure or delay on the part of any Affected Person to demand compensation pursuant to this Section shall not constitute a waiver of such Affected Person’s right to demand such compensation; provided that the Seller shall not be required to compensate an Affected Person pursuant to this Section for any increased costs incurred or reductions suffered more than six months prior to the date that such Affected Person notifies the Seller of the Change in Law giving rise to such increased costs or reductions and of such Affected Person’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six month period referred to above shall be extended to include the period of retroactive effect thereof). Section 1.8 Requirements of Law. If, after the First Omnibus Amendment Effective Date any Change in Law:

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 13 (a) does or shall subject such Affected Person to any tax of any kind whatsoever with respect to this Agreement, any increase in the Purchased Interest (or its portion thereof) or in the amount of Capital relating thereto, or does or shall change the basis of taxation of payments to such Affected Person on account of Collections, Discount or any other amounts payable hereunder, or (b) does or shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, purchases, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Affected Person that are not otherwise included in the determination of the Euro-Rate or LMIR hereunder, and the result of any of the foregoing is: (A) to increase the cost to such Affected Person of agreeing to purchase or purchasing or maintaining the ownership of undivided percentage ownership interests with regard to, or issuing any Letter of Credit in respect of, the Purchased Interest (or interests therein) or any Portion of Capital, or (B) to reduce any amount receivable hereunder (whether directly or indirectly), then, in any such case, upon demand by such Affected Person, the Seller shall promptly pay to such Affected Person additional amounts necessary to compensate such Affected Person for such additional cost or reduced amount receivable. All such amounts shall be payable as incurred. A certificate of an Affected Person (or its related Purchaser Agent) setting forth the amount or amounts necessary to compensate such Affected Person or its holding company, as the case may be, as specified in clause (a) or (b) of this Section and delivered to the Seller, shall be conclusive absent manifest error; provided, however, that no Affected Person shall be required to disclose any confidential or tax planning information in such certificate. The Seller shall pay such Affected Person’s related Purchaser Agent (for the account of such Affected Person) the amount shown as due on any such certificate on the first Settlement Date occurring after the Seller’s receipt of such certificate. Failure or delay on the part of any Affected Person to demand compensation pursuant to this Section shall not constitute a waiver of such Affected Person’s right to demand such compensation; provided that the Seller shall not be required to compensate an Affected Person pursuant to this Section for any increased costs incurred or reductions suffered more than six months prior to the date that such Affected Person notifies the Seller of the Change in Law giving rise to such increased costs or reductions and of such Affected Person’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six month period referred to above shall be extended to include the period of retroactive effect thereof. Section 1.9 Funding Losses. The Seller shall compensate each Affected Person, upon written request by such Person for all losses, expenses and liabilities (including any interest paid by such Affected Person to lenders of funds borrowed by it to fund or maintain any Portion of Capital hereunder at an interest rate determined by reference to the Euro-Rate or LMIR and any loss sustained by such Person in connection with the re-employment of such funds), which such Affected Person may sustain with respect to funding or maintaining such Portion of Capital at the Euro-Rate or LMIR if, for any reason, at the applicable request by the Seller to fund or maintain

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 14 such Portion of Capital at an interest rate determined by reference to the Euro-Rate does not occur on a date specified therefor. Section 1.10 Taxes. The Seller agrees that: (a) Any and all payments by the Seller under this Agreement and any other Transaction Document shall be made free and clear of and without deduction for any and all current or future taxes, stamp or other taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (all such taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as “Taxes”). If the Seller shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Purchaser, any Liquidity Provider, Program Support Provider or the Administrator, then the sum payable shall be increased by the amount necessary to yield to such Person (after payment of all Taxes) an amount equal to the sum it would have received had no such deductions been made. (b) Whenever any Taxes are payable by the Seller, as promptly as possible thereafter, the Seller shall send to the Administrator for its own account or for the account of any Purchaser or any Liquidity Provider or other Program Support Provider, as the case may be, a certified copy of an original official receipt showing payment thereof or such other evidence of such payment as may be available to the Seller and acceptable to the taxing authorities having jurisdiction over such Person. If the Seller fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrator the required receipts or other required documentary evidence, the Seller shall indemnify the Administrator and/or any other Affected Person, as applicable, for any incremental taxes, interest or penalties that may become payable by such party as a result of any such failure. Section 1.11 Certain Provisions Applicable to LIBOR. 1.11.1. Inability to Determine Euro-Rate or LMIR. (a) If the Administrator (or any Purchaser Agent) determines before the first day of any Yield Period (or solely with respect to LMIR, on any day) (which determination shall be final and conclusive) that, by reason of circumstances affecting the interbank eurodollar market generally, (i) deposits in dollars (in the relevant amounts for such Yield Period) are not being offered to banks in the interbank eurodollar market for such Yield Period, (ii) adequate means do not exist for ascertaining the Euro-Rate or LMIR for such Yield Period (or portion thereof) or (iii) the Euro-Rate or LMIR does not accurately reflect the cost to any Purchaser (as determined by the related Purchaser or the applicable Purchaser Agent) of maintaining any Portion of Capital during such Yield Period (or portion thereof), then the Administrator shall give notice thereof to the Seller. Thereafter, until the Administrator or such Purchaser Agent notifies the Seller that the circumstances giving rise to such suspension no longer exist, (a) no Portion of Capital shall be funded at the Yield Rate determined by reference to the Euro-Rate or LMIR and (b) subject to Section 1.11.2, the Discount for any outstanding Portions of Capital then funded at the Yield Rate determined by reference to the Euro-Rate or LMIR shall, on the last day of the then current Yield Period (or solely with respect to LMIR, immediately), be converted to the Yield Rate determined by reference to the Base Rate.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 15 (b) If, on or before the first day of any Yield Period (or solely with respect to LMIR, on any day), the Administrator shall have been notified by any Affected Person that such Affected Person has determined (which determination shall be final and conclusive) that any Change in Law or compliance by such Affected Person with any Change in Law shall make it unlawful or impossible for such Affected Person to fund or maintain any Portion of Capital at the Yield Rate and based upon the Euro-Rate or LMIR, the Administrator shall notify the Seller thereof. Upon receipt of such notice, until the Administrator notifies the Seller that the circumstances giving rise to such determination no longer apply, (a) no Portion of Capital shall be funded at the Yield Rate determined by reference to the Euro-Rate or LMIR and (b) the Discount for any outstanding Portions of Capital then funded at the Yield Rate determined by reference to the Euro-Rate or LMIR shall be converted to the Yield Rate determined by reference to the Base Rate either (i) on the last day of the then current Yield Period (or solely with respect to LMIR, immediately) if such Affected Person may lawfully continue to maintain such Portion of Capital at the Yield Rate determined by reference to the Euro-Rate or LMIR to such day, or (ii) immediately, if such Affected Person may not lawfully continue to maintain such Portion of Capital at the Yield Rate determined by reference to the Euro-Rate or LMIR to such day. 1.11.2. Effect of Benchmark Transition Event. (a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrator and the Seller may amend this Agreement to replace LIBOR with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m., New York City time, on the fifth (5th) Business Day after the Administrator has posted such proposed amendment to all Purchasers and the Seller so long as the Administrator has not received, by such time, written notice of objection to such amendment from Purchaser Agents comprising the Required Purchaser Agents. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Purchaser Agents comprising the Required Purchaser Agents have delivered to the Administrator written notice that such Required Purchaser Agents accept such amendment. No replacement of LIBOR with a Benchmark Replacement pursuant to this Section 1.11.2 will occur prior to the applicable Benchmark Transition Start Date. (b) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrator will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement. (c) Notices; Standards for Decisions and Determinations. The Administrator will promptly notify the Seller, the Servicer and the Purchaser Agents of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrator, the Purchaser Agents

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 16 or Purchasers pursuant to this Section 1.11.2 including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 1.11.2. Section 1.12 Letters of Credit. Subject to the terms and conditions hereof and the satisfaction of the applicable conditions set forth in Exhibit II, the LC Bank shall issue or cause the issuance of standby letters of credit denominated in United States dollars (“Letters of Credit”) on behalf of the Seller (and, if applicable, on behalf of, or for the account of, an Originator or any of its Subsidiaries, and (ii) for the avoidance of doubt, the LC Bank’s obligation to issue a Letter of Credit shall be subject in all respects to the limitations set forth in the last sentence of the first paragraph of Section 1.1(a). Discount shall accrue on all amounts drawn under Letters of Credit for each day on and after the applicable Drawing Date so long as such drawn amounts shall have not been reimbursed to the LC Bank pursuant to the terms hereof. Section 1.13 Issuance of Letters of Credit. (a) The Seller may request the LC Bank, upon three (3) Business Days’ (or such shorter time period agreed to by the LC Bank) prior written notice submitted on or before 11:00 a.m., New York City time, to issue a Letter of Credit by delivering to the Administrator a Letter of Credit Application (the “Letter of Credit Application”), substantially in the form of Annex F hereto and a Purchase Notice, in the form of Annex B hereto, in each case completed to the satisfaction of the Administrator and the LC Bank, and such other certificates, documents and other papers and information as the Administrator may reasonably request. The Seller also has the right to give instructions and make agreements with respect to any Letter of Credit Application and the disposition of documents, and to agree with the Administrator upon any amendment, extension or renewal of any Letter of Credit. (b) Each Letter of Credit shall, among other things, (i) provide for the payment of sight drafts or other written demands for payment when presented for honor thereunder in accordance with the terms thereof and when accompanied by the documents described therein and (ii) have an expiry date not later than the date that is twelve (12) months after such Letter of Credit’s date of issuance, extension or renewal, as the case may be, and in no event later than the date that is twelve (12) months after the Facility Termination Date. The terms of each Letter of Credit may include customary “evergreen” provisions providing that such Letter of Credit’s expiry date shall automatically be extended for additional periods not to exceed twelve (12) months unless, not less than thirty (30) days (or such longer period as may be specified in such Letter of Credit) (the “Notice Date”) prior to the applicable expiry date, the LC Bank delivers written notice to the beneficiary thereof declining such extension; provided, however, that if (x) any such extension would cause the expiry date of such Letter of Credit to occur after the date that is twelve (12) months after the Facility Termination Date determined pursuant to clause (a) of the definition thereof or (y) the LC Bank determines that any condition precedent (including, without limitation, those set forth in Section 1.1(a) or Exhibit II) to issuing such Letter of Credit hereunder are not satisfied (other than any such condition requiring the Seller to submit an Issuance Notice or Letter

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 17 of Credit Application in respect thereof), then the LC Bank, in the case of clause (x) above, may (or at the written direction of any LC Participant, shall) or, in the case of clause (y) above, shall, use reasonable efforts in accordance with (and to the extent permitted by) the terms of such Letter of Credit to prevent the extension of such expiry date (including notifying the Seller and the beneficiary of such Letter of Credit in writing prior to the Notice Date that such expiry date will not be so extended). Each Letter of Credit shall be subject either to the Uniform Customs and Practice for Documentary Credits (2007 Revision), International Chamber of Commerce Publication No. 600, and any amendments or revisions thereof adhered to by the LC Bank or the International Standby Practices (ISP98-International Chamber of Commerce Publication Number 590), and any amendments or revisions thereof adhered to by the LC Bank, as determined by the LC Bank. (c) Immediately upon the issuance by the LC Bank of any Letter of Credit (or any amendment to a Letter of Credit increasing the amount thereof), the LC Bank shall be deemed to have sold and transferred to each LC Participant, and each LC Participant shall be deemed irrevocably and unconditionally to have purchased and received from the LC Bank, without recourse or warranty, an undivided interest and participation, to the extent of such LC Participant’s Pro Rata Share, in such Letter of Credit, each drawing made thereunder and the obligations of the Seller hereunder with respect thereto, and any security therefor or guaranty pertaining thereto. Upon any change in the Commitments or Pro Rata Shares of the LC Participants pursuant to this Agreement, it is hereby agreed that, with respect to all outstanding Letters of Credit and unreimbursed drawings thereunder, there shall be an automatic adjustment to the participations pursuant to this Section 1.13(c) to reflect the new Pro Rata Shares of the assignor and assignee LC Participant or of all LC Participants with Commitments, as the case may be. In the event that the LC Bank makes any payment under any Letter of Credit and the Seller shall not have reimbursed such amount in full to the LC Bank pursuant to Section 1.15(a), each LC Participant shall be obligated to make Participation Advances with respect to such Letter of Credit in accordance with Section 1.15(b). Section 1.14 Requirements for Issuance of Letters of Credit. The Seller shall authorize and direct the LC Bank to name the Seller or any Originator or any Originator’s subsidiary as the “Applicant” or “Account Party” of each Letter of Credit.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 18 Section 1.15 Disbursements under Letters of Credit; Reimbursement. (a) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the LC Bank will promptly notify the Administrator and the Seller of such request. Provided that it shall have received such notice, the Seller shall reimburse (such obligation to reimburse the LC Bank shall sometimes be referred to as a “Reimbursement Obligation”) the LC Bank prior to 12:00 p.m., New York City time on the first Business Day after the date that an amount is paid by the LC Bank under any Letter of Credit (each such date, a “Drawing Date”) in an amount equal to the amount so paid by the LC Bank. In the event the Seller fails to reimburse the LC Bank for the full amount of any drawing under any Letter of Credit by 12:00 p.m., New York City time, on the Drawing Date (including because the conditions precedent to a Purchase requested by the Seller pursuant to Section 1.2 shall not have been satisfied), the LC Bank will promptly notify each LC Participant thereof. Any notice given by the LC Bank pursuant to this Section may be oral if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. (b) Each LC Participant shall upon any notice pursuant to clause (a) above make available to the LC Bank an amount in immediately available funds equal to its Pro Rata Share of the amount of the drawing (a “Participation Advance”), whereupon the LC Participants shall each be deemed to have made a Purchase in that amount. If any LC Participant so notified fails to make available to the LC Bank the amount of such LC Participant’s Pro Rata Share of such amount by no later than 2:00 p.m., New York City time on the Drawing Date, then interest shall accrue on such LC Participant’s obligation to make such payment, from the Drawing Date to the date on which such LC Participant makes such payment (i) at a rate per annum equal to the Federal Funds Rate during the first three days following the Drawing Date and (ii) at a rate per annum equal to the Base Rate on and after the fourth day following the Drawing Date. The LC Bank will promptly give notice of the occurrence of the Drawing Date, but failure of the LC Bank to give any such notice on the Drawing Date or in sufficient time to enable any LC Participant to effect such payment on such date shall not relieve such LC Participant from its obligation under this clause (b). Each LC Participant’s Commitment shall continue until the last to occur of any of the following events: (A) the LC Bank ceases to be obligated to issue or cause to be issued Letters of Credit hereunder; (B) no Letter of Credit issued hereunder remains outstanding and uncancelled or (C) all Persons (other than the Seller) have been fully reimbursed for all payments made under or relating to Letters of Credit. Section 1.16 Repayment of Participation Advances. (a) Upon (and only upon) receipt by the LC Bank for its account of immediately available funds from or for the account of the Seller (i) in reimbursement of any payment made by the LC Bank under a Letter of Credit with respect to which any LC Participant has made a Participation Advance to the LC Bank or (ii) in payment of Discount on the Purchases made or deemed to have been made in connection with any such draw, the LC Bank (or the Administrator on its behalf) will pay to each LC Participant, ratably (based on the outstanding drawn amounts funded by each such LC Participant in respect of such Letter of Credit), in the same funds as those received by the LC Bank; it being understood, that the LC Bank shall retain a ratable amount of such funds that were not the subject of any payment in respect of such Letter of Credit by any LC Participant.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 19 (b) If the LC Bank is required at any time to return to the Seller, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by the Seller to the LC Bank pursuant to this Agreement in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each LC Participant shall, on demand of the LC Bank, forthwith return to the LC Bank the amount of its Pro Rata Share of any amounts so returned by the LC Bank plus interest at the Federal Funds Rate, from the date the payment was first made to such LC Participant through, but not including, the date the payment is returned by such LC Participant. (c) If any Letters of Credit are outstanding and undrawn on the Facility Termination Date, the LC Collateral Account shall be funded from Collections (or, in the Seller’s sole discretion, by other funds available to the Seller) in an amount equal to the aggregate undrawn face amount of such Letters of Credit plus all related LC Fees (as defined in Wells Fargo Group’s Fee Letter) and transactional fees and charges to accrue through the stated expiration dates thereof (such LC Fees and transactional fees and charges to accrue, as reasonably estimated by the LC Bank, the “LC Fee Expectation”). Section 1.17 Letter of Credit Documentation. The Seller agrees to be bound by the terms of the Letter of Credit Application and by the LC Bank’s interpretations of any Letter of Credit issued for the Seller and by the LC Bank’s written regulations and customary practices relating to letters of credit, though the LC Bank’s interpretation of such regulations and practices may be different from the Seller’s own. In the event of a conflict between the Letter of Credit Application and this Agreement, this Agreement shall govern. The LC Bank shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following the Seller’s instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto except to the extent resulting from the gross negligence or willful misconduct of the LC Bank. In addition to any other fees or expenses owing under the Fee Letter or any other Transaction Document or otherwise pursuant to any Letter of Credit Application, the Seller shall pay to the LC Bank for its own account any customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the LC Bank relating to letters of credit as from time to time in effect. Such customary fees shall be due and payable upon demand and shall be nonrefundable. Section 1.18 Determination to Honor Drawing Request. In determining whether to honor any request for drawing under any Letter of Credit by the beneficiary thereof, the LC Bank shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit and that any other drawing condition appearing on the face of such Letter of Credit has been satisfied in the manner so set forth. Section 1.19 Nature of Participation and Reimbursement Obligations. Each LC Participant’s obligation in accordance with this Agreement to make Participation Advances as a result of a drawing under a Letter of Credit, and the obligations of the Seller to

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 20 reimburse the LC Bank upon a draw under a Letter of Credit, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Article I under all circumstances, including the following circumstances: (a) any set-off, counterclaim, recoupment, defense or other right which such LC Participant may have against the LC Bank, the Administrator, the Purchasers, the Purchaser Agents, the Seller or any other Person for any reason whatsoever; (b) the failure of the Seller or any other Person to comply with the conditions set forth in this Agreement for the making of a purchase, reinvestments, requests for Letters of Credit or otherwise, it being acknowledged that such conditions are not required for the making of Participation Advances hereunder; (c) any lack of validity or enforceability of any Letter of Credit or any set-off, counterclaim, recoupment, defense or other right which Seller or any Originator on behalf of which a Letter of Credit has been issued may have against the LC Bank, the Administrator, any Purchaser, or any other Person for any reason whatsoever; (d) any claim of breach of warranty that might be made by the Seller, the LC Bank or any LC Participant against the beneficiary of a Letter of Credit, or the existence of any claim, set- off, defense or other right which the Seller, the LC Bank or any LC Participant may have at any time against a beneficiary, any successor beneficiary or any transferee of any Letter of Credit or the proceeds thereof (or any Persons for whom any such transferee may be acting), the LC Bank, any LC Participant, the Purchasers or Purchaser Agents or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between the Seller or any Subsidiaries of the Seller or any Affiliates of the Seller and the beneficiary for which any Letter of Credit was procured); (e) the lack of power or authority of any signer of, or lack of validity, sufficiency, accuracy, enforceability or genuineness of, any draft, demand, instrument, certificate or other document presented under any Letter of Credit, or any such draft, demand, instrument, certificate or other document proving to be forged, fraudulent, invalid, defective or insufficient in any respect (other than any defect or insufficiency appearing on the face of such document) or any statement therein being untrue or inaccurate in any respect, even if the Administrator or the LC Bank has been notified thereof; (f) payment by the LC Bank under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit other than as a result of the gross negligence or willful misconduct of the LC Bank; (g) the solvency of, or any acts or omissions by, any beneficiary of any Letter of Credit, or any other Person having a role in any transaction or obligation relating to a Letter of Credit, or the existence, nature, quality, quantity, condition, value or other characteristic of any property or services relating to a Letter of Credit; (h) any failure by the LC Bank or any of the LC Bank’s Affiliates to issue any Letter of Credit in the form requested by the Seller, unless the LC Bank has received written notice from the Seller of such failure within three Business Days after the LC Bank shall have furnished the

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 21 Seller a copy of such Letter of Credit and such error is material and no drawing has been made thereon prior to receipt of such notice; (i) any Material Adverse Effect on the Seller, any Originator or any Affiliates thereof; (j) any breach of this Agreement or any Transaction Document by any party thereto; (k) the occurrence or continuance of an Insolvency Proceeding with respect to the Seller, any Originator or any Affiliate thereof; (l) the fact that a Termination Event or an Unmatured Termination Event shall have occurred and be continuing; (m) the fact that this Agreement or the obligations of Seller or Servicer hereunder shall have been terminated; and (n) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing. Section 1.20 Letter of Credit Indemnity. In addition to other amounts payable hereunder, the Seller hereby agrees to protect, indemnify, pay and save harmless the Administrator, the LC Bank, each LC Participant and any of the LC Bank’s Affiliates that have issued a Letter of Credit from and against any and all claims, demands, liabilities, damages, taxes, penalties, interest, judgments, losses, costs, charges and expenses (including Attorney Costs) which the Administrator, the LC Bank, any LC Participant or any of their respective Affiliates may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit, other than as a result of (a) the gross negligence or willful misconduct of the party to be indemnified as determined by a final judgment of a court of competent jurisdiction or (b) the wrongful dishonor by the LC Bank of a proper demand for payment made under any Letter of Credit, except if such dishonor resulted from any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority (all such acts or omissions herein called “Governmental Acts”). Section 1.21 Liability for Acts and Omissions in Connection with Letters of Credit. As between the Seller, on the one hand, and the Administrator, the LC Bank, the LC Participants, the Purchasers and the Purchaser Agents, on the other, the Seller assumes all risks of the acts and omissions of, or misuse of any Letter of Credit by, the respective beneficiaries of such Letter of Credit. In furtherance and not in limitation of the respective foregoing, none of the Administrator, the LC Bank, the LC Participants, the Purchasers or the Purchaser Agents shall be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 22 to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit or any other claim of the Seller against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among the Seller and any beneficiary of any Letter of Credit or any such transferee; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, e-mail, cable, telegraph, SWIFT, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of the Administrator, the LC Bank, the LC Participants, the Purchasers and the Purchaser Agents, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of the LC Bank’s rights or powers hereunder. Nothing in the preceding sentence shall relieve the LC Bank from liability for its gross negligence or willful misconduct, as determined by a final non- appealable judgment of a court of competent jurisdiction, in connection with actions or omissions described in such clauses (i) through (viii) of such sentence. In no event shall the Administrator, the LC Bank, the LC Participants, the Purchasers or the Purchaser Agents or their respective Affiliates, be liable to the Seller or any other Person for any indirect, consequential, incidental, punitive, exemplary or special damages or expenses (including without limitation Attorney Costs), or for any damages resulting from any change in the value of any property relating to a Letter of Credit. Without limiting the generality of the foregoing, the Administrator, the LC Bank, the LC Participants, the Purchasers and the Purchaser Agents and each of its Affiliates (i) may rely on any written communication believed in good faith by such Person to have been authorized or given by or on behalf of the applicant for a Letter of Credit; (ii) may honor any presentation if the documents presented appear on their face to comply with the terms and conditions of the relevant Letter of Credit; (iii) may honor a previously dishonored presentation under a Letter of Credit, whether such dishonor was pursuant to a court order, to settle or compromise any claim of wrongful dishonor, or otherwise, and shall be entitled to reimbursement to the same extent as if such presentation had initially been honored, together with any interest paid by the LC Bank or its Affiliates; (iv) may honor any drawing that is payable upon presentation of a statement advising negotiation or payment, upon receipt of such statement (even if such statement indicates that a draft or other document is being delivered separately), and shall not be liable for any failure of any such draft or other document to arrive, or to conform in any way with the relevant Letter of Credit; (v) may pay any paying or negotiating bank claiming that it rightfully honored under the laws or practices of the place where such bank is located; and (vi) may settle or adjust any claim or demand made on the Administrator, the LC Bank, the LC Participants, the Purchasers or the Purchaser Agents or their respective Affiliates, in any way related to any order issued at the applicant’s request to an air carrier, a letter of guarantee or of indemnity issued to a carrier or any similar document (each an “Order”) and may honor any drawing in connection with any Letter of Credit that is the subject of such Order, notwithstanding that any drafts or other documents presented in connection with such Letter of Credit fail to conform in any way with such Letter of Credit. In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by the LC Bank under or in connection with any Letter of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith and

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 23 without gross negligence or willful misconduct, as determined by a final non-appealable judgment of a court of competent jurisdiction, shall not put the LC Bank under any resulting liability to the Seller, any LC Participant or any other Person. Section 1.22 Extension of Termination Date. Provided that no Termination Event or Unmatured Termination Event exists and is continuing, the Seller may request the extension of the Facility Termination Date set forth in clause (a) of the definition for an additional three hundred and sixty-four (364) days from the Facility Termination Date set forth in clause (a) of the definition then in effect by providing written notice to the Administrator and each Purchaser Agent; provided such request is made not more than 120 days prior to, and not less than 90 days prior to, the then current Facility Termination Date scheduled to occur pursuant to clause (a) of the definition thereof. In the event that the Purchasers are all agreeable to such extension, the Administrator shall so notify the Seller in writing (it being understood that the Purchasers may accept or decline such a request in their sole discretion and on such terms as they may elect) not less than 30 days prior to the then current Facility Termination Date scheduled to occur pursuant to clause (a) of the definition thereof and the Seller, the Servicer, the Administrator, the Purchaser Agents and the Purchasers shall enter into such documents as the Purchasers may deem necessary or appropriate to reflect such extension, and all reasonable costs and expenses incurred by the Purchasers, the Administrator and the Purchaser Agents in connection therewith (including reasonable Attorney Costs) shall be paid by the Seller. In the event any Purchaser declines the request for such extension, such Purchaser (or the applicable Purchaser Agent on its behalf) shall so notify the Administrator and the Administrator shall so notify the Seller of such determination; provided, however, that the failure of the Administrator to notify the Seller of the determination to decline such extension shall not affect the understanding and agreement that the applicable Purchasers shall be deemed to have refused to grant the requested extension in the event the Administrator fails to affirmatively notify the Seller, in writing, of their agreement to accept the requested extension. ARTICLE II REPRESENTATIONS AND WARRANTIES; COVENANTS; TERMINATION EVENTS Section 2.1 Representations and Warranties; Covenants. Each of the Seller and the Servicer hereby makes the representations and warranties, and hereby agrees to perform and observe the covenants, applicable to it set forth in Exhibits III and IV, respectively. Section 2.2 Termination Events. If any of the Termination Events set forth in Exhibit V shall occur, the Administrator may (with the consent of the Majority Purchaser Agents) or shall (at the direction of the Majority Purchaser Agents), by notice to the Seller, declare the Facility Termination Date to have occurred (in which case the Facility Termination Date shall be deemed to have occurred); provided that automatically upon the occurrence of any event (without any requirement for the passage of time or the giving of notice) described in paragraph (f) of Exhibit V, the Facility Termination Date shall occur. Upon any such declaration, occurrence or deemed occurrence of the Facility Termination Date, the Administrator, each Purchaser Agent and each Purchaser shall have, in addition to the rights and remedies that they may have under this Agreement, all other rights and remedies provided after default under the UCC and under other

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 24 applicable law, which rights and remedies shall be cumulative. For the avoidance of doubt, while the occurrence of a Termination Event shall result in the termination of Purchases under this Agreement, in no event will the occurrence of a Termination Event be deemed to permit the Administrator or the Purchaser Agents to demand prepayment, repurchase, defeasance or redemption of the outstanding Capital. ARTICLE III INDEMNIFICATION Section 3.1 Indemnities by the Seller. Without limiting any other rights any such Person may have hereunder or under applicable law, the Seller hereby indemnifies and holds harmless, on an after-tax basis, the Administrator, each Purchaser Agent, each Liquidity Provider, each Program Support Provider and each Purchaser and their respective officers, directors, agents and employees (each an “Indemnified Party”) from and against any and all damages, losses, claims, liabilities, penalties, Taxes, costs and expenses (including Attorney Costs) (all of the foregoing collectively, the “Indemnified Amounts”) at any time imposed on or incurred by any Indemnified Party arising out of or otherwise relating to any Transaction Document, the transactions contemplated thereby or the acquisition of any portion of the Purchased Interest, or any action taken or omitted by any of the Indemnified Parties (including any action taken by the Administrator as attorney-in-fact for the Seller or any Originator hereunder or under any other Transaction Document), whether arising by reason of the acts to be performed by the Seller hereunder or otherwise, excluding only Indemnified Amounts to the extent (a) a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct of the Indemnified Party seeking indemnification, (b) due to the credit risk of the Obligor and for which reimbursement would constitute recourse to any Originator, the Seller or the Servicer for uncollectible Receivables or (c) such Indemnified Amounts include Taxes imposed or based on, or measured by, the gross or net income or receipts of such Indemnified Party by the jurisdiction under the laws of which such Indemnified Party is organized (or any political subdivision thereof); provided, however, that nothing contained in this sentence shall limit the liability of the Seller or the Servicer or limit the recourse of any Indemnified Party to the Seller or the Servicer for any amounts otherwise specifically provided to be paid by the Seller or the Servicer hereunder. Without limiting the foregoing indemnification, but subject to the limitations set forth in clauses (a), (b) and (c) of the previous sentence, the Seller shall indemnify each Indemnified Party for Amounts (including losses in respect of uncollectible Receivables, regardless, for purposes of these specific matters, whether reimbursement therefor would constitute recourse to the Seller or the Servicer) relating to or resulting from: (i) any representation or warranty made by the Seller (or any employee or agent of the Seller) under or in connection with this Agreement, any Information Package or any other information or report delivered by or on behalf of the Seller pursuant hereto, which shall have been false or incorrect in any respect when made or deemed made; (ii) the failure by the Seller to comply with any applicable law, rule or regulation related to any Receivable, or the nonconformity of any Receivable with any such applicable law, rule or regulation;

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 25 (iii) the failure of the Seller to vest and maintain vested in the Administrator, for the benefit of the Purchasers, a perfected ownership or security interest in the Purchased Interest and the property conveyed hereunder, free and clear of any Adverse Claim; (iv) any commingling of funds to which the Administrator, any Purchaser Agent or any Purchaser is entitled hereunder with any other funds; (v) any failure of a Lock-Box Bank to comply with the terms of the applicable Lock-Box Agreement; (vi) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable, or any other claim resulting from the sale or lease of goods or the rendering of services related to such Receivable or the furnishing or failure to furnish any such goods or services or other similar claim or defense not arising from the financial inability of any Obligor to pay undisputed indebtedness; (vii) any failure of the Seller, to perform its duties or obligations in accordance with the provisions of this Agreement or any other Transaction Document to which it is a party; (viii) any action taken by the Administrator as attorney-in-fact for the Seller or any Originator pursuant to this Agreement or any other Transaction Document; (ix) the use of proceeds of purchase or reinvestment or the issuance of any Letter of Credit on behalf of Seller (and, if applicable, on behalf of, or for the account of, any Originator); or (x) any environmental liability claim, products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort, arising out of or in connection with any Receivable or any other suit, claim or action of whatever sort relating to any of the Transaction Documents. Section 3.2 Indemnities by the Servicer. Without limiting any other rights that any Indemnified Party may have hereunder or under applicable law, the Servicer hereby agrees to indemnify each Indemnified Party from and against any and all Indemnified Amounts arising out of or resulting from (whether directly or indirectly): (a) the failure of any information contained in any Information Package to be true and correct on the date thereof (or, if such information is stated therein to be as of a different date, on such different date), or the failure of any other information provided to such Indemnified Party by, or on behalf of, the Servicer to be true and correct on the date thereof (or, if such information is stated therein to be as of a different date, on such different date), (b) the failure of any representation, warranty or statement made or deemed made by the Servicer (or any of its officers) under or in connection with this Agreement or any other Transaction Document to which it is a party to have been true and correct as of the date made or deemed made in all respects when made, (c) the failure by the Servicer to comply with any applicable law, rule or regulation with respect to any Pool Receivable or the related Contract, (d) any dispute, claim, offset or defense of the Obligor to the payment of any Receivable in, or purporting to be in, the Receivables Pool resulting from or related to the collection activities with

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 26 respect to such Receivable or (e) any failure of the Servicer to perform its duties or obligations in accordance with the provisions hereof or any other Transaction Document to which it is a party, excluding only Indemnified Amounts to the extent (a) a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct of the Indemnified Party seeking indemnification or (b) due to the credit risk of the Obligor and for which reimbursement would constitute recourse to any Originator, the Seller or the Servicer for uncollectible Receivables. ARTICLE IV ADMINISTRATION AND COLLECTIONS Section 4.1 Appointment of the Servicer. (a) The servicing, administering and collection of the Pool Receivables shall be conducted by the Person so designated from time to time as the Servicer in accordance with this Section 4.1. Until the Administrator gives notice to Cooper Tire (in accordance with this Section 4.1) of the designation of a new Servicer, Cooper Tire is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. Upon the occurrence of a Termination Event, the Administrator may (with the consent of the Majority Purchaser Agents) or shall (at the direction of the Majority Purchaser Agents) designate as Servicer any Person (including itself) to succeed Cooper Tire or any successor Servicer, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Servicer pursuant to the terms hereof. (b) Upon the designation of a successor Servicer as set forth in clause (a) above, Cooper Tire agrees that it will terminate its activities as Servicer hereunder in a manner that the Administrator determines will facilitate the transition of the performance of such activities to the new Servicer, and Cooper Tire shall cooperate with and assist such new Servicer. Such cooperation shall include access to and transfer of related records (including all Contracts) and use by the new Servicer of all licenses, hardware or software necessary or desirable to collect the Pool Receivables and the Related Security. (c) Cooper Tire acknowledges that, in making their decision to execute and deliver this Agreement, the Administrator and each member in each Purchaser Group have relied on Cooper Tire’s agreement to act as Servicer hereunder. Accordingly, Cooper Tire agrees that it will not voluntarily resign as Servicer. (d) The Servicer may delegate its duties and obligations hereunder to any subservicer (each a “Sub-Servicer”); provided that, in each such delegation: (i) such Sub-Servicer shall agree in writing to perform the duties and obligations of the Servicer pursuant to the terms hereof, (ii) the Servicer shall remain liable for the performance of the duties and obligations so delegated, (iii) the Seller, the Administrator and each Purchaser Group shall have the right to look solely to the Servicer for performance, and (iv) the terms of any agreement with any Sub-Servicer shall provide that the Administrator may terminate such agreement upon the termination of the Servicer hereunder by giving notice of its desire to terminate such agreement to the Servicer (and the Servicer shall provide appropriate notice to each such Sub-Servicer); provided, however, that if

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 27 any such delegation is to any Person other than an Originator or an Affiliate thereof, the Administrator and the Majority Purchaser Agents shall have consented in writing in advance to such delegation. Section 4.2 Duties of the Servicer. (a) The Servicer shall take or cause to be taken all such action as may be necessary or advisable to administer and collect each Pool Receivable from time to time, all in accordance with this Agreement and all applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policies. The Servicer shall set aside for the accounts of the Seller and each Purchaser Group the amount of Collections to which each such Purchaser Group is entitled in accordance with Article I hereof. The Servicer may correct errors in Receivables and records of Receivables, including correcting to conform to applicable laws, rules and regulations, and to the applicable Contract, and, in accordance with the applicable Credit and Collection Policy, take such action, including modifications, waivers or restructurings of Pool Receivables and the related Contracts, as the Servicer may reasonably determine to be appropriate to maximize Collections thereof or reflect adjustments permitted under the Credit and Collection Policy; provided, however, that: (i) corrections, modifications, waivers and restructurings shall not alter the status of such Pool Receivable as a Delinquent Receivable or a Defaulted Receivable or limit the rights of any Purchaser, Purchaser Agent or the Administrator under this Agreement and (ii) if a Termination Event has occurred and is continuing and Cooper Tire or an Affiliate thereof is serving as the Servicer, Cooper Tire or such Affiliate may make such extension or adjustment only upon the prior approval of the Administrator. The Seller shall deliver to the Servicer and the Servicer shall hold for the benefit of the Seller and the Administrator (individually and for the benefit of each Purchaser Group, in accordance with their respective interests, all records and documents (including computer tapes or disks) with respect to each Pool Receivable. Notwithstanding anything to the contrary contained herein, the Administrator may direct the Servicer (whether the Servicer is Cooper Tire or any other Person) to commence or settle any legal action to enforce collection of any Pool Receivable or to foreclose upon or repossess any Related Security. (b) The Servicer shall, as soon as practicable following actual receipt of collected funds, turn over to the Seller the collections of any amount that is not a Pool Receivable, less, if Cooper Tire or an Affiliate thereof is not the Servicer, all reasonable and appropriate out-of-pocket costs and expenses of such Servicer of servicing, collecting and administering such collections. The Servicer, if other than Cooper Tire or an Affiliate thereof, shall, as soon as practicable upon demand, deliver to the Seller all records in its possession that evidence or relate to any indebtedness that is not a Pool Receivable, and copies of records in its possession that evidence or relate to any indebtedness that is a Pool Receivable. (c) The Servicer’s obligations hereunder shall terminate on the Final Payout Date. After such termination, if Cooper Tire or an Affiliate thereof was not the Servicer on the date of such termination, the Servicer shall promptly deliver to the Seller all books, records and related materials that the Seller previously provided to the Servicer, or that have been obtained by the Servicer, in connection with this Agreement.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 28 Section 4.3 Lock-Box Account Arrangements. Prior to the First Omnibus Amendment Effective Date, the Seller shall have entered into Lock-Box Agreements with all of the Lock-Box Banks and delivered executed counterparts of each to the Administrator. Upon the occurrence of a Termination Event, the Administrator may (with the consent of the Majority Purchaser Agents) or shall (upon the direction of the Majority Purchaser Agents) at any time thereafter give notice to each Lock-Box Bank that the Administrator is exercising its rights under the Lock-Box Agreements to do any or all of the following: (a) to have the exclusive ownership and control of the Lock-Box Accounts transferred to the Administrator (for the benefit of the Purchasers) and to exercise exclusive dominion and control over the funds deposited therein, (b) to have the proceeds that are sent to the respective Lock-Box Accounts redirected pursuant to the Administrator’s instructions rather than deposited in the applicable Lock-Box Account, and (c) to take any or all other actions permitted under the applicable Lock-Box Agreement. The Seller hereby agrees that if the Administrator at any time takes any action set forth in the preceding sentence, the Administrator shall have exclusive control (for the benefit of the Purchasers) of the proceeds (including Collections) of all Pool Receivables and the Seller hereby further agrees to take any other action that the Administrator or any Purchaser Agent may reasonably request to transfer such control. Any proceeds of Pool Receivables received by the Seller or the Servicer thereafter shall be sent immediately to, or as otherwise instructed by, the Administrator. The parties hereto hereby acknowledge that if at any time the Administrator takes control of any Lock-Box Account, the Administrator shall not have any rights to the funds therein in excess of the unpaid amounts due to the Administrator, any member of any Purchaser Group, any Indemnified Party or Affected Person or any other Person hereunder, and the Administrator shall distribute or cause to be distributed such funds in accordance with Section 4.2(b) and Article I (in each case as if such funds were held by the Servicer thereunder). Section 4.4 Enforcement Rights. (a) At any time following the occurrence and during the continuation of a Termination Event: (i) the Administrator may direct the Obligors that payment of all amounts payable under any Pool Receivable is to be made directly to the Administrator or its designee (on behalf of the Purchasers), (ii) the Administrator may instruct the Seller or the Servicer to give notice of the Purchaser Groups’ interest in Pool Receivables to each Obligor, which notice shall direct that payments be made directly to the Administrator or its designee (on behalf of such Purchaser Groups), and the Seller or the Servicer, as the case may be, shall give such notice at the expense of the Seller or the Servicer, as the case may be; provided that if the Seller or the Servicer, as the case may be, fails to so notify each Obligor, the Administrator (at the Seller’s or the Servicer’s, as the case may be, expense) may so notify the Obligors, and (iii) the Administrator may request the Servicer to, and upon such request the Servicer shall: (A) assemble all of the records necessary or desirable to collect the Pool Receivables and the Related Security, and transfer or license to a successor Servicer the use of all software necessary or desirable to collect the Pool Receivables and the Related

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 29 Security, and make the same available to the Administrator or its designee (for the benefit of the Purchasers) at a place selected by the Administrator, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections in a manner acceptable to the Administrator and, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Administrator or its designee. (b) The Seller hereby authorizes the Administrator (on behalf of each Purchaser Group), and irrevocably appoints the Administrator as its attorney-in-fact with full power of substitution and with full authority in the place and stead of the Seller, which appointment is coupled with an interest, to take any and all steps in the name of the Seller and on behalf of the Seller necessary or desirable, in the determination of the Administrator, after the occurrence and continuance of a Termination Event, to collect any and all amounts or portions thereof due under any and all Pool Assets, including endorsing the name of the Seller on checks and other instruments representing Collections and enforcing such Pool Assets. Notwithstanding anything to the contrary contained in this subsection, none of the powers conferred upon such attorney-in-fact pursuant to the preceding sentence shall subject such attorney-in-fact to any liability if any action taken by it shall prove to be inadequate or invalid, nor shall they confer any obligations upon such attorney- in-fact in any manner whatsoever. Section 4.5 Responsibilities of the Seller. (a) Anything herein to the contrary notwithstanding, the Seller shall: (i) perform all of its obligations, if any, under the Contracts related to the Pool Receivables to the same extent as if interests in such Pool Receivables had not been transferred hereunder, and the exercise by the Administrator, the Purchaser Agents or the Purchasers of their respective rights hereunder shall not relieve the Seller from such obligations, and (ii) pay when due any taxes, including any sales taxes payable in connection with the Pool Receivables and their creation and satisfaction. None of the Administrator, the Purchaser Agents or any of the Purchasers shall have any obligation or liability with respect to any Pool Asset, nor shall any of them be obligated to perform any of the obligations of the Seller, Servicer, Cooper Tire or the Originators thereunder. (b) Cooper Tire hereby irrevocably agrees that if at any time it shall cease to be the Servicer hereunder, it shall act (if the then-current Servicer so requests) as the data-processing agent of the Servicer and, in such capacity, Cooper Tire shall conduct the data-processing functions of the administration of the Receivables and the Collections thereon in substantially the same way that Cooper Tire conducted such data-processing functions while it acted as the Servicer. Section 4.6 Servicing Fee. (a) Subject to clause (b), the Servicer shall be paid a fee (the “Servicing Fee”) equal to 1.00% per annum (the “Servicing Fee Rate”) of the aggregate Outstanding Balance of the Pool Receivables as of the last day of each month. The Purchasers’ Share of such fee shall be paid through the distributions contemplated by Section 1.4(d), and the Seller’s Share of such fee shall be paid directly by the Seller.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 30 (b) If the Servicer ceases to be Cooper Tire or an Affiliate thereof, the servicing fee shall be the greater of: (i) the amount calculated pursuant to clause (a), and (ii) an alternative amount specified by the successor Servicer not to exceed 110% of the aggregate reasonable costs and expenses incurred by such successor Servicer in connection with the performance of its obligations as Servicer. ARTICLE V THE AGENTS Section 5.1 Appointment and Authorization. (a) Each Purchaser and Purchaser Agent hereby irrevocably designates and appoints Wells Fargo Bank, National Association, as the “Administrator” hereunder and authorizes the Administrator to take such actions and to exercise such powers as are delegated to the Administrator hereby and to exercise such other powers as are reasonably incidental thereto. The Administrator shall have no duties or responsibilities except those expressly set forth in this Agreement or in the other Transaction Documents. The duties of the Administrator shall be mechanical and administrative in nature. At no time shall the Administrator have any duty or responsibility to any Person to investigate or confirm the correctness or accuracy of any information or documents delivered to it in its role as Administrator hereunder or any obligation in respect of the failure of any Person (other than the Administrator) to perform any obligation hereunder or under any other Transaction Document. The Administrator shall not have, by reason of this Agreement, a fiduciary relationship in respect of any Purchaser Agent, Purchaser, the Seller, the Servicer or any Originator. Nothing in this Agreement or any of the Transaction Documents, express or implied, is intended to or shall be construed to impose upon the Administrator any obligations in respect of this Agreement or any of the Transaction Documents except as expressly set forth herein or therein. The Administrator shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Purchaser or Purchaser Agent with any credit or other information with respect to the Seller, any Originator, Cooper Tire or their Affiliates, whether coming into its possession before the First Omnibus Amendment Effective Date or at any time or times thereafter. (b) Each Purchaser hereby irrevocably designates and appoints the respective institution identified as the Purchaser Agent for such Purchaser’s Purchaser Group on the signature pages hereto or in the Assumption Agreement or Transfer Supplement pursuant to which such Purchaser becomes a party hereto, and each authorizes such Purchaser Agent to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to such Purchaser Agent by the terms of this Agreement, if any, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, no Purchaser Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Purchaser or other Purchaser Agent or the Administrator, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of such Purchaser Agent shall be read into this Agreement or otherwise exist against such Purchaser Agent.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 31 (c) Except as otherwise specifically provided in this Agreement, the provisions of this Article V are solely for the benefit of the Purchaser Agents, the Administrator and the Purchasers, and none of the Seller or Servicer shall have any rights as a third-party beneficiary or otherwise under any of the provisions of this Article V, except that this Article V shall not affect any obligations which any Purchaser Agent, the Administrator or any Purchaser may have to the Seller or the Servicer under the other provisions of this Agreement. Furthermore, no Purchaser shall have any rights as a third-party beneficiary or otherwise under any of the provisions hereof in respect of a Purchaser Agent which is not the Purchaser Agent for such Purchaser. (d) In performing its functions and duties hereunder, the Administrator shall act solely as the agent of the Purchasers and the Purchaser Agents and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Seller or Servicer or any of their successors and assigns. In performing its functions and duties hereunder, each Purchaser Agent shall act solely as the agent of its respective Purchaser and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Seller, the Servicer, any other Purchaser, any other Purchaser Agent or the Administrator, or any of their respective successors and assigns. Section 5.2 Delegation of Duties. The Administrator may execute any of its duties through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrator shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. Section 5.3 Exculpatory Provisions. None of the Purchaser Agents, the Administrator or any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted (i) with the consent or at the direction of the Majority Purchaser Agents (or in the case of any Purchaser Agent, the Purchasers within its Purchaser Group that have a majority of the aggregate Commitments of such Purchaser Group) or (ii) in the absence of such Person’s gross negligence or willful misconduct. The Administrator shall not be responsible to any Purchaser, Purchaser Agent or other Person for (i) any recitals, representations, warranties or other statements made by the Seller, the Servicer, any Originator or any of their Affiliates, (ii) the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Transaction Document, (iii) any failure of the Seller, the Servicer, any Originator or any of their Affiliates to perform any obligation hereunder or under the other Transaction Documents to which it is a party (or under any Contract), or (iv) the satisfaction of any condition specified in Exhibit II. The Administrator shall not have any obligation to any Purchaser or Purchaser Agent to ascertain or inquire about the observance or performance of any agreement contained in any Transaction Document or to inspect the properties, books or records of the Seller, the Servicer, any Originator or any of their respective Affiliates. Section 5.4 Reliance by Agents. (a) Each Purchaser Agent and the Administrator shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or other writing or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person and upon advice and statements of legal counsel (including counsel to the Seller), independent accountants and other experts selected by the Administrator. Each Purchaser Agent and the

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 32 Administrator shall in all cases be fully justified in failing or refusing to take any action under any Transaction Document unless it shall first receive such advice or concurrence of the Majority Purchaser Agents (or in the case of any Purchaser Agent, the Purchasers within its Purchaser Group that have a majority of the aggregate Commitment of such Purchaser Group), and assurance of its indemnification, as it deems appropriate. (b) The Administrator shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Majority Purchaser Agents or the Purchaser Agents, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Purchasers, the Administrator and Purchaser Agents. (c) The Purchasers within each Purchaser Group with a majority of the Commitments of such Purchaser Group shall be entitled to request or direct the related Purchaser Agent to take action, or refrain from taking action, under this Agreement on behalf of all of the Purchasers within such Purchaser Group. Such Purchaser Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Majority Purchaser Agents, and such request and any action taken or failure to act pursuant thereto shall be binding upon all of such Purchaser Agent’s Purchasers. (d) Unless otherwise advised in writing by a Purchaser Agent or by any Purchaser on whose behalf such Purchaser Agent is purportedly acting, each party to this Agreement may assume that (i) such Purchaser Agent is acting for the benefit of each of the Purchasers in respect of which such Purchaser Agent is identified as being the “Purchaser Agent” in the definition of “Purchaser Agent” hereto, as well as for the benefit of each assignee or other transferee from any such Person, and (ii) each action taken by such Purchaser Agent has been duly authorized and approved by all necessary action on the part of the Purchasers on whose behalf it is purportedly acting. Each Purchaser Agent and its Purchaser(s) shall agree amongst themselves as to the circumstances and procedures for removal, resignation and replacement of such Purchaser Agent. Each Purchaser shall promptly notify the Seller, the Servicer and the Administrator in writing of any removal, resignation or replacement of such Purchaser’s Purchaser Agent. Section 5.5 Notice of Termination Events. Neither any Purchaser Agent nor the Administrator shall be deemed to have knowledge or notice of the occurrence of any Termination Event or Unmatured Termination Event unless the Administrator and the Purchaser Agents have received notice from any Purchaser, the Servicer or the Seller stating that a Termination Event or an Unmatured Termination Event has occurred hereunder and describing such Termination Event or Unmatured Termination Event. In the event that the Administrator receives such a notice, it shall promptly give notice thereof to each Purchaser Agent whereupon each such Purchaser Agent shall promptly give notice thereof to its related Purchasers. In the event that a Purchaser Agent receives such a notice (other than from the Administrator), it shall promptly give notice thereof to the Administrator. The Administrator shall take such action concerning a Termination Event or an Unmatured Termination Event as may be directed by the Majority Purchaser Agents (unless such action otherwise requires the consent of all Purchasers or the LC Bank), but until the Administrator receives such directions, the Administrator may (but shall not be obligated to) take such action, or refrain from taking such action, as the Administrator deems advisable and in the best interests of the Purchasers and the Purchaser Agents.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 33 Section 5.6 Non-Reliance on Administrator, Purchaser Agents and Other Purchasers. Each Purchaser expressly acknowledges that none of the Administrator, the Purchaser Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrator, or any Purchaser Agent hereafter taken, including any review of the affairs of the Seller, Cooper Tire, the Servicer or any Originator, shall be deemed to constitute any representation or warranty by the Administrator or such Purchaser Agent, as applicable. Each Purchaser represents and warrants to the Administrator and the Purchaser Agents that, independently and without reliance upon the Administrator, Purchaser Agents or any other Purchaser and based on such documents and information as it has deemed appropriate, it has made and will continue to make its own appraisal of an investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Seller, Cooper Tire, the Servicer or the Originators, and the Receivables and its own decision to enter into this Agreement and to take, or omit, action under any Transaction Document. Except for items specifically required to be delivered hereunder, the Administrator shall not have any duty or responsibility to provide any Purchaser Agent with any information concerning the Seller, Cooper Tire, the Servicer or the Originators or any of their Affiliates that comes into the possession of the Administrator or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates. Section 5.7 Administrator and Affiliates. Each of the Purchasers, the Purchaser Agents, LC Bank and the Administrator and any of their respective Affiliates may extend credit to, accept deposits from and generally engage in any kind of banking, trust, debt, equity or other business with the Seller, Cooper Tire, the Servicer or any Originator or any of their Affiliates. With respect to the acquisition of undivided interests in the Pool Receivables pursuant to this Agreement, each of the Purchaser Agents and the Administrator shall have the same rights and powers under this Agreement as any Purchaser and may exercise the same as though it were not such an agent, and the terms “Purchaser” and “Purchasers” shall include, to the extent applicable, each of the Purchaser Agents, the LC Bank and the Administrator in their individual capacities. Section 5.8 Indemnification. Each LC Participant and Related Committed Purchaser shall indemnify and hold harmless the Administrator (but solely in its capacity as Administrator) and the LC Bank (but solely in its capacity as LC Bank) and their respective officers, directors, employees, representatives and agents (to the extent not reimbursed by the Seller, the Servicer or any Originator and without limiting the obligation of the Seller, the Servicer, or any Originator to do so), ratably (based on its Commitment) from and against any and all liabilities, obligations, losses, damages, penalties, judgments, settlements, costs, expenses and disbursements of any kind whatsoever (including in connection with any investigative or threatened proceeding, whether or not the Administrator, the LC Bank or such Person shall be designated a party thereto) that may at any time be imposed on, incurred by or asserted against the Administrator, the LC Bank or such Person as a result of, or related to, any of the transactions contemplated by the Transaction Documents or the execution, delivery or performance of the Transaction Documents or any other document furnished in connection therewith (but excluding any such liabilities, obligations, losses, damages, penalties, judgments, settlements, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Administrator, the LC Bank or such Person as determined by a final non-appealable judgment of a court of competent jurisdiction). Without limiting the generality of the foregoing, each LC Participant agrees to reimburse the Administrator and the LC Bank, ratably according to its Pro Rata Shares, promptly upon demand, for any out-of-

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 34 pocket expenses (including reasonable counsel fees) incurred by the Administrator or the LC Bank in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of, its rights and responsibilities under this Agreement. Section 5.9 Successor Administrator. The Administrator may, upon at least thirty (30) days’ notice (unless a Termination Event exists, then upon ten (10) days’ notice) to the Seller, each Purchaser and Purchaser Agent, resign as Administrator. Such resignation shall not become effective until a successor Administrator is appointed by the Majority Purchaser Agents with the consent of the Seller (provided that no such consent shall be unreasonably withheld or delayed, and no such consent shall be required (a) if a Termination Event has occurred and is continuing or (b) if the appointed successor is one of the existing Purchaser Agents) and such appointee has accepted such appointment. Upon such acceptance of its appointment as Administrator hereunder by a successor Administrator, such successor Administrator shall succeed to and become vested with all the rights and duties of the retiring Administrator, and the retiring Administrator shall be discharged from its duties and obligations under the Transaction Documents. After any retiring Administrator’s resignation hereunder, the provisions of Sections 3.1 and 3.2 and this Article V shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrator. ARTICLE VI MISCELLANEOUS Section 6.1 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Transaction Document, or consent to any departure by the Seller or the Servicer therefrom, shall be effective unless in a writing signed by the Administrator, the LC Bank and Majority Purchaser Agents, and, in the case of any amendment, by the other parties thereto; and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that, to the extent required by the securitization program of any Conduit Purchaser, no such material amendment shall be effective until the Rating Agency Condition shall have been satisfied with respect thereto (the Administrator hereby agrees to provide executed copies of any material amendment to or waiver of any provision of this Agreement to the Rating Agencies); provided, further, that no such amendment or waiver shall, without the consent of each affected Purchaser, (A) extend the date of any payment or deposit of Collections by the Seller or the Servicer, (B) reduce the rate or extend the time of payment of Discount, (C) reduce any fees payable to the Administrator, any Purchaser Agent or any Purchaser pursuant to the applicable Purchaser Group Fee Letter, (D) change the amount of Capital of any Purchaser, any Purchaser’s pro rata share of the Purchased Interest or any Related Committed Purchaser’s or LC Participant’s Commitment, (E) amend, modify or waive any provision of the definition of “Majority Purchaser Agents” or this Section 6.1, (F) consent to or permit the assignment or transfer by the Seller of any of its rights and obligations under this Agreement, (G) change the definition of “Eligible Receivable,” “Loss Reserve,” “Loss Reserve Percentage,” “Dilution Reserve,” “Dilution Reserve Percentage”, “Purchased Interest,” “Specifically Reserved Dilution Amount” or “Termination Event”, or (H) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (G) above in a manner

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 35 that would circumvent the intention of the restrictions set forth in such clauses. No failure on the part of the Purchasers, the Purchaser Agents, the LC Bank or the Administrator to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. Section 6.2 Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including e-mail communication) and shall be personally delivered or sent by e-mail, or by overnight mail, to the intended party at the mailing address or e-mail address of such party set forth under its name on the signature pages hereof (or in any other document or agreement pursuant to which it is or became a party hereto), or at such other address or e-mail address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective (i) if delivered by overnight mail, when received, and (ii) if transmitted by or e-mail, when sent, receipt confirmed by telephone or electronic means. To the fullest extent permitted by applicable law, a copy of a signed counterpart shall have the same force and effect as an originally-signed counterpart. Section 6.3 Successors and Assigns; Participations; Assignments. (a) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Except as otherwise provided in Section 4.1(d), neither the Seller nor the Servicer may assign or transfer any of its rights or delegate any of its duties hereunder or under any Transaction Document without the prior consent of the Administrator, the LC Bank and each Purchaser Agent. (b) Participations. Except as otherwise specifically provided herein, any Purchaser may sell to one or more Persons (each a “Participant”) participating interests in the interests of such Purchaser hereunder; provided, however, that no Purchaser shall grant any participation under which the Participant shall have rights to approve any amendment to or waiver of this Agreement or any other Transaction Document. Such Purchaser shall remain solely responsible for performing its obligations hereunder, and the Seller, each Purchaser Agent and the Administrator shall continue to deal solely and directly with such Purchaser in connection with such Purchaser’s rights and obligations hereunder. A Purchaser shall not agree with a Participant to restrict such Purchaser’s right to agree to any amendment hereto, except amendments that require the consent of all Purchasers. Any such Participant shall not have any rights hereunder or under the Transaction Documents. Each Related Committed Purchaser that sells a participation shall, acting solely for this purpose as an agent of the Seller, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Capital or other obligations under this Agreement (the “Participant Register”); provided that no Related Committed Purchaser shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Capital, Letters of Credit or its other obligations under any this Agreement) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Capital, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Related Committed Purchaser shall treat each Person whose name is recorded in the Participant Register as the owner of such

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 36 participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrator (in its capacity as Administrator) shall have no responsibility for maintaining a Participant Register. (c) Assignments by Certain Related Committed Purchasers. Any Related Committed Purchaser may assign to one or more Persons (each a “Purchasing Related Committed Purchaser”), reasonably acceptable to the Administrator, the LC Bank and the related Purchaser Agent in its sole discretion, any portion of its Commitment (which shall be inclusive of its Commitment as an LC Participant) pursuant to a supplement hereto, substantially in the form of Annex D with any changes as have been approved by the parties thereto (each, a “Transfer Supplement”), executed by each such Purchasing Related Committed Purchaser, such selling Related Committed Purchaser, such related Purchaser Agent and the Administrator and with the consent of the Seller (provided, that no such consent shall be unreasonably withheld or delayed and that no such consent shall be required if a Termination Event has occurred and is continuing). Any such assignment by Related Committed Purchaser cannot be for an amount less than $10,000,000. Upon (i) the execution of the Transfer Supplement, (ii) delivery of an executed copy thereof to the Seller, such related Purchaser Agent and the Administrator and (iii) payment by the Purchasing Related Committed Purchaser to the selling Related Committed Purchaser of the agreed purchase price, if any, such selling Related Committed Purchaser shall be released from its obligations hereunder to the extent of such assignment and such Purchasing Related Committed Purchaser shall for all purposes be a Related Committed Purchaser party hereto and shall have all the rights and obligations of a Related Committed Purchaser hereunder to the same extent as if it were an original party hereto. The amount of the Commitment of the selling Related Committed Purchaser allocable to such Purchasing Related Committed Purchaser shall be equal to the amount of the Commitment of the selling Related Committed Purchaser transferred regardless of the purchase price, if any, paid therefor. The Transfer Supplement shall be an amendment hereof only to the extent necessary to reflect the addition of such Purchasing Related Committed Purchaser as a “Related Committed Purchaser” and a related “LC Participant” and any resulting adjustment of the selling Related Committed Purchaser’s Commitment. (d) Assignments to Liquidity Providers and other Program Support Providers. Any Conduit Purchaser may at any time grant to one or more of its Liquidity Providers or other Program Support Providers, participating interests in its portion of the Purchased Interest. In the event of any such grant by such Conduit Purchaser of a participating interest to a Liquidity Provider or other Program Support Provider, such Conduit Purchaser shall remain responsible for the performance of its obligations hereunder. The Seller agrees that each Liquidity Provider and Program Support Provider of any Conduit Purchaser hereunder shall be entitled to the benefits of Section 1.7. (e) Other Assignment by Conduit Purchasers. Each party hereto agrees and consents (i) to any Conduit Purchaser’s assignment, participation, grant of security interests in or other transfers of any portion of, or any of its beneficial interest in, the Purchased Interest (or portion thereof), including without limitation to any collateral agent in connection with its commercial paper program and (ii) to the complete assignment by any Conduit Purchaser of all of its rights and obligations hereunder to any other Person, and upon such assignment such Conduit Purchaser shall be released from all obligations and duties, if any, hereunder; provided, however, that such Conduit Purchaser may not, without the prior consent of its Related Committed Purchasers, make

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 37 any such transfer of its rights hereunder unless the assignee (i) is principally engaged in the purchase of assets similar to the assets being purchased hereunder, (ii) has as its Purchaser Agent the Purchaser Agent of the assigning Conduit Purchaser and (iii) issues commercial paper or other Notes with credit ratings substantially comparable to the ratings of the assigning Conduit Purchaser. Any assigning Conduit Purchaser shall deliver to any assignee a Transfer Supplement with any changes as have been approved by the parties thereto, duly executed by such Conduit Purchaser, assigning any portion of its interest in the Purchased Interest to its assignee. Such Conduit Purchaser shall promptly (i) notify each of the other parties hereto of such assignment and (ii) take all further action that the assignee reasonably requests in order to evidence the assignee’s right, title and interest in such interest in the Purchased Interest and to enable the assignee to exercise or enforce any rights of such Conduit Purchaser hereunder. Upon the assignment of any portion of its interest in the Purchased Interest, the assignee shall have all of the rights hereunder with respect to such interest (except that the Discount therefor shall thereafter accrue at the rate, determined with respect to the assigning Conduit Purchaser unless the Seller, the related Purchaser Agent and the assignee shall have agreed upon a different Discount). (f) Certain Pledges. Without limiting the right of any Purchaser to sell or grant interests, security interests or participations to any Person as otherwise described in this Section 6.3, (i) any Purchaser may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure its obligations as a Purchaser hereunder, including any pledge or assignment to secure obligations to a Federal Reserve Bank without notice to or the consent of any Person; provided that no such pledge or assignment shall release such Purchaser from any of its obligations hereunder or substitute any such pledgee or assignee for such Purchaser as a party hereto and (ii) any Purchaser may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement to a security trustee in connection with the funding by such Person of Purchases without notice to or the consent of any Person; provided that no such pledge or assignment shall release such Purchaser from any of its obligations hereunder or substitute any such pledgee or assignee for such Purchaser as a party hereto. Section 6.4 Costs, Expenses and Taxes. (a) By way of clarification, and not of limitation, of Sections 1.7 or 3.1, the Seller shall pay to the Administrator, each Purchaser Agent and/or any Purchaser on demand all reasonable out-of-pocket costs and expenses in connection with (i) the preparation, execution, delivery and administration (including amendments or waivers of any provision) of this Agreement or the other Transaction Documents, (ii) the sale of the Purchased Interest (or any portion thereof), (iii) the perfection (and continuation) of the Administrator’s rights in the Receivables, Collections and other Pool Assets, (iv) the enforcement by the Administrator, any Purchaser Agent or any member of any Purchaser Group of the obligations of the Seller, the Servicer or the Originators under the Transaction Documents or of any Obligor under a Receivable and (v) the maintenance by the Administrator of the Lock-Box Accounts (and any related lock-box or post office box), including Attorney’s Costs for the Administrator and the Purchaser Agents relating to any of the foregoing or to advising the Administrator or any member of any Purchaser Group (including, any related Liquidity Provider or any other related Program Support Provider) about its rights and remedies under any Transaction Document or any other document, agreement or instrument related thereto and all reasonable out-of-pocket costs and expenses (including Attorney’s Costs) of the Administrator and any Purchaser Agent in connection with the enforcement or administration of

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 38 the Transaction Documents or any other document, agreement or instrument related thereto. The Seller shall reimburse the Administrator and each Purchaser Agent for the reasonable cost of such Person’s auditors (which may be employees of such Person) auditing the books, records and procedures of the Seller or the Servicer. The Seller shall reimburse each Conduit Purchaser for any amounts such Conduit Purchaser must pay to any related Liquidity Provider or other related Program Support Provider pursuant to any Funding Agreement on account of any Tax. The Seller shall reimburse each Conduit Purchaser on demand for all reasonable out-of-pocket costs and expenses incurred by such Conduit Purchaser in connection with the Transaction Documents or the transactions contemplated thereby. (b) In addition, the Seller shall pay on demand any and all stamp and other taxes and fees payable in connection with the execution, delivery, filing and recording of this Agreement or the other documents or agreements to be delivered hereunder, and agrees to save each Indemnified Party and Affected Person harmless from and against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. Section 6.5 No Proceedings; Limitation on Payments. (a) Each of the Seller, Cooper Tire, the Servicer, the Administrator, the Purchaser Agents, the Purchasers, each assignee of the Purchased Interest or any interest therein, and each Person that enters into a commitment to purchase the Purchased Interest or interests therein, hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, any Conduit Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the latest maturing Note issued by such Conduit Purchaser is paid in full. The provisions of this paragraph shall survive any termination of this Agreement. (b) Notwithstanding any provisions contained in this Agreement to the contrary, no Conduit Purchaser shall or shall be obligated to, pay any amount, if any, payable by it pursuant to this Agreement or any other Transaction Document unless (i) such Conduit Purchaser has received funds which may be used to make such payment and which funds are not required to repay the Notes when due and (ii) after giving effect to such payment, either (x) such Conduit Purchaser could issue Notes to refinance all outstanding Notes (assuming such outstanding Notes matured at such time) in accordance with the program documents governing such Conduit Purchaser’s securitization program or (y) all Notes are paid in full. Any amount which such Conduit Purchaser does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in §101 of the Bankruptcy Code) against or company obligation of such Conduit Purchaser for any such insufficiency unless and until such Conduit Purchaser satisfies the provisions of clauses (i) and (ii) above. The provisions of this paragraph shall survive any termination of this Agreement. Section 6.6 GOVERNING LAW AND JURISDICTION. (a) THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) EXCEPT TO THE EXTENT THAT

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 39 THE VALIDITY OR PERFECTION OF A SECURITY INTEREST OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON- EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW. Section 6.7 Confidentiality. Unless otherwise required by applicable law, each of the Seller and the Servicer agrees to maintain the confidentiality of this Agreement and the other Transaction Documents (and all drafts thereof) in communications with third parties and otherwise; provided that this Agreement may be disclosed (a) to third parties to the extent such disclosure is made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to the Administrator and each Purchaser Agent, (b) to the Seller’s and Servicer’s legal counsel and auditors if they agree to hold it confidential and (c) as may be necessary or desirable for financial reports, reports required by state and federal securities laws and by any other law or in connection with any legal or regulatory proceeding. The Purchaser Agents and the Purchasers agree to maintain the confidentiality of non-public financial and other business and proprietary information regarding the Seller, the Servicer and the Originators; provided that such information may be disclosed (i) to third parties to the extent such disclosure is made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to the Servicer, (ii) to legal counsel and auditors of the Purchasers, the Purchaser Agents or the Administrator if they agree to hold it confidential, (iii) to any nationally recognized statistical rating organization or if applicable to the rating agencies rating the Notes of any Conduit Purchaser, (iv) to any Program Support Provider or potential Program Support Provider (if they agree to hold it confidential), (v) to any placement agency placing the Notes, (vi) to any regulatory authorities having jurisdiction over the Administrator, the Purchaser Agents, any Purchaser, any Program Support Provider or any Liquidity Provider, and (vii) with prompt notice to the Servicer in advance if practicable and permitted by law, to others as otherwise required by law or in connection with any legal or regulatory proceeding. Section 6.8 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same agreement.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 40 Section 6.9 Survival of Termination. The provisions of Sections 1.7, 1.8, 1.9, 1.10, 3.1, 3.2, 6.4, 6.5, 6.6, 6.7, 6.10 and 6.15 shall survive any termination of this Agreement. Section 6.10 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO WAIVES THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING THAT SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. Section 6.11 Sharing of Recoveries. Each Purchaser agrees that if it receives any recovery, through set-off, judicial action or otherwise, on any amount payable or recoverable hereunder in a greater proportion than should have been received hereunder or otherwise inconsistent with the provisions hereof, then the recipient of such recovery shall purchase for cash an interest in amounts owing to the other Purchasers (as return of Capital or otherwise), without representation or warranty except for the representation and warranty that such interest is being sold by each such other Purchaser free and clear of any Adverse Claim created or granted by such other Purchaser, in the amount necessary to create proportional participation by the Purchaser in such recovery. If all or any portion of such amount is thereafter recovered from the recipient, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. Section 6.12 Right of Setoff. Each Purchaser is hereby authorized (in addition to any other rights it may have), at any time during the continuance of a Termination Event, to setoff, appropriate and apply (without presentment, demand, protest or other notice which are hereby expressly waived) any deposits and any other indebtedness held or owing by such Purchaser (including by any branches or agencies of such Purchaser) to, or for the account of, the Seller against amounts owing by the Seller hereunder (even if contingent or unmatured); provided that such Purchaser shall notify the Seller promptly following such setoff. Section 6.13 Entire Agreement. This Agreement and the other Transaction Documents embody the entire agreement and understanding between the parties hereto and supersede all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 41 Section 6.14 Headings. The captions and headings of this Agreement and any Exhibit, Schedule or Annex hereto are for convenience of reference only and shall not affect the interpretation hereof or thereof. Section 6.15 Purchaser Groups’ Liabilities. The obligations of each Purchaser Agent and each Purchaser under the Transaction Documents are solely the corporate obligations of such Person. Except with respect to any claim arising out of the willful misconduct or gross negligence of the Administrator, any Purchaser Agent or any Purchaser, no claim may be made by the Seller or the Servicer or any other Person against the Administrator, any Purchaser Agent or any Purchaser or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any other Transaction Document, or any act, omission or event occurring in connection therewith; and each of Seller and Servicer hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. Section 6.16 USA Patriot Act. Each of the Administrator and each of the Purchasers hereby notifies the Seller and the Servicer that pursuant to the requirements of the USA PATRIOT Act, Title III of Pub. L. 107-56 (signed into law October 26, 2001) (the “PATRIOT Act”), the Administrator and the Purchasers may be required to obtain, verify and record information that identifies the Seller, the Servicer and Cooper Tire, which information includes the name, address, tax identification number and other information regarding the Seller, the Servicer and Cooper Tire that will allow the Administrator and the Purchasers to identify the Seller, the Servicer and Cooper Tire in accordance with the PATRIOT Act. This notice is given in accordance with the requirements of the PATRIOT Act. Each of the Seller and the Servicer agrees to provide the Administrator and the Purchasers, from time to time, with all documentation and other information required by bank regulatory authorities under “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act. Section 6.17 Qualified Financial Contracts. (a) As used in this Section 6.17, the following terms have the following meanings: (i) “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party; (ii) “Covered Entity” means any of the following: (A) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (B) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (C) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (iii) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and (iv) “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). (b) To the extent that the Transaction Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support,” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx 42 Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Transaction Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event that a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Transaction Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Transaction Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Purchaser that defaults in its funding obligations under this Agreement shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxS-1 IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written. COOPER RECEIVABLES LLC, as Seller By: Name: Title: Address: Cooper Receivables LLC c/o Cooper Tire & Rubber Company 701 Lima Avenue Findlay, Ohio 45840 Attention: Vice President and Treasurer Fax: (419) 424-7320 Email: Cooper_Legal@coopertire.com With a copy to: Cooper Receivables LLC c/o Cooper Tire & Rubber Company 701 Lima Avenue Findlay, Ohio 45840 Attention: Vice President and Treasurer Fax: (419) 429-6785 Email: Treasury@coopertire.com

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxS-2 COOPER TIRE & RUBBER COMPANY, as Servicer By: Name: Title: Address: Cooper Tire & Rubber Company 701 Lima Avenue Findlay, Ohio 45840 Attention: Vice President and Treasurer Fax: (419) 424-7320 Email: Cooper_Legal@coopertire.com With a copy to: Cooper Tire & Rubber Company 701 Lima Avenue Findlay, Ohio 45840 Attention: Vice President and Treasurer Fax: (419) 429-6785 Email: Treasury@coopertire.com

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxS-3 WELLS FARGO BANK, NATIONAL ASSOCIATION, as LC Bank and as Administrator By: Name: Title: Address: Wells Fargo Bank National Association 1100 Abernathy Road NE Suite 1600 Atlanta, GA 30328 Attn: William P. Rutkowski Office: +1 (770) 508-2180 Cell: +1 (404) 825-0394 Fax: n/a Email: william.rutkowski@wellsfargo.com; WFCFReceivablesSecuritizationAtlanta@wellsfargo.com

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxS-4 THE PURCHASER GROUPS: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent, LC Participant and Related Committed Purchaser By: Name: Title: Address: Wells Fargo Bank National Association 1100 Abernathy Road NE Suite 1600 Atlanta, GA 30328 Attn: William P. Rutkowski Office: +1 (770) 508-2180 Cell: +1 (404) 825-0394 Fax: n/a Email: william.rutkowski@wellsfargo.com; WFCFReceivablesSecuritizationAtlanta@wellsfargo.com

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxI-1 EXHIBIT I DEFINITIONS As used in this Agreement (including its Exhibits, Schedules and Annexes), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined). Unless otherwise indicated, all Section, Annex, Exhibit and Schedule references in this Exhibit are to Sections of and Annexes, Exhibits and Schedules to this Agreement. “Adjusted Canadian Dollar Receivables Balance” means as of any date of determination, the U.S. Dollar Equivalent of the aggregate Outstanding Balance of Receivables payable in Canadian Dollars. “Adjusted LC Participation Amount” means, at any time, the greater of (i) the LC Participation Amount less the amount of cash collateral held in the LC Collateral Account at such time and (ii) zero dollars ($0). “Adjusted Net Receivables Pool Balance” means the Net Receivables Pool Balance minus (i) the Specifically Reserved Dilution Amount and (ii) the Canadian Currency Volatility Reserve. “Administrator” has the meaning set forth in the preamble to this Agreement. “Adverse Claim” means a lien, security interest or other charge or encumbrance, or any other type of preferential arrangement; it being understood that any thereof in favor of the Administrator (for the benefit of the Purchasers) shall not constitute an Adverse Claim. “Affected Person” has the meaning set forth in Section 1.7 of this Agreement. “Affiliate” means, as to any Person: (a) any Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person, or (b) who is a director or officer: (i) of such Person or (ii) of any Person described in clause (a), except that, in the case of each Conduit Purchaser, Affiliate shall mean the holder of its capital stock or membership interest, as the case may be. For purposes of this definition, control of a Person shall mean the power, direct or indirect: (x) to vote 25% or more of the securities having ordinary voting power for the election of directors of such Person, or (y) to direct or cause the direction of the management and policies of such Person, in either case whether by ownership of securities, contract, proxy or otherwise. “Aggregate Capital” means, at any time, the aggregate outstanding Capital of all Purchasers at such time. “Aggregate Discount” at any time, means the sum of the aggregate for each Purchaser of the accrued and unpaid Discount with respect to each such Purchaser’s Capital at such time. “Agreement” has the meaning set forth in the preamble hereto. “Alternate Rate” for any Yield Period for any Portion of Capital funded by any Purchaser other than through the issuance of Notes, means an interest rate per annum equal to either: (a) with respect to any day during such Yield Period, LMIR for such day, (b) if LMIR is unavailable pursuant to Section 1.11.1, the Base Rate for such Yield Period, or (c) if Benchmark Replacement Event occurs, the

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxI-2 Benchmark Replacement Rate specified in the amendment to this Agreement entered into pursuant to Section 1.11.2; provided that (i) in no event shall the Alternate Rate be less than 0% per annum, and (ii) the “Alternate Rate” for any day while a Termination Event exists shall be an interest rate equal to the greater of (A) 2.0% per annum above the Base Rate in effect on such day and (B) the “Alternate Rate” as calculated in clause (a), (b) or (c), as applicable, above. “Anti-Terrorism Laws” means any Applicable Law relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering or bribery, and any regulation, order, or directive promulgated, issued or enforced pursuant to such Applicable Laws, all as amended, supplemented or replaced from time to time. “Applicable Law” means, with respect to any Person, (x) all provisions of law, statute, treaty, constitution, ordinance, rule, regulation, requirement, restriction, permit, executive order, certificate, decision, directive or order of any Governmental Authority applicable to such Person or any of its property and (y) all judgments, injunctions, orders, writs, decrees and awards of all courts and arbitrators in proceedings or actions in which such Person is a party or by which any of its property is bound. “Assumption Agreement” means an agreement substantially in the form set forth in Annex C to this Agreement. “Attorney Costs” means and includes all reasonable and documented fees and disbursements of any law firm or other external counsel. “Bankruptcy Code” means the United States Bankruptcy Reform Act of 1978 (11 U.S.C. § 101, et seq.), as amended from time to time. “Base Rate” means, with respect to any Purchaser, for any day, a fluctuating interest rate per annum as shall be in effect from time to time, which rate shall be at all times equal to the higher of: (a) the rate of interest in effect for such day as publicly announced from time to time by the Administrator or its Affiliate as its “reference rate” or “prime rate”, as applicable. Such “reference rate” or “prime rate” is set by the Administrator or Affiliate based upon various factors, including the Administrator’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate, and is not necessarily the lowest rate charged to any customer, and (b) 0.50% per annum above the latest Federal Funds Rate. “Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by the Administrator and the Seller giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to LIBOR for U.S. dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxI-3 “Benchmark Replacement Adjustment” means, with respect to any replacement of LIBOR with an Unadjusted Benchmark Replacement for each applicable Yield Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrator and the Seller giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement for U.S. dollar- denominated syndicated credit facilities at such time. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Yield Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrator decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrator in a manner substantially consistent with market practice (or, if the Administrator decides that adoption of any portion of such market practice is not administratively feasible or if the Administrator determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrator decides is reasonably necessary in connection with the administration of this Agreement). “Benchmark Replacement Date” means the earlier to occur of the following events with respect to LIBOR: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the Administrator of LIBOR permanently or indefinitely ceases to provide LIBOR; or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein. “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to LIBOR: (1) a public statement or publication of information by or on behalf of the Administrator of LIBOR announcing that such Administrator has ceased or will cease to provide LIBOR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor Administrator that will continue to provide LIBOR; (2) a public statement or publication of information by the regulatory supervisor for the Administrator of LIBOR, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the Administrator for LIBOR, a resolution authority with jurisdiction over the Administrator for LIBOR or a court or an entity with similar insolvency or resolution authority over the Administrator for LIBOR, which states that the Administrator of LIBOR has ceased or will cease to provide LIBOR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor Administrator that will continue to provide LIBOR; or (3) a public statement or publication of information by the regulatory supervisor for the Administrator of LIBOR announcing that LIBOR is no longer representative.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxI-4 “Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrator or the Required Purchaser Agents, as applicable, by notice to the Seller, the Administrator (in the case of such notice by the Required Purchase Agents) and the Purchasers. “Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to LIBOR and solely to the extent that LIBOR has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced LIBOR for all purposes hereunder in accordance with the Section 1.11.2, and (y) ending at the time that a Benchmark Replacement has replaced LIBOR for all purposes hereunder pursuant to Section 1.11.2. “Beneficial Ownership Rule” means 31 C.F.R. § 1010.230. “Benefit Plan” means any employee benefit pension plan as defined in Section 3(2) of ERISA in respect of which the Seller, any Originator, Cooper Tire or any ERISA Affiliate is, or at any time during the immediately preceding six years was, an “employer” as defined in Section 3(5) of ERISA. “Business Day” means any day (other than a Saturday or Sunday) on which: (a) banks are not authorized or required to close in Pittsburgh, Pennsylvania, or New York City, New York, and (b) if this definition of “Business Day” is utilized in connection with the Euro-Rate or LMIR, dealings are carried out in the London interbank market. “CAD Lock-Box Account” means that certain account maintained by a Lock-Box Bank, which is subject to a Lock-Box Agreement for the purpose of receiving Collections in Canadian Dollars. “Canadian Currency Volatility Reserve” means the value at risk percentage calculated by Wells Fargo from time to time, and which shall initially be 8.50%, multiplied by an amount equal to the Adjusted Canadian Dollar Receivables Balance. “Canadian Dollars” means the lawful currency of Canada. “Capital” means, with respect to any Purchaser, without duplication, the aggregate amounts (i) paid to, or on behalf of, the Seller in connection with all Funded Purchases made by such Purchaser pursuant to Section 1.2(b) of this Agreement, (ii) paid by such Purchaser, as an LC Participant, to the LC Bank in respect of a Participation Advance made by such Purchaser to LC Bank pursuant to Section 1.15 and (iii) with respect to the Purchaser that is the LC Bank, paid by the LC Bank with respect to all drawings under a Letter of Credit to the extent such drawings have not been reimbursed by the Seller or funded by Participation Advances, in each case, as reduced from time to time by Collections distributed to such Purchaser (or its Purchaser Agent on its behalf) and applied on account of such Capital pursuant to Section 1.4(d) of this Agreement; provided that if such Capital shall have been reduced by any distribution and thereafter all or a portion of such distribution is rescinded or must otherwise be returned for any reason, such Capital shall be increased by the amount of such rescinded or returned distribution as though it had not been made.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxI-5 “Change in Control” means that Cooper Tire ceases to own, directly or indirectly, (a) 100% of the membership interests of the Seller free and clear of all Adverse Claims or (b) 100% of the voting stock of any other Originator. “Change in Law” means the occurrence, after the First Omnibus Amendment Effective Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (w) the final rule titled Risk-Based Capital Guidelines; Capital Adequacy Guidelines; Capital Maintenance: Regulatory Capital; Impact of Modifications to Generally Accepted Accounting Principles; Consolidation of Asset-Backed Commercial Paper Programs; and Other Related Issues, adopted by the United States bank regulatory agencies on December 15, 2009, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to the agreements reached by the Basel Committee on Banking Supervision in “Basel III: A Global Regulatory Framework for More Resilient Banks and Banking Systems” (as amended, supplemented or otherwise modified or replaced from time to time), shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Collections” means, with respect to any Pool Receivable: (a) all funds that are received by any Originator, Cooper Tire, the Seller or the Servicer in payment of any amounts owed in respect of such Receivable (including purchase price, finance charges, interest and all other charges), or applied to amounts owed in respect of such Receivable (including insurance payments and net proceeds of the sale or other disposition of repossessed goods or other collateral or property of the related Obligor or any other Person directly or indirectly liable for the payment of such Pool Receivable and available to be applied thereon), (b) all Deemed Collections and (c) all other proceeds of such Pool Receivable. “Commitment” means, with respect to any Related Committed Purchaser, LC Participant or LC Bank, as applicable, the maximum aggregate amount which such Purchaser is obligated to pay hereunder on account of all Funded Purchases and all drawings under all Letters of Credit, on a combined basis, as set forth on Schedule V to this Agreement or in the Assumption Agreement or other agreement pursuant to which it became a Purchaser, as such amount may be modified in connection with any subsequent assignment pursuant to Section 6.3(c) or in connection with a change in the Purchase Limit pursuant to Section 1.1(b) or Section 1.1(c). If the context so requires, “Commitment” also refers to a Purchaser’s obligation to make Purchases, make Participation Advances and/or issue Letters of Credit hereunder. “Commitment Percentage” means, for each Related Committed Purchaser or related LC Participant in a Purchaser Group, the Commitment of such Related Committed Purchaser or related LC Participant, as the case may be, divided by the total of all Commitments of all Related Committed Purchasers or related LC Participants, as the case may be, in such Purchaser Group. “Company Note” has the meaning set forth in Section 3.1 of the Sale Agreement.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxI-6 “Concentration Percentage” means, at any time: (a) for any Group A Obligor and its Consolidated Affiliates, considered as if they were one and the same Obligor, 20.0%, (b) for any Group B Obligor and its Consolidated Affiliates, considered as if they were one and the same Obligor, 20.0%, (c) for any Group C Obligor and its Consolidated Affiliates, considered as if they were one and the same Obligor, 13.3% and (d) for any Group D Obligor and its Consolidated Affiliates, considered as if they were one and the same Obligor, 8.0%; provided, however, that the Administrator (with the prior written consent of the Majority Purchaser Agents) may (to the extent the Rating Agency Condition has been satisfied with respect thereto if required by the securitization program of any Conduit Purchaser) approve higher Concentration Percentages for selected Obligors and their Consolidated Affiliates. “Concentration Reserve” means at any time, the product of (a) the sum of (i) the Aggregate Capital plus (ii) the Adjusted LC Participation Amount, multiplied by (b)(i) the Concentration Reserve Percentage divided by (ii) 1, minus the Concentration Reserve Percentage. “Concentration Reserve Percentage” means, at any time, the (a) largest of the following: (i) the sum of the five (5) largest Group D Obligor Receivables balances (up to the Concentration Percentage for each Obligor), (ii) the sum of the three (3) largest Group C Obligor Receivables balances (up to the Concentration Percentage for each Obligor), (iii) the sum of the two (2) largest Group B Obligor Receivables balances (up to the Concentration Percentage for each Obligor), and (iv) the largest Group A Obligor Receivables balance (up to the Concentration Percentage for such Obligor and its Consolidated Affiliates, considered as if they were one and the same Obligor), divided by (b) the sum of the outstanding balances of all Eligible Receivables. “Conduit Purchasers” means each commercial paper conduit that is a party to this Agreement, as a purchaser, or that becomes a party to this Agreement, as a purchaser pursuant to an Assumption Agreement or otherwise. “Consolidated Affiliate” means, with respect to any Obligor, any other Person with which such Obligor’s financial results are consolidated in financial statements prepared in accordance with generally accepted accounting principles or international financial reporting standards, as applicable. “Contract” means, with respect to any Receivable, any and all contracts, instruments, agreements, leases, invoices, notes or other writings pursuant to which such Receivable arises or that evidence such Receivable or under which an Obligor becomes or is obligated to make payment in respect of such Receivable. “Cooper Tire” has the meaning set forth in the preamble to this Agreement. “Cooper Tire’s Credit Agreement” means that certain Credit Agreement, dated as of June 27, 2019, by and among Cooper Tire, the lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, as the same may be amended, replaced, restated or otherwise modified from time to time. “Covered Entity” shall mean (a) each of Seller, Servicer, each Originator and each of Cooper Tire’s Subsidiaries and (b) each Person that, directly or indirectly, is in control of a Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the direct or indirect (x) ownership of, or power to vote, 25% or more of the issued and outstanding equity interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxI-7 such Person, or (y) power to direct or cause the direction of the management and policies of such Person whether by ownership of equity interests, contract or otherwise. “CP Rate” means, for any Conduit Purchaser and for any Yield Period for any Portion of Capital (a) the per annum rate equivalent to the weighted average cost (as determined by the applicable Purchaser Agent and which shall include commissions of placement agents and dealers, incremental carrying costs incurred with respect to Notes of such Person maturing on dates other than those on which corresponding funds are received by such Conduit Purchaser, other borrowings by such Conduit Purchaser (other than under any Program Support Agreement) and any other costs associated with the issuance of Notes) of or related to the issuance of Notes that are allocated, in whole or in part, by the applicable Purchaser Agent to fund or maintain such Portion of Capital (and which may be also allocated in part to the funding of other assets of such Conduit Purchaser); provided, however, that if any component of such rate is a Yield Rate, in calculating the “CP Rate” for such Portion of Capital for such Yield Period, the applicable Purchaser Agent shall for such component use the rate resulting from converting such Yield Rate to an interest bearing equivalent rate per annum; provided, further, that notwithstanding anything in this Agreement or the other Transaction Documents to the contrary, the Seller agrees that any amounts payable to the Purchasers in respect of Discount for any Yield Period with respect to any Portion of Capital funded by such Purchaser at the CP Rate shall include an amount equal to the portion of the face amount of the outstanding Notes issued to fund or maintain such Portion of Capital that corresponds to the portion of the proceeds of such Notes that was used to pay the interest component of maturing Notes issued to fund or maintain such Portion of Capital, to the extent that such Purchaser had not received payments of interest in respect of such interest component prior to the maturity date of such maturing Notes (for purposes of the foregoing, the “interest component” of Notes equals the excess of the face amount thereof over the net proceeds received by such Purchaser from the issuance of Notes, except that if such Notes are issued on an interest-bearing basis its “interest component” will equal the amount of interest accruing on such Notes through maturity) or (b) any other rate designated as the “CP Rate” for such Conduit Purchaser in an Assumption Agreement or Transfer Supplement pursuant to which such Person becomes a party as a Conduit Purchaser to this Agreement, or any other writing or agreement provided by such Conduit Purchaser to the Seller, the Servicer and the applicable Purchaser Agent from time to time. The “CP Rate” for any day while a Termination Event exists shall be an interest rate equal to the greater of (a) 2.0% per annum above the Base Rate as in effect on such day and (b) the Alternate Rate as calculated in the definition thereof. “Credit and Collection Policy” means, as the context may require, those receivables credit and collection policies and practices of each Originator and of Cooper Tire in effect on the First Omnibus Amendment Effective Date a copy of which was delivered to the Administrator on or prior to the First Omnibus Amendment Effective Date as an attachment to the Servicer’s officer certificate, as modified in compliance with this Agreement. “Cut-off Date” has the meaning set forth in Section 1.1(a) the Sale Agreement. “Days’ Sales Outstanding” means, for any calendar month, an amount computed as of the last day of such calendar month equal to: (a) the average of the Outstanding Balance of all Pool Receivables as of the last day of each of the three most recent calendar months ended on the last day of such calendar month divided by (b)(i) the aggregate initial Outstanding Balance of all Pool Receivables generated by the Originators during the three calendar months ended on the last day of such calendar month divided by (ii) 90.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxI-8 “Debt” means: (a) indebtedness for borrowed money, (b) obligations evidenced by bonds, debentures, notes or other similar instruments, (c) obligations to pay the deferred purchase price of property or services, (d) obligations as lessee under leases that shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, and (e) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (d). “Declining Conduit Purchaser” has the meaning set forth in Section 1.4(b)(ii) of this Agreement. “Declining Notice” has the meaning set forth in Section 1.4(b)(ii) of this Agreement. “Deemed Collections” has the meaning set forth in Section 1.4(e)(ii) of this Agreement. “Default Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100 of 1%) computed as of the last day of each calendar month by dividing: (i) the aggregate Outstanding Balance of all Pool Receivables that became Defaulted Receivables during such month (other than Receivables that became Defaulted Receivables as a result of an Event of Bankruptcy with respect to the Obligor thereof during such month) by (ii) the sum of (a) 75% of the initial Outstanding Balance of all Pool Receivables generated by all the Originators during the calendar month that is seven months before such month and (b) 25% of the aggregate initial Outstanding Balance of all Pool Receivables generated by all the Originators during the calendar month that is nine months before such month. “Defaulted Receivable” means a Receivable: (a) as to which any payment, or part thereof, remains unpaid for more than 60 days from the original due date for such payment, or (b) without duplication (i) as to which an Event of Bankruptcy shall have occurred with respect to the Obligor thereof or any other Person obligated thereon or owning any Related Security with respect thereto, or (ii) that has been written off the Seller’s books as uncollectible. “Delinquency Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100 of 1%, with 5/1000th of 1% rounded upward) computed as of the last day of each calendar month by dividing: (a) the aggregate Outstanding Balance of all Pool Receivables that were Delinquent Receivables on such day by (b) the aggregate Outstanding Balance of all Pool Receivables on such day. “Delinquent Receivable” means a Receivable as to which any payment, or part thereof, remains unpaid for more than 60 days from the original due date for such payment. “Designated Obligor(s)” has the meaning set forth in the Fee Letters. “Determination Date” means, with respect to any calendar month, the last Business Day of such calendar month. “Dilution Horizon” means, for any calendar month, the ratio (expressed as a percentage and rounded to the nearest 1/100th of 1%) computed as of the last day of such calendar month of: (a) the aggregate initial Outstanding Balance of all Pool Receivables generated by all the Originators during the

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxI-9 two most recent calendar months, to (b) the Net Receivables Pool Balance at the last day of such calendar month. “Dilution Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100th of 1%, with 5/1000th of 1% rounded upward), computed as of the last day of each calendar month by dividing: (a) the aggregate amount of payments made or owed by the Seller pursuant to Section 1.4(e)(i) of this Agreement (other than amounts related to the Specifically Reserved Dilution Amount) during such calendar month by (b) the aggregate initial Outstanding Balance of all Pool Receivables generated by all the Originators during the calendar month that is two months prior to such calendar month. “Dilution Reserve” means, on any day, an amount equal to: (a) the sum of the Aggregate Capital plus the Adjusted LC Participation Amount at the close of business of the Servicer on such day multiplied by (b) (i) the Dilution Reserve Percentage on such day, divided by (ii) 100% minus the Dilution Reserve Percentage on such day. “Dilution Reserve Percentage” means, on any date, the product of (a) the Dilution Horizon multiplied by (b) the sum of (i) 2.5 times the average of the Dilution Ratios for the twelve most recent calendar months and (ii) the Dilution Spike Factor. “Dilution Spike Factor” means, for any calendar month, the product of (a) the positive difference, if any, between: (i) the highest Dilution Ratio for any calendar month during the twelve most recent calendar months and (ii) the arithmetic average of the Dilution Ratios for such twelve months and (b) (i) the highest Dilution Ratio for any calendar month during the twelve most recent calendar months, divided by (ii) the arithmetic average of the Dilution Ratios for such twelve months. “Discount” means with respect to any Purchaser: (a) for any Portion of Capital for any Yield Period with respect to any Purchaser to the extent such Portion of Capital will be funded by such Purchaser during such Yield Period through the issuance of Notes: CPR x C x ED/360 + YPF (b) for any Portion of Capital for any Yield Period with respect to any Purchaser to the extent such Portion of Capital will not be funded by such Purchaser during such Yield Period through the issuance of Notes: AR x C x ED/Year + YPF where: AR = the Alternate Rate for such Portion of Capital for such Yield Period with respect to such Purchaser, C = the Capital with respect to such Portion of Capital during such Yield Period with respect to such Purchaser,

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxI-10 CPR = the CP Rate for the Portion of Capital for such Yield Period with respect to such Purchaser, ED = the actual number of days during such Yield Period, Year = if such Portion of Capital is funded based upon: (i) the Euro-Rate or LMIR, 360 days, and (ii) the Base Rate, 365 or 366 days, as applicable, and YPF = the Yield Protection Fee, if any, for the Portion of Capital for such Yield Period with respect to such Purchaser; provided that no provision of this Agreement shall require the payment or permit the collection of Discount in excess of the maximum permitted by applicable law; and provided further, that Discount for any Portion of Capital shall not be considered paid by any distribution to the extent that at any time all or a portion of such distribution is rescinded or must otherwise be returned for any reason. “Drawing Date” has the meaning set forth in Section 1.15(a) of this Agreement. “Early Opt-in Election” means the occurrence of: (a) (i) a determination by the Administrator or (ii) a notification by the Required Purchaser Agents to the Administrator (with a copy to the Seller) that the Required Purchaser Agents have determined that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 1.11.2, are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace LIBOR, and (b) (i) the election by the Administrator or (ii) the election by the Required Purchaser Agents to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrator of written notice of such election to the Seller and the Purchaser Agents or by the Required Purchaser Agents of written notice of such election to the Administrator. “Eligible Assignee” means any bank or financial institution acceptable to the LC Bank and the Administrator. “Eligible Foreign Obligor” means an Obligor which is a resident of any country (other than the United States of America) that has a short-term foreign currency rating (or, if such country does not have such a short-term foreign currency rating, a long-term foreign currency rating) of at least “A-1” (or “A”) by Standard & Poor’s and “P-1” (or “A2”) by Moody’s. “Eligible Receivable” means, at any time a Pool Receivable: (a) the Obligor of which is (i) a United States resident, a Canadian resident or an Eligible Foreign Obligor; provided that with respect to any Receivable the Obligor of which is a Canadian resident or an Eligible Foreign Obligor, the Seller shall have taken all actions, at its own expense, and shall have delivered (or caused to be delivered) to the Administrator all further instruments, opinions and documents, that may be necessary or desirable in the sole determination of the Administrator, as the Administrator may reasonably request, to perfect, protect or more fully evidence such Receivable and the security interest granted therein and in the Related Security and Collections with respect thereto, or to enable the Administrator, any Purchaser Agent or any

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxI-11 Purchaser to exercise and enforce their respective rights and remedies under this Agreement, (ii) not subject to any action of the type described in paragraph (f) of Exhibit V to this Agreement and (iii) is neither an Affiliate of Cooper Tire or any Affiliate of Cooper Tire nor a Sanctioned Person, (b) that is denominated and payable either (i) in U.S. dollars and the Obligor with respect to which has been instructed to remit Collections in respect thereof to a Lock-Box Account in the United States of America or (ii) in Canadian Dollars and the Obligor with respect to which has been instructed to remit Collections in respect thereof to the CAD Lock-Box Account, as the case may be, (c) that does not have a stated maturity which is more than 200 days after the original invoice date of such Receivable, (d) that arises under a duly authorized Contract for the sale and delivery of goods and services in the ordinary course of an Originator’s business, (e) that arises under a duly authorized Contract that is in full force and effect and that is a legal, valid and binding obligation of the related Obligor, enforceable against such Obligor in accordance with its terms, (f) that conforms in all material respects with all applicable laws, rulings and regulations in effect, (g) that is not the subject of any asserted dispute, offset, hold back, defense, Adverse Claim or other claim; provided that with respect to any Receivables which is subject to any such claim, the amount of such Receivable which shall be treated as an Eligible Receivable shall equal the excess, if any, of the amount of such Receivable over the amount of such claim asserted by or available to the account party or other Obligor, (h) that satisfies all applicable requirements of the applicable Credit and Collection Policy, (i) that has not been modified, waived or restructured since its creation, except as permitted pursuant to Section 4.2 of this Agreement, (j) in which the Seller owns good and marketable title, free and clear of any Adverse Claims, and that is freely assignable by the Seller (including without any consent of the related Obligor), (k) for which the Administrator (for the benefit of each Purchaser) shall have a valid and enforceable undivided percentage ownership or security interest, to the extent of the Purchased Interest, and a valid and enforceable first priority perfected security interest therein and in the Related Security and Collections with respect thereto, in each case free and clear of any Adverse Claim, (l) that constitutes an account as defined in the UCC, and that is not evidenced by instruments or chattel paper,

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxI-12 (m) that is not a Defaulted Receivable or a Delinquent Receivable, (n) for which none of the Originator thereof, the Seller nor the Servicer has established any offset arrangements with the related Obligor, (o) for which Defaulted Receivables of the related Obligor do not exceed 35% of the Outstanding Balance of all such Obligor’s Receivables, and (p) that represents amounts earned and payable by the Obligor that are not subject to the performance of additional services by the Originator thereof. For the avoidance of doubt, even if a Pool Receivable fails to meet more than one of the above criteria, it will only be deducted from “Eligible Receivables” once. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections. “ERISA Affiliate” means: (a) any corporation that is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Internal Revenue Code) as the Seller, any Originator or Cooper Tire, (b) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Internal Revenue Code) with the Seller, any Originator or Cooper Tire, or (c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Internal Revenue Code) as the Seller, any Originator, any corporation described in clause (a) or any trade or business described in clause (b). “Euro-Rate” means with respect to any Yield Period, the greater of (a) 0.00% and (b) the interest rate per annum determined by the Administrator by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1% per annum) (i) the rate of interest determined by the Administrator in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the rate per annum for deposits in U.S. dollars as reported by Bloomberg Finance L.P. and shown on US0001M Screen as the composite offered rate for London interbank deposits for such period (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by such Purchaser Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at or about 11:00 a.m. (London time) on the Business Day which is two (2) Business Days prior to the first day of such Yield Period for an amount comparable to the Portion of Capital to be funded at the Yield Rate and based upon the Euro-Rate during such Yield Period by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. The Euro-Rate may also be expressed by the following formula: Composite of London interbank offered rates shown on Bloomberg Finance L.P. Screen US0001M or appropriate successor Euro-Rate = ______________________________________________ 1.00 - Euro-Rate Reserve Percentage

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxI-13 where “Euro-Rate Reserve Percentage” means, the maximum effective percentage in effect on such day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including without limitation, supplemental, marginal, and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as “Eurocurrency Liabilities”). The Euro-Rate shall be adjusted with respect to any Portion of Capital funded at the Yield Rate and based upon the Euro-Rate that is outstanding on the effective date of any change in the Euro-Rate Reserve Percentage as of such effective date. The Administrator shall give prompt notice to the Seller of the Euro- Rate as determined or adjusted in accordance herewith (which determination shall be conclusive absent manifest error). “Event of Bankruptcy” means an Insolvency Proceeding. “Excess Concentration” means the sum of the amounts by which the Outstanding Balance of Eligible Receivables of each Obligor then in the Receivables Pool exceeds, without duplication, an amount equal to the sum of: (i) an amount equal to (a) the applicable Concentration Percentage for such Obligor multiplied by (b) the Outstanding Balance of all Eligible Receivables then in the Receivables Pool, plus (ii) the amount by which the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool that are denominated in Canadian Dollars exceeds 10.0% of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool, plus (iii) the amount by which the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool the Obligor of which is an Eligible Foreign Obligor exceeds 5.0% of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool, plus (iv) the amount by which the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool that have a stated maturity which is more than 120 days but less than 201 days after the original invoice date of such Receivable exceeds 25.0% of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool, plus (v) the amount by which the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool the Obligor of which is a governmental entity exceeds 2.0% of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool. “Existing Agreement” has the meaning set forth in the preamble hereto. “Exiting Notice” has the meaning set forth in Section 1.4(b)(ii) of this Agreement. “Exiting Purchaser” has the meaning set forth in Section 1.4(b)(ii) of this Agreement. “Facility Termination Date” means the earliest to occur of: (a) with respect to each Purchaser, December 19, 2022, subject to any extension pursuant to Section 1.22 of this Agreement (it being understood that if any such Purchaser does not extend its Commitment hereunder then the Purchase Limit shall be reduced ratably with respect to the Purchasers in each Purchaser Group by an amount equal to the Commitment of such Exiting Purchaser and the Commitment Percentages and Group Commitments of

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxI-14 the Purchasers within each Purchaser Group shall be appropriately adjusted), (b) the date determined pursuant to Section 2.2 of this Agreement, (c) the date the Purchase Limit reduces to zero pursuant to Section 1.1(c) of this Agreement, (d) [Reserved], (e) with respect to each Purchaser Group, the date that the commitment, of all of the Related Committed Purchasers of such Purchaser Group terminate pursuant to Section 1.22 and (f) the date which is 30 days after the date on which the Administrator and each Purchaser Agent has received written notice from the Seller of its election to terminate the Purchase Facility. “Federal Funds Rate” means, for any day, the per annum rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, “H.15(519)”) for such day opposite the caption “Federal Funds (Effective).” If on any relevant day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the “Composite 3:30 p.m. Quotations”) for such day under the caption “Federal Funds Effective Rate.” If on any relevant day the appropriate rate is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such day will be the arithmetic mean as determined by the Administrator of the rates for the last transaction in overnight Federal funds arranged before 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Administrator. “Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System, or any entity succeeding to any of its principal functions. “Fees” means the fees payable by the Seller to each member of each Purchaser Group pursuant to the applicable Purchaser Group Fee Letter. “Final Payout Date” means the latest of (i) the Facility Termination Date, (ii) the date on which no Capital of or Discount in respect of the Purchased Interest shall be outstanding, (iii) the LC Participation Amount has been reduced to zero ($0) and no Letters of Credit issued hereunder remain outstanding and undrawn (unless backstopped in a manner agreed to in writing by the LC Bank and the Majority Purchaser Agents in their sole and absolute discretion), (iv) the date all other amounts owing to the Purchaser Agents, the Purchasers, the Administrator and the other Indemnified Parties and Affected Person under this Agreement and each of the other Transaction Documents have been paid in full (other than indemnification or other contingent obligations not yet due and owing) and (v) all accrued Servicing Fees have been paid in full. “First Omnibus Amendment Effective Date” means December 17, 2020. “Funded Purchase” shall mean a Purchase that is made pursuant to Section 1.2(b). “GAAP” means the generally accepted accounting principles and practices in the United States, consistently applied.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxI-15 “Governmental Authority” means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity (including any supranational body, including the European Union and the European Central Bank) exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “Group A Obligor” means any Obligor (or its Parent if such Obligor is not rated or if its Parent is rated higher than such Obligor) with a short-term rating of at least: (a) “A-1” by Standard & Poor’s, or if such Obligor does not have a short-term rating from Standard & Poor’s, a rating of “A+” or better by Standard & Poor’s on such Obligor’s or its Parent’s, (as applicable) long-term senior unsecured and uncredit-enhanced debt securities, and (b) “P-1” by Moody’s, or if such Obligor does not have a short- term rating from Moody’s, “A1” or better by Moody’s on such Obligor’s or its Parent’s (as applicable) long-term senior unsecured and uncredit-enhanced debt securities; provided, however, if such Obligor is rated by only one of such rating agencies, then such Obligor will be a “Group A Obligor” if it satisfies either clause (a) or clause (b) above. “Group B Obligor” means an Obligor (or its Parent if such Obligor is not rated or if its Parent is rated higher than such Obligor), that is not a Group A Obligor, with a short-term rating of at least: (a) “A- 2” by Standard & Poor’s, or if such Obligor does not have a short-term rating from Standard & Poor’s, a rating of “BBB+” to “A” by Standard & Poor’s on such Obligor’s or its Parent’s (as applicable) long-term senior unsecured and uncredit-enhanced debt securities, and (b) “P-2” by Moody’s, or if such Obligor does not have a short-term rating from Moody’s, “Baa1” to “A2” by Moody’s on such Obligor’s or its Parent’s (as applicable) long-term senior unsecured and uncredit-enhanced debt securities; provided, however, that if such Obligor is rated by only one of such rating agencies, then such Obligor will be a “Group B Obligor” if it satisfies either clause (a) or clause (b) above. “Group C Obligor” means an Obligor (or its Parent if such Obligor is not rated or if its Parent is rated higher than such Obligor), that is not a Group A Obligor or Group B Obligor, with a short-term rating of at least: (a) “A-3” by Standard & Poor’s, or if such Obligor does not have a short-term rating from Standard & Poor’s, a rating of “BBB-” to “BBB” by Standard & Poor’s on such Obligor’s or its Parent’s (as applicable) long-term senior unsecured and uncredit-enhanced debt securities, and (b) “P-3” by Moody’s, or if such Obligor does not have a short-term rating from Moody’s, “Baa3” to “Baa2” by Moody’s on such Obligor’s or its Parent’s (as applicable) long-term senior unsecured and uncredit- enhanced debt securities; provided, however, if such Obligor is rated by only one of such rating agencies, then such Obligor will be a “Group C Obligor” if it satisfies either clause (a) or clause (b) above. “Group Capital” means with respect to any Purchaser Group, an amount equal to the aggregate of all Capital of the Purchasers within such Purchaser Group. “Group Commitment” means with respect to any Purchaser Group the aggregate of the Commitments of each Purchaser within such Purchaser Group, which amount is set forth on Schedule V to this Agreement. “Group D Obligor” means any Obligor that is not a Group A Obligor, Group B Obligor or Group C Obligor. “Indemnified Amounts” has the meaning set forth in Section 3.1 of this Agreement.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxI-16 “Indemnified Party” has the meaning set forth in Section 3.1 of this Agreement. “Independent Director” has the meaning set forth in paragraph 3(c) of Exhibit IV to this Agreement. “Information Package” means a Monthly Report or a Weekly Report, as the case may be. “Insolvency Proceeding” means: (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors, in each case undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code. “Intercreditor Agreement” means any intercreditor agreement entered into by Wells Fargo in its capacity as Administrator under this Agreement. “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of the Internal Revenue Code also refer to any successor sections. “LC Bank” has the meaning set forth in the preamble to this Agreement. “LC Collateral Account” means the account designated as the LC Collateral Account established and maintained by the Administrator (for the benefit of the LC Bank and the LC Participants), or such other account as may be so designated as such by the Administrator. “LC Fee Expectation” has the meaning set forth in Section 1.16(c) of this Agreement. “LC Participant” has the meaning set forth in the preamble to this Agreement. “LC Participation Amount” means, at any time, the then aggregate undrawn face amount of all outstanding Letters of Credit. “LCR Security” means any commercial paper or security (other than equity securities issued to Cooper Tire or any Originator that is a consolidated subsidiary of Cooper Tire under GAAP) within the meaning of Paragraph __.32(e)(viii) of the final rules titled Liquidity Coverage Ratio: Liquidity Risk Measurement Standards, 79 Fed. Reg. 197, 61440 et seq. (October 10, 2014). “Letter of Credit” means any stand-by letter of credit issued by the LC Bank for the account of the Seller (or for the account of an Originator or any of its Subsidiaries, as applicable) pursuant to this Agreement. “Letter of Credit Application” has the meaning set forth in Section 1.13(a) of this Agreement. “LIBOR” means LMIR or the Euro-Rate, as applicable.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxI-17 “Liquidity Agent” means each of the banks acting as agent for the various Liquidity Providers under each Liquidity Agreement. “Liquidity Agreement” means any agreement entered into in connection with this Agreement pursuant to which a Liquidity Provider agrees to make purchases or advances to, or purchase assets from, any Conduit Purchaser in order to provide liquidity for such Conduit Purchaser’s Purchases. “Liquidity Provider” means each bank or other financial institution that provides liquidity support to any Conduit Purchaser pursuant to the terms of a Liquidity Agreement. “LMIR” means for any day during any Yield Period, the greater of (a) 0.00% and (b) the one- month eurodollar rate for U.S. dollar deposits as reported on the Reuters Screen LIBOR01 Page or any other page that may replace such page from time to time for the purpose of displaying offered rates of leading banks for London interbank deposits in United States dollars, as of 11:00 a.m. (London time) on such day, or if such day is not a Business Day, then the immediately preceding Business Day (or if not so reported, then as determined by the Administrator from another recognized source for interbank quotation), in each case, changing when and as such rate changes. “Lock-Box Account” means each account listed on Schedule II to this Agreement and maintained at a bank or other financial institution acting as a Lock-Box Bank pursuant to a Lock-Box Agreement for the purpose of receiving Collections. “Lock-Box Agreement” means an agreement, among the Seller, the Servicer, a Lock-Box Bank and the Administrator, governing the terms of the related Lock-Box Accounts, in each case acceptable to the Administrator. “Lock-Box Bank” means any of the banks or other financial institutions holding one or more Lock- Box Accounts. “Loss Reserve” means, on any date, an amount equal to (a) the sum of the Aggregate Capital plus the Adjusted LC Participation Amount at the close of business of the Servicer on such date multiplied by (b)(i) the Loss Reserve Percentage on such date divided by (ii) 1 minus the Loss Reserve Percentage on such date. “Loss Reserve Percentage” means, on any date, an amount equal to (a) the product of (i) 2.5 times the highest average of the Default Ratios for any three consecutive calendar months during the twelve most recent calendar months, multiplied by (ii) the sum of (A) the aggregate initial Outstanding Balance of all Pool Receivables generated by all Originators during the four most recent calendar months and (B) on any day that Days’ Sales Outstanding is greater than 30.0, the product of (1) (x) Days’ Sales Outstanding on such date minus 30.0, divided by (y) 30.0, multiplied by (2) the aggregate initial Outstanding Balance of all Pool Receivables generated by all Originators during the fifth most recent calendar month, divided by (b) an amount equal to the Net Receivables Pool Balance as determined without giving effect to clause (i) of the definition of Excess Concentration. “Majority Purchaser Agents” means, at any time, the Purchaser Agents which in their related Purchaser Group have Related Committed Purchasers whose Commitments aggregate more than 50% of the aggregate of the Commitments of all Related Committed Purchasers in all Purchaser Groups; provided, however, that so long as any one Related Committed Purchaser’s Commitment is greater than 50% of the

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxI-18 aggregate Commitments and there is more than one Purchaser Group, then “Majority Purchaser Agents” shall mean a minimum of two Purchaser Agents which in their related Purchaser Group have Related Committed Purchasers whose Commitments aggregate more than 50% of the aggregate Commitment of all Related Committed Purchasers in all Purchaser Groups. “Material Adverse Effect” means, relative to any Person with respect to any event or circumstance, a material adverse effect on: (a) the assets, operations, business or financial condition of an Originator, Cooper Tire, the Seller or the Servicer, (b) the ability of any of an Originator, Cooper Tire, the Seller or Servicer to perform its obligations under this Agreement or any other Transaction Document to which it is a party, (c) the validity or enforceability of any of the Transaction Documents, or the validity, enforceability or collectability of the Pool Receivables, or (d) the status, perfection, enforceability or priority of the Administrator’s, any Purchaser’s or the Seller’s interest in the Pool Assets. “Minimum Dilution Reserve” means at any time, the product of (a) the Aggregate Capital plus the Adjusted LC Participation Amount at the close of business of the Servicer on such date multiplied by (b)(i) the Minimum Dilution Reserve Percentage divided by (ii) 1 minus the Minimum Dilution Reserve Percentage. “Minimum Dilution Reserve Percentage” means, at any time, the product of (a) the 12-month rolling average of the Dilution Ratio at such time multiplied by (b) the Dilution Horizon. “Monthly Report” means each report, in substantially the form of Annex A-1 to this Agreement, furnished by or on behalf of the Servicer to the Administrator and each Purchaser Agent pursuant to this Agreement. “Monthly Settlement Date” means the 25th day of each calendar month (or if such day is not a Business Day, the next occurring Business Day). “Moody’s” means Moody’s Investors Service, Inc. “Net Receivables Pool Balance” means, at any time: (a) the Outstanding Balance of Eligible Receivables then in the Receivables Pool minus (b) the Excess Concentration. “Notes” means short-term promissory notes issued, or to be issued, by any Conduit Purchaser to fund its investments in accounts receivable or other financial assets. “Obligor” means, with respect to any Receivable, the Person obligated to make payments pursuant to the Contract relating to such Receivable. “Omnibus Amendment No. 1” has the meaning set forth in the Preliminary Statements.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxI-19 “Order’ has the meaning set forth in Section 1.21 of this Agreement. “Originator” means each Person from time to time party to the Sale Agreement as an Originator. “Outstanding Balance” of any Receivable at any time means the then outstanding principal balance thereof; provided that any amounts denominated and payable in Canadian Dollars shall be deemed to be the U.S. Dollar Equivalent of such amount at the time of determination thereof. “Parent” means, with respect to any Obligor that is not a natural person, the entity that, directly or indirectly, holds not less than 90% of such Obligor’s equity interests or beneficial interests, as applicable. In no event shall the owners of any Obligor that is a joint venture be deemed to be such Obligor’s “Parents”. “Participant” has the meaning set forth in Section 6.3(b) of this Agreement. “Pep Boys Collections” means, with respect to any Pep Boys Receivables: (a) all funds that are received by any Person in payment of any amounts owed in respect of such Pep Boys Receivables (including purchase price, finance charges, interest and all other charges), or applied to amounts owed in respect of such Pep Boys Receivables (including insurance payments and net proceeds of the sale or other disposition of repossessed goods or other collateral or property of any related Obligor or any other Person directly or indirectly liable for the payment of such Pep Boys Receivables and available to be applied thereon), (b) all proceeds of all related security with respect to such Pep Boys Receivables and (c) all other proceeds of such Pep Boys Receivables. “Pep Boys Receivables” means accounts receivable that arise out of the sale of goods and services by Cooper Tire to The Pep Boys – Manny, Moe and Jack (Company) and all proceeds and other rights with respect to such accounts receivable, including any rights under any acknowledgment or confirmation by the related obligor with respect to such accounts receivable. “Performance Guaranty” means the Performance Guaranty, dated as of August 30, 2006, by Cooper Tire, as performance guarantor, in favor of the Administrator for the benefit of the Purchasers and Purchaser Agents, as the same may be amended, restated, supplemented or otherwise modified from time to time. “Performance Reserve” means at any time after a Performance Reserve Trigger Event has occurred and is continuing, an amount equal to 10% of the Adjusted Net Receivables Pool Balance. “Performance Reserve Trigger Event” means (i) the Delinquency Ratio for any calendar month shall exceed 7.00%; (ii) the Days’ Sales Outstanding for any calendar month exceeds 80 days, (iii) the average for three consecutive calendar months of the Default Ratio shall exceed 2.00%, (iv) the average for three consecutive calendar months of the Delinquency Ratio shall exceed 6.50%, or (v) the average for three consecutive calendar months of the Dilution Ratio shall exceed 10.00%. “Person” means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof. “Pool Assets” has the meaning set forth in Section 1.2(d) of this Agreement.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxI-20 “Pool Receivable” means a Receivable in the Receivables Pool. “Portion of Capital” means, with respect to any Purchaser and its related Capital, the portion of such Capital being funded or maintained by such Purchaser by reference to a particular interest rate basis. “Pro Rata Share” shall mean, as to any LC Participant or LC Bank, a fraction, the numerator of which equals the Commitment of such LC Participant or LC Bank at such time and the denominator of which equals the aggregate of the Commitments of all LC Participants in such LC Participant’s related Purchaser Group and the LC Bank at such time. “Program Support Agreement” means and includes any Liquidity Agreement and any other agreement entered into by any Program Support Provider providing for: (a) the issuance of one or more letters of credit for the account of any Conduit Purchaser, (b) the issuance of one or more surety bonds for which the such Conduit Purchaser is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, (c) the sale by such Conduit Purchaser to any Program Support Provider of the Purchased Interest (or portions thereof) maintained by such Conduit Purchaser and/or (d) the making of loans and/or other extensions of credit to any Conduit Purchaser in connection with such Conduit Purchaser’s securitization program contemplated in this Agreement, together with any letter of credit, surety bond or other instrument issued thereunder. “Program Support Provider” means and includes with respect to each Conduit Purchaser any Liquidity Provider and any other Person (other than any customer of such Conduit Purchaser) now or hereafter extending credit or having a commitment to extend credit to or for the account of, or to make purchases from, such Conduit Purchaser pursuant to any Program Support Agreement. “Purchase” has the meaning set forth in Section 1.1(a) of this Agreement. “Purchase and Sale Indemnified Amounts” has the meaning set forth in Section 9.1 of the Sale Agreement. “Purchase and Sale Indemnified Party” has the meaning set forth in Section 9.1 of the Sale Agreement. “Purchase and Sale Termination Date” has the meaning set forth in Section 1.4 of the Sale Agreement. “Purchase and Sale Termination Event” has the meaning set forth in Section 8.1 of the Sale Agreement. “Purchase Date” means the date of which a Purchase or a reinvestment is made pursuant to this Agreement. “Purchase Facility” has the meaning set forth in Section 1.1 of the Sale Agreement. “Purchase Limit” means $100,000,000, as such amount may be increased pursuant to Section 1.1(b) or reduced pursuant to Section 1.1(c) of this Agreement or otherwise in connection with any Exiting Purchaser. References to the unused portion of the Purchase Limit shall mean, at any time, the Purchase Limit minus the sum of the then outstanding Aggregate Capital plus the LC Participation Amount.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxI-21 “Purchase Notice” has the meaning set forth in Section 1.2(a) to this Agreement. “Purchased Interest” means, at any time, the undivided percentage ownership interest in: (a) each and every Pool Receivable now existing or hereafter arising, (b) all Related Security with respect to such Pool Receivables and (c) all Collections with respect to, and other proceeds of, such Pool Receivables and Related Security. Such undivided percentage interest shall be computed as: Aggregate Capital + Adjusted LC Participation Amount + Total Reserves Net Receivables Pool Balance The Purchased Interest shall be determined from time to time pursuant to Section 1.3 of this Agreement. “Purchaser” means each Conduit Purchaser, each Related Committed Purchaser, each LC Participant and/or the LC Bank, as applicable. “Purchaser Agent” means each Person acting as agent on behalf of a Purchaser Group and designated as a Purchaser Agent for such Purchaser Group on the signature pages to this Agreement or any other Person who becomes a party to this Agreement as a Purchaser Agent pursuant to an Assumption Agreement or a Transfer Supplement. “Purchaser Group” means, (i) for any Conduit Purchaser, such Conduit Purchaser, its Related Committed Purchaser, its related Purchaser Agent and its related LC Participants and (ii) for Wells Fargo, Well Fargo, as the Purchaser Agent, the Related Committed Purchaser, an LC Participant and the LC Bank. “Purchaser Group Fee Letter” has the meaning set forth in Section 1.5 of this Agreement. “Purchasers’ Share” of any amount, at any time, means such amount multiplied by the Purchased Interest at such time. “Purchasing Related Committed Purchaser” has the meaning set forth in Section 6.3(c) of this Agreement. “Ratable Share” means, for each Purchaser Group, such Purchaser Group’s aggregate Commitments divided by the aggregate Commitments of all Purchaser Groups. “Rating Agency Condition” means, when applicable, with respect to any material event or occurrence, receipt by the Administrator (or the applicable Purchaser Agent) of written confirmation from each of Standard & Poor’s and Moody’s (and/or each other rating agency then rating the Notes of the applicable Conduit Purchaser) that such event or occurrence shall not cause the rating on the then outstanding Notes of any applicable Purchaser to be downgraded or withdrawn. “Receivable” means any indebtedness and other obligations owed to any Originator or the Seller or any right of the Seller or any Originator to payment from or on behalf of an Obligor or any right to reimbursement for funds paid or advanced by the Seller or any Originator on behalf of an Obligor, whether constituting an account, chattel paper, payment intangible, instrument or general intangible, however arising (whether or not earned by performance), and includes, without limitation, the obligation to pay any finance charges, fees and other charges with respect thereto; provided that, the term Receivable shall

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxI-22 not include Pep Boys Receivables. Indebtedness and other obligations arising from any one transaction, including, without limitation, indebtedness and other obligations represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other obligations arising from any other transaction. “Receivables Pool” means, at any time, all of the then outstanding Receivables purchased by the Seller pursuant to the Sale Agreement prior to the Facility Termination Date. “Reimbursement Obligation” has the meaning set forth in Section 1.15(a) of this Agreement. “Related Committed Purchaser” means each Person listed as such (and its respective Commitment) as set forth on the signature pages of this Agreement or in any Assumption Agreement or Transfer Supplement. “Related Rights” has the meaning set forth in Section 1.1 of the Sale Agreement. “Related Security” means, with respect to any Receivable: (a) all of the Seller’s and the Originator thereof’s interest in any goods (including returned goods), and documentation of title evidencing the shipment or storage of any goods (including returned goods), the sale of which gave rise to such Receivable, (b) all instruments and chattel paper that may evidence such Receivable, (c) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all UCC financing statements or similar filings relating thereto, (d) solely to the extent applicable to such Receivable, all of the Seller’s and the Originator thereof’s rights, interests and claims under the Contracts relating to such Receivable, and all guaranties, indemnities, insurance and other agreements (including the related Contract) or arrangements of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, and (e) all of the Seller’s rights, interests and claims under the Sale Agreement and the other Transaction Documents. “Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto. “Reportable Compliance Event” shall mean that any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint or similar charging instrument, arraigned, or custodially detained in connection with any Anti-Terrorism Law or any predicate crime to any Anti-Terrorism Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations is in actual or probable violation of any Anti-Terrorism Law.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxI-23 “Restricted Payments” has the meaning set forth in Section 1(n) of Exhibit IV to this Agreement. “Sale Agreement” means the Purchase and Sale Agreement, dated as of August 30, 2006 among the Seller and the Originators, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time. “Sanctioned Country” means a country subject to a sanctions program maintained under any Anti- Terrorism Law. “Sanctioned Person” means any individual person, group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person, group, regime, entity or thing, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejection of transactions), under any Anti-Terrorism Law. “Seller” has the meaning set forth in the preamble to this Agreement. “Seller’s Share” of any amount means the greater of: (a) $0 and (b) such amount minus the product of (i) such amount multiplied by (ii) the Purchased Interest. “Servicer” has the meaning set forth in the preamble to this Agreement. “Servicing Fee” shall mean the fee referred to in Section 4.6 of this Agreement. “Servicing Fee Rate” shall have the meaning set forth in Section 4.6 of this Agreement. “Settlement Date” means a Monthly Settlement Date or a Weekly Settlement Date, as applicable; provided, however, that on and after the occurrence and continuation of any Termination Event, Settlement Date shall be the date selected as such by the Administrator (with the consent or at the direction of the Majority Purchaser Agents) from time to time (it being understood that the Administrator (with the consent or at the direction of the Majority Purchaser Agents) may select such Settlement Date to occur as frequently as daily) or, in the absence of any such selection, the date which would be the Settlement Date pursuant to this definition. “SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the Administrator of the benchmark, (or a successor Administrator) on the Federal Reserve Bank of New York’s Website. “Specifically Reserved Dilution Amount” means, (a) for the months of February, May, August and November, the amounts recorded on the books and records of Cooper Tire under general ledger numbers 10210600, 10210000, 10210200, 10210300 and 10210610 (or such other accounts that cover cash discounts allowance, anticipated cash discounts allowance, volume rebate and marketing and merchandising accruals and any other similar account or accounts as designated by Cooper Tire from time to time), and (b) for any other month, the amounts recorded on the books and records of Cooper Tire under general ledger numbers 10210600 and 10210610 (or such similar account or accounts as designated by Cooper Tire from time to time). “Solvent” means, with respect to any Person at any time, a condition under which:

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxI-24 (i) the fair value and present fair saleable value of such Person’s total assets is, on the date of determination, greater than such Person’s total liabilities (including contingent and unliquidated liabilities) at such time; (ii) the fair value and present fair saleable value of such Person’s assets is greater than the amount that will be required to pay such Person’s probable liability on its existing debts as they become absolute and matured (“debts,” for this purpose, includes all legal liabilities, whether matured or unmatured, liquidated or unliquidated, absolute, fixed, or contingent); (iii) such Person is and shall continue to be able to pay all of its liabilities as such liabilities mature; and (iv) such Person does not have unreasonably small capital with which to engage in its current and in its anticipated business. For purposes of this definition: (A) the amount of a Person’s contingent or unliquidated liabilities at any time shall be that amount which, in light of all the facts and circumstances then existing, represents the amount which can reasonably be expected to become an actual or matured liability; (B) the “fair value” of an asset shall be the amount which may be realized within a reasonable time either through collection or sale of such asset at its regular market value; (C) the “regular market value” of an asset shall be the amount which a capable and diligent business person could obtain for such asset from an interested buyer who is willing to Purchase such asset under ordinary selling conditions; and (D) the “present fair saleable value” of an asset means the amount which can be obtained if such asset is sold with reasonable promptness in an arm’s-length transaction in an existing and not theoretical market. “Standard & Poor’s” means, S&P Global Ratings, and any successor thereto that is a nationally recognized statistical rating organization, and any successor thereto that is a nationally recognized statistical rating organization. “Sub-Servicer” has the meaning set forth in Section 4.1(d) of this Agreement. “Subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock of each class or other interests having ordinary voting power (other than stock or other interests having such power only by reason of the happening of a contingency) to elect a majority of the Board of Directors or other managers of such entity are at the time owned, or management of which is otherwise controlled: (a) by such Person, (b) by one or more Subsidiaries of such Person or (c) by such Person and one or more Subsidiaries of such Person. “Swap Agreement” means (a) any and all contracts or agreements governing or evidencing any rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxI-25 index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Tangible Net Worth” means, with respect to any Person, the tangible net worth of such Person as determined in accordance with GAAP. “Taxes” means, with respect to any Person, all taxes, charges, fees, levies or other assessments (including income, gross receipts, profits, withholding, excise, property, sales, use, license, occupation and franchise taxes and including any related interest, penalties or other additions) imposed by any jurisdiction or taxing authority (whether foreign or domestic) under the laws of which such Person is organized. “Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Termination Day” means each day that occurs on or after the Facility Termination Date. “Termination Event” has the meaning specified in Exhibit V to this Agreement. “Total Reserves” means, at any time the sum of: (a) the Yield Reserve, plus (b) the Specifically Reserved Dilution Amount, plus (c) the Canadian Currency Volatility Reserve, plus (d) the greater of (i) the sum of the Loss Reserve plus the Dilution Reserve and (ii) the sum of the Minimum Dilution Reserve plus the Concentration Reserve, plus (e) solely after the occurrence and during the continuance of a Performance Trigger Event and at the written election of the Administrator, the Performance Reserve. “Transaction Documents” means this Agreement, the Lock-Box Agreements, each Purchaser Group Fee Letter, the Sale Agreement, the Performance Guaranty, any Intercreditor Agreement and all other certificates, instruments, reports, notices, agreements and documents executed or delivered under or in connection with this Agreement, in each case as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof. “Transfer Supplement” has the meaning set forth in Section 6.3(c) of this Agreement. “UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction. “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment. “Unmatured Purchase and Sale Termination Event” means any event which, with the giving of notice or lapse of time, or both, would become a Purchase and Sale Termination Event. “Unmatured Termination Event” means an event that, with the giving of notice or lapse of time, or both, would constitute a Termination Event.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxI-26 “U.S. Dollar Equivalent” means, on any day with respect to a specified amount denominated in Canadian Dollars, the U.S. dollar equivalent of such specified amount of Canadian Dollars determined using the Wall Street Journal closing rate in the New York market for the value of a U.S. Dollar in Canadian Dollars on such day as published in the Wall Street Journal (or any successor or alternative service or source reporting market-based currency exchange rates reasonably selected by Cooper Tire in its reasonable business judgment with the written consent of the Administrator (which consent shall not be unreasonably withheld)) as of (i) subject to clause (ii) below, for purposes of determining the amount of any Receivable or portion thereof, the Business Day immediately preceding the date such Receivable was invoiced or billed or (ii) for purposes of determining the Adjusted Canadian Dollar Receivables Balance or for any other purposes, the Determination Date. “Usage Percentage” means, on any day of determination, a fraction (expressed as a percentage) the numerator of which is the sum of Aggregate Capital plus the Adjusted LC Participation Amount, and the denominator of which is the lesser of (i) the Purchase Limit, and (ii) the Net Receivables Pool Balance minus Total Reserves. “Weekly Report” means each report, in substantially the form of Annex A-2 to this Agreement, furnished by or on behalf of the Servicer to the Administrator and each Purchaser Agent pursuant to this Agreement. “Weekly Reporting Trigger Event” means that the Servicer’s long-term senior unsecured debt obligations cease to be rated (i) at least BB- by Standard & Poor’s, and (ii) at least Ba3 by Moody’s, at any time when the Usage Percentage is more than 75%. “Weekly Settlement Date” means, at any time after the occurrence and during the continuance of a Weekly Reporting Trigger Event, Thursday of each week (or if such day is not a Business Day, the next occurring Business Day). “Wells Fargo” means Wells Fargo Bank, National Association. “Yield Period” means, with respect to any Portion of Capital, (i) initially the period commencing on (and including) the date of the initial purchase or funding of such Portion of Capital and ending on (and including) the last day of the calendar month of such purchase or funding, and (ii) thereafter, each calendar month; provided that in the case of any Yield Period for any Portion of Capital which commences before the Facility Termination Date and would otherwise end on a date occurring after the Facility Termination Date, such Yield Period shall end on such Facility Termination Date and the duration of each Yield Period which commences on or after the Facility Termination Date shall be of such duration as shall be selected by the Administrator (with the consent or at the direction of the applicable Purchaser Agent). “Yield Protection Fee” means, for any Yield Period, with respect to any Portion of Capital, to the extent that (i) any payments are made by the Seller to the related Purchaser in respect of such Capital hereunder prior to the applicable maturity date of any Notes or other instruments or obligations used or incurred by such Purchaser to fund or maintain such Portion of Capital or (ii) any failure by the Seller to borrow, continue or prepay any Portion of Capital on the date specified in any Purchase Notice delivered pursuant to Section 1.2 of this Agreement, the amount, if any, by which: (a) the additional Discount related to such Portion of Capital that would have accrued through the maturity date of such Notes or other instruments on the portion thereof for which payments were received from the Seller (or with respect to which the Seller failed to borrow such amounts), exceeds (b) the income, if any, received by such Purchaser from investing the proceeds so received in respect of such Portion of Capital, as determined by

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxI-27 the applicable Purchaser Agent, which determination shall be binding and conclusive for all purposes, absent manifest error. “Yield Rate” means, as to any Purchaser, LMIR, the Euro-Rate, the Base Rate, the Alternate Rate or the CP Rate, as applicable. “Yield Reserve” means, on any date, an amount equal to (a) the sum of the Aggregate Capital plus the Adjusted LC Participation Amount at the close of business of the Servicer on such date multiplied by (b)(i) the Yield Reserve Percentage on such date divided by (ii) 1, minus the Yield Reserve Percentage on such date. “Yield Reserve Percentage” means, at any time the sum of (a) all accrued and unpaid Discount at such time, plus (b) the following amount: {(BR + SFR) x 1.5(DSO) x Aggregate Capital} 360 where: BR = the Base Rate in effect at such time, DSO = the Days’ Sales Outstanding, and SFR = Servicing Fee Rate. Other Terms. (a) All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9. Unless the context otherwise requires, “or” means “and/or,” and “including” (and with correlative meaning “include” and “includes”) means including without limiting the generality of any description preceding such term, and (b) any reference in any Transaction Document to any monetary amount (other than an amount denominated in U.S. dollars) shall mean the U.S. Dollar Equivalent of such monetary amount at the time of determination thereof.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxII-1 EXHIBIT II CONDITIONS OF PURCHASES 1. Conditions Precedent to Effectiveness of Amendment of Existing Agreement. This Agreement shall become effective as of the First Omnibus Amendment Effective Date when (a) the Administrator shall have received each of the documents, agreements (in fully executed form), opinions of counsel, lien search results, UCC filings, certificates and other deliverables required under Omnibus Amendment No. 1, in each case, in form and substance reasonably acceptable to the Administrator and (b) all fees and expenses payable by the Seller on the First Omnibus Amendment Effective Date to the Purchasers have been paid in full in accordance with the terms of the Transaction Documents. 2. Conditions Precedent to All Funded Purchases and Issuance of Letters of Credit. Each Funded Purchase, including the initial Funded Purchase and issuance of any Letters of Credit shall be subject to the further conditions precedent that: (a) in the case of each Funded Purchase and the issuance of any Letters of Credit, the Servicer shall have delivered to the Administrator and each Purchaser Agent on or before such purchase or issuance, as the case may be, in form and substance satisfactory to the Administrator and each Purchaser Agent, a completed pro forma Monthly Report and, if requested following the occurrence and continuation of a Weekly Reporting Trigger Event, a Weekly Report, to reflect the level of the Aggregate Capital, the LC Participation Amount and related reserves and the calculation of the Purchased Interest after such subsequent purchase or issuance, as the case may be, and a completed Purchase Notice in the form of Annex B (in the case of such purchase) and a completed Letter of Credit Application in the form of Annex F (in the case of such issuance); and (b) on the date of such Funded Purchase or issuance, as the case may be, the following statements shall be true (and acceptance of the proceeds of such Funded Purchase or issuance shall be deemed a representation and warranty by the Seller that such statements are then true): (i) the representations and warranties contained in Exhibit III to this Agreement are true and correct in all material respects on and as of the date of such Funded Purchase or issuance, as the case may be, as though made on and as of such date except for representations and warranties which apply as to an earlier date (in which case such representations and warranties shall be true and correct as of such earlier date); (ii) no event has occurred and is continuing, or would result from such Funded Purchase or issuance, as the case may be, that constitutes a Termination Event or an Unmatured Termination Event; (iii) the sum of the Aggregate Capital plus the LC Participation Amount, after giving effect to any such Funded Purchase or issuance, as the case may be, shall not be greater than the Purchase Limit, and the Purchased Interest shall not exceed 100%; and (iv) the Facility Termination Date has not occurred.

III-1 H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx EXHIBIT III REPRESENTATIONS AND WARRANTIES 1. Representations and Warranties of the Seller. The Seller represents and warrants to the Administrator, each Purchaser Agent and each Purchaser as of the First Omnibus Amendment Effective Date that: (a) Existence and Power. The Seller is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware, and has all organizational power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted, except in each case as could not reasonably be expected to result in a Material Adverse Effect. (b) Company and Governmental Authorization, Contravention. The execution, delivery and performance by the Seller of this Agreement and each other Transaction Document to which it is a party are within the Seller’s organizational powers, have been duly authorized by all necessary organizational action, require no action by or in respect of, or filing with (other than the filing of UCC financing statements and continuation statements), any governmental body, agency or official, and, do not contravene, or constitute a default under, any provision of applicable law or regulation or of the operating agreement of the Seller or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Seller or result in the creation or imposition of any lien (other than liens in favor of the Administrator) on assets of the Seller. (c) Binding Effect of Agreement. This Agreement and each other Transaction Document to which it is a party constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law. (d) Accuracy of Information. All written information heretofore furnished by the Servicer to the Administrator or any Purchaser Agent pursuant to or in connection with this Agreement or any other Transaction Document (as modified or supplemented by other information so furnished) is, and all such information hereafter furnished by the Servicer to the Administrator or any Purchaser Agent in writing pursuant to this Agreement or any Transaction Document (as modified or supplemented by other information so furnished), when taken as a whole, will be, true and accurate in all material respects on the date such information is stated or certified; provided, however, that with respect to projected or pro forma financial information and information of a general economic or industry specific nature, the Seller represents only that such information has been prepared in good faith based on assumptions believed by the Seller to be reasonable at the time of preparation. (e) Actions, Suits. There are no actions, suits or proceedings pending or, to the best of the Seller’s knowledge, threatened in writing against or affecting the Seller or any of its Affiliates or their respective properties, in or before any court, arbitrator or other body. (f) Accuracy of Exhibits; Lock-Box Arrangements. The names and addresses of all the Lock- Box Banks together with the account numbers of the Lock-Box Accounts at such Lock-Box Banks, are

III-2 H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx specified in Schedule II to this Agreement (or at such other Lock-Box Banks and/or with such other Lock- Box Accounts as have been notified to the Administrator), and all Lock-Box Accounts are subject to Lock- Box Agreements. All information on each Exhibit, Schedule or Annex to this Agreement or the other Transaction Documents (as updated by the Seller from time to time) is true and complete. The Seller has delivered a copy of all Lock-Box Agreements to the Administrator. The Seller has not granted any interest in any Lock-Box Account (or any related lock-box or post office box) to any Person other than the Administrator and, the Seller has not consented to any Lock-Box Bank’s complying with any instructions of any Person other than the Administrator. (g) No Material Adverse Effect. Since the date of formation of Seller as set forth in its certificate of formation, there has been no Material Adverse Effect. (h) Names and Location. The Seller has not used any company names, trade names or assumed names other than its name set forth on the signature pages of this Agreement. The Seller is “located” (as such term is defined in the applicable UCC) in Delaware. The office where the Seller keeps its records concerning the Receivables is at the address set forth below its signature to this Agreement. (i) Margin Stock. The Seller is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U and X, as issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Purchase will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. (j) Eligible Receivables. Each Pool Receivable included as an Eligible Receivable in the calculation of the Net Receivables Pool Balance as of any date on which an Information Package is delivered is an Eligible Receivable on such date. (k) Credit and Collection Policy. The Seller has complied in all material respects with the Credit and Collection Policy of each Originator with regard to each Receivable originated by such Originator. (l) Investment Company Act; Not a Covered Fund. The Seller is not an “investment company,” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended. The Seller is not a “covered fund” under Section 619 of the Dodd- Frank Wall Street Reform and Consumer Protection Act and the regulations implemented thereunder (the “Volcker Rule”). In determining that the Seller is not a “covered fund” under the Volcker Rule, the Seller is entitled to rely on the exemption from the definition of “investment company” set forth in Section 3(c)(5)(A) or (B) of the Investment Company Act of 1940, as amended. (m) No Covered Entity is a Sanctioned Person. No Covered Entity, either in its own right or through any third party, (i) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (ii) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; or (iii)engages in any dealings or transactions prohibited by any Anti-Terrorism Law. (n) Liquidity Coverage Ratio. The Seller has not issued any LCR Securities, and the Seller is a consolidated subsidiary of Cooper Tire under GAAP.

III-3 H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx (o) [Reserved]. (p) Taxes. The Seller has (i) timely filed all tax returns (federal, state and local) required to be filed by it and (ii) paid, or caused to be paid, all taxes, assessments and other governmental charges, if any, in each case, other than (A) taxes, assessments and other governmental charges being contested in good faith by appropriate proceedings and as to which adequate reserves have been provided in accordance with GAAP or (B) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. (q) Tax Status. The Seller (i) is, and shall at all relevant times continue to be, a “disregarded entity” within the meaning of U.S. Treasury Regulation § 301.7701-3 for U.S. federal income tax purposes that is wholly owned by a “United States person” (within the meaning of Section 7701(a)(30) of the Code) and (ii) is not and will not at any relevant time become an association (or publicly traded partnership) taxable as an association for U.S. federal income tax purposes. (r) Beneficial Ownership Rule. The Seller is an entity that is organized under the laws of the United States or of any state thereof and at least 51 percent of whose common stock or analogous equity interest is owned by a Person whose common stock or analogous equity interests are listed on the New York Stock Exchange or the American Stock Exchange or has been designated as a NASDAQ National Market Security listed on the NASDAQ stock exchange and is excluded on that basis from the definition of “Legal Entity Customer” as defined in the Beneficial Ownership Rule. 2. Representations and Warranties of the Servicer. The Servicer represents and warrants to the Administrator, each Purchaser Agent and each Purchaser as of the First Omnibus Amendment Effective Date that: (a) Existence and Power. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of its state of organization, and has all company power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted, except in each case as could not reasonably be expected to result in a Material Adverse Effect. (b) Company and Governmental Authorization, Contravention. The execution, delivery and performance by the Servicer of this Agreement and each other Transaction Document to which it is a party are within the Servicer’s organizational powers, have been duly authorized by all necessary organizational action, require no action by or in respect of, or filing with, any governmental body, agency or official other than filings and disclosures made under securities laws, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the Certificate of Incorporation of the Servicer or of any judgment, injunction, order or decree or agreement or other instrument binding upon the Servicer or result in the creation or imposition of any lien on assets of the Servicer or any of its Subsidiaries, except in each case as could not reasonably be expected to result in a Material Adverse Effect. (c) Binding Effect of Agreement. This Agreement and each other Transaction Document to which it is a party constitutes the legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally

III-4 H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law. (d) Accuracy of Information. All written information heretofore furnished by the Servicer to the Administrator or any Purchaser Agent pursuant to or in connection with this Agreement or any other Transaction Document (as modified or supplemented by other information so furnished) is, and all such information hereafter furnished by the Servicer to the Administrator or any Purchaser Agent in writing pursuant to this Agreement or any Transaction Document (as modified or supplemented by other information so furnished), when taken as a whole, will be, true and accurate in all material respects on the date such information is stated or certified; provided, however, that with respect to projected or pro forma financial information and information of a general economic or industry specific nature, the Servicer represents only that such information has been prepared in good faith based on assumptions believed by the Servicer to be reasonable at the time of preparation. (e) Actions, Suits. Except as set forth in Schedule IV, there are no actions, suits or proceedings pending or, to the best of the Servicer’s knowledge, threatened in writing against or affecting the Servicer or any of its Affiliates or their respective properties, in or before any court, arbitrator or other body, which could reasonably be expected to have a Material Adverse Effect upon the ability of the Servicer (or such Affiliate) to perform its obligations under this Agreement or any other Transaction Document to which it is a party. (f) No Material Adverse Effect. Since the date of the financial statements described in Section 2(i) below, there has been no Material Adverse Effect. (g) Credit and Collection Policy. The Servicer has complied in all material respects with the Credit and Collection Policy of each Originator with regard to each Receivable originated by such Originator. (h) Investment Company Act. The Servicer is not an “investment company,” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended. (i) Financial Information. The balance sheets of Cooper Tire and its consolidated Subsidiaries as at December 31, 2019, and the related statements of income and retained earnings for the fiscal year then ended, copies of which have been furnished to the Administrator and each Purchaser Agent, fairly present in all material respects the financial condition of Cooper Tire and its consolidated Subsidiaries as at such date and the results of the operations of Cooper Tire and its Subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied. (j) No Covered Entity is a Sanctioned Person. No Covered Entity, either in its own right or through any third party, (i) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (ii) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; or (iii)engages in any dealings or transactions prohibited by any Anti-Terrorism Law. (k) [Reserved].

III-5 H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx (l) Taxes. The Servicer has (i) timely filed all tax returns (federal, state and local) required to be filed by it and (ii) paid, or caused to be paid, all taxes, assessments and other governmental charges, if any, in each case, other than (A) taxes, assessments and other governmental charges being contested in good faith by appropriate proceedings and as to which adequate reserves have been provided in accordance with GAAP or (B) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. 3. Representations, Warranties and Agreements Relating to the Security Interest. The Seller hereby makes the following representations, warranties and agreements with respect to the Receivables and Related Security: (a) The Receivables. (i) Creation. This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables included in the Receivables Pool in favor of the Administrator (for the benefit of the Purchasers), which security interest is prior to all other Adverse Claims, and is enforceable as such as against creditors of and purchasers from the Seller. (ii) Nature of Receivables. The Receivables included in the Receivables Pool constitute either “accounts”, “general intangibles” or “tangible chattel paper” within the meaning of the applicable UCC. (iii) Ownership of Receivables. The Seller owns and has good and marketable title to the Receivables included in the Receivables Pool and Related Security free and clear of any Adverse Claim. (iv) Perfection and Related Security. The Seller has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the sale of the Receivables and Related Security from each Originator to the Seller pursuant to the Sale Agreement, and the sale and security interest therein from the Seller to the Administrator under this Agreement, to the extent that such collateral constitutes “accounts,” “general intangibles,” or “tangible chattel paper.” (v) Tangible Chattel Paper. With respect to any Receivables included in the Receivables Pool that constitute “tangible chattel paper”, if any, the Seller (or the Servicer on its behalf) has in its possession the original copies of such tangible chattel paper that constitute or evidence such Receivables, and the Seller has caused (and will cause the applicable Originator to cause), within ten days after the First Omnibus Amendment Effective Date, the filing of financing statements described in clause (iv), above, each of which will contain a statement that: “A purchase of, or security interest in, any collateral described in this financing statement will violate the rights of the Administrator.” The Receivables to the extent they are evidenced by “tangible chattel paper” do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Seller or the Administrator. (b) The Collection Account. (i) Nature of Account. Each Lock-Box Account constitutes a “deposit account” within the meaning of the applicable UCC.

III-6 H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx (ii) Ownership. The Seller owns and has good and marketable title to the Lock-Box Accounts and Collection Account free and clear of any Adverse Claim. (iii) Perfection. The Seller has delivered to the Administrator a fully executed Lock- Box Agreement relating to each Lock-Box Account, pursuant to which each applicable Lock-Box Bank, respectively, has agreed, following the occurrence and continuation of a Termination Event, to comply with all instructions originated by the Administrator (on behalf of the Purchasers) directing the disposition of funds in such Lock-Box Account without further consent by the Seller or the Servicer. (c) Priority. (i) Other than the transfer of the Receivables to the Seller and the Administrator under the Sale Agreement and this Agreement, respectively, and/or the security interest granted to the Seller and the Administrator pursuant to the Sale Agreement and this Agreement, respectively, neither the Seller nor any Originator has pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables transferred or purported to be transferred under the Transaction Documents, the Lock-Box Accounts or any subaccount thereof, except for any such pledge, grant or other conveyance which has been released or terminated. Neither the Seller nor any Originator has authorized the filing of, or is aware of any financing statements against either the Seller or such Originator that include a description of Receivables transferred or purported to be transferred under the Transaction Documents, the Lock-Box Accounts or any subaccount thereof, other than any financing statement (i) relating to the sale thereof by such Originator to the Seller under the Sale Agreement, (ii) relating to the security interest granted to the Administrator under this Agreement, or (iii) that has been released or terminated. (ii) The Seller is not aware of any judgment, ERISA or tax lien filings against either the Seller, the Servicer or any Originator. (iii) The Lock-Box Accounts are not in the name of any person other than the Seller or the Administrator. Neither the Seller nor the Servicer has consented to any bank maintaining such account to comply with instructions of any person other than the Administrator. (d) Survival of Supplemental Representations. Notwithstanding any other provision of this Agreement or any other Transaction Document, the representations contained in this Section shall be continuing, and remain in full force and effect until such time as the Purchased Interest and all other obligations under this Agreement have been finally and fully paid and performed. (e) No Waiver. To the extent required pursuant to the securitization program of any Conduit Purchaser, the parties to this Agreement: (i) shall not, without obtaining a confirmation of the then-current rating of the Notes, waive any of the representations set forth in this Section; (ii) shall provide the Ratings Agencies with prompt written notice of any breach of any representations set forth in this Section, and shall not, without obtaining a confirmation of the then-current rating of the Notes (as determined after any adjustment or withdrawal of the ratings following notice of such breach) waive a breach of any of the representations set forth in this Section. (f) Servicer to Maintain Perfection and Priority. In order to evidence the interests of the Administrator under this Agreement, the Servicer shall, from time to time take such action, or execute and

III-7 H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx deliver such instruments as may be necessary (including, without limitation, such actions as are reasonably requested by the Administrator or any Purchaser Agent) to maintain and perfect, as a first-priority interest, the Administrator’s security interest in the Receivables, Related Security and Collections. The Servicer shall, from time to time and within the time limits established by law, prepare and present to the Administrator for the Administrator’s authorization and approval, all financing statements, amendments, continuations or initial financing statements in lieu of a continuation statement, or other filings necessary to continue, maintain and perfect the Administrator’s security interest as a first-priority interest. The Administrator’s approval of such filings shall authorize the Servicer to file such financing statements under the UCC without the signature of the Seller, any Originator or the Administrator where allowed by applicable law. Notwithstanding anything else in the Transaction Documents to the contrary, the Servicer shall not have any authority to file a termination, partial termination, release, partial release, or any amendment that deletes the name of a debtor or excludes collateral of any such financing statements, without the prior written consent of the Administrator and each Purchaser Agent. 4. Reaffirmation of Representations and Warranties. On the date of each Purchase and/or reinvestment hereunder, and on the date each Information Package or other report is delivered to the Administrator, any Purchaser Agent or any Purchaser hereunder, the Seller and the Servicer, by accepting the proceeds of such Purchase or reinvestment and/or the provision of such information or report, shall each be deemed to have certified that (i) all representations and warranties of the Seller and the Servicer, as applicable, described in this Exhibit III, as from time to time amended in accordance with the terms hereof, are correct on and as of such day as though made on and as of such day, except for representations and warranties which apply as to an earlier date (in which case such representations and warranties shall be true and correct as of such date), and (ii) no event has occurred or is continuing, or would result from any such Purchase, which constitutes a Termination Event or an Unmatured Termination Event.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxIV-1 EXHIBIT IV COVENANTS 1. Covenants of the Seller. At all times from the First Omnibus Amendment Effective Date until the Final Payout Date: (a) Financial Reporting. The Seller will maintain a system of accounting established and administered in accordance with generally accepted accounting principles as in effect in the appropriate jurisdiction, and the Seller (or the Servicer on its behalf) shall furnish to the Administrator and each Purchaser Agent: (i) Annual Reporting. On each date on which the Servicer is required to deliver its annual financial statements under Section 2(a)(i) of this Exhibit IV, annual unaudited financial statements of the Seller certified by a designated financial or other officer of the Seller. (ii) Information Packages. As soon as available and in any event not later than two Business Days prior to the Monthly Settlement Date, a Monthly Report as of the most recently completed calendar month, and, if requested on not less than five (5) Business Days’ notice to the Servicer following the occurrence of a Weekly Reporting Trigger Event and during its continuation, a Weekly Report as of the immediately preceding Friday to reflect the level of the Aggregate Capital, as soon as available and in any event not later than one Business Day prior to the corresponding Weekly Settlement Date. (iii) Other Information. Such other information (including non-financial information) as the Administrator or any Purchaser Agent may from time to time reasonably request, including, without limitation, information and documentation to enable the Administrator of any Purchaser Agent to comply with the Beneficial Ownership Rule and other applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act. Promptly following any change that would result in a change to the status of the Seller as an excluded “Legal Entity Customer” under the Beneficial Ownership Rule, the Seller shall execute and deliver to the Administrator for delivery to each of the Purchaser Agents, a “Certification of Beneficial Owner(s)” complying with the Beneficial Ownership Rule, in form and substance reasonably acceptable to the Administrator. (b) Notices. The Seller will notify the Administrator and each Purchaser Agent in writing of any of the following events promptly upon (but in no event later than three Business Days after) a financial or other officer learning of the occurrence thereof, with such notice describing the same, and if applicable, the steps being taken by the Person(s) affected with respect thereto: (i) Notice of Termination Events or Unmatured Termination Events. A statement of the chief financial officer or chief accounting officer of the Seller setting forth details of any Termination Event or Unmatured Termination Event and the action which the Seller proposes to take with respect thereto. (ii) Representations and Warranties. The failure of any representation or warranty to be true (when made) with respect to the Receivables included in the Receivables Pool.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxIV-2 (iii) Litigation. The institution of any litigation, arbitration proceeding or governmental proceeding which may have a Material Adverse Effect. (iv) Adverse Claim. (A) Any Person shall obtain an Adverse Claim upon the Pool Receivables or Collections with respect thereto, (B) any Person other than the Seller, the Servicer or the Administrator shall obtain any rights or direct any action with respect to any Lock-Box Account (or related lock-box or post office box) or (C) any Obligor shall receive any change in payment instructions with respect to Pool Receivable(s) from a Person other than the Servicer or the Administrator. (v) ERISA and Other Claims. Promptly after the filing or receiving thereof, copies of all reports and notices that the Seller or any ERISA Affiliate files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or that the Seller or any Affiliate receives from any of the foregoing or from any multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) to which the Seller or any of its Affiliates is or was, within the preceding five years, a contributing employer, in each case in respect of any Reportable Event (as defined in ERISA) that could, in the aggregate, result in the imposition of liability on the Seller and/or any such Affiliate. (c) Maintenance of Existence. The Seller will do all things necessary to remain duly organized, validly existing and in good standing as a domestic organization in its jurisdiction of organization and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted if the failure to have such authority could reasonably be expected to have a Material Adverse Effect. (d) Compliance with Laws. The Seller will comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject if the failure to comply could reasonably be expected to have a Material Adverse Effect. (e) Furnishing of Information and Inspection of Receivables. The Seller will furnish to the Administrator and each Purchaser Agent from time to time such information with respect to the Pool Receivables as the Administrator or such Purchaser Agent may reasonably request; provided, that the preceding shall not obligate the Seller to deliver Information Packages more frequently than as set forth in clause(a)(ii) above. The Seller will, at the Seller’s expense, at any time and from time to time during regular business hours with prior written notice (i) permit the Administrator or any Purchaser Agent, or their respective agents or representatives (so long as such Persons agree to agrees to comply with Seller’s reasonable security measures and visitation guidelines), (A) to examine and make copies of and abstracts from all books and records relating to the Pool Receivables or other Pool Assets and (B) to visit the offices and properties of the Seller for the purpose of examining such books and records, and to discuss matters relating to the Pool Receivables, other Pool Assets or the Seller’s performance hereunder or under the other Transaction Documents to which it is a party with any of the officers, directors, employees or independent public accountants of the Seller (provided that representatives of the Seller are present during such discussions) having knowledge of such matters and (ii) without limiting the provisions of clause (i) above, from time to time during regular business hours, at the Seller’s expense, upon reasonable prior written notice from the Administrator and the Purchaser Agents, permit certified public accountants or other auditors acceptable to the Administrator (so long as such Persons agree to agrees to comply with Seller’s reasonable security measures and visitation guidelines) to conduct a review of its books and

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxIV-3 records with respect to the Pool Receivables; provided that unless a Termination Event has occurred and is continuing, the first such review in any twelve-month period results in negative findings, or the Information Packages delivered have revealed a material variance from historic Pool Receivables performance, the Seller and its Affiliates shall be required to reimburse the Administrator and Purchaser Agents, together, for their out-of-pocket expenses of only one (1) such review in any twelve-month period. pursuant to this Section or any equivalent Sections under this Agreement and the Transaction Documents (f) Payments on Receivables, Accounts. The Seller will, and will cause each Originator to, at all times instruct all Obligors to deliver payments on the Pool Receivables to a Lock-Box Account. If any such payments or other Collections are received by the Seller or an Originator, it shall hold such payments in trust for the benefit of the Administrator and the Purchasers and promptly (but in any event within two Business Days after receipt) remit such funds into a Lock-Box Account. The Seller will cause each Lock- Box Bank to comply with the terms of each applicable Lock-Box Agreement. The Seller will not permit the funds other than Collections on Pool Receivables and other Pool Assets to be deposited into any Lock- Box Account (other than the Pep Boys Collections). If any other funds are nevertheless deposited into any Lock-Box Account, the Seller will promptly identify such funds for segregation. The Seller shall at all times maintain or cause to be maintained such documents, books, records and other information necessary or advisable to (i) on a prompt basis identify Collections of Pool Receivables received from time to time, (ii) on a prompt basis identify Pep Boys Collections received from time to time and the Pep Boys Receivable to which each portion of Pep Boys Collections relate. The Seller will not, and will not permit the Servicer, any Originator or other Person to, commingle Collections or other funds to which the Administrator, any Purchaser Agent or any Purchaser is entitled with any other funds (other than the Pep Boys Collections). The Seller shall only add, and shall only permit an Originator to add, a Lock-Box Bank (or the related lock-box or post office box), or Lock-Box Account to those listed on Schedule II to this Agreement, if the Administrator has received notice of such addition, a copy of any new Lock-Box Agreement and an executed and acknowledged copy of a Lock-Box Agreement in form and substance acceptable to the Administrator from any such new Lock-Box Bank. The Seller shall only terminate a Lock-Box Bank or close a Lock-Box Account (or the related lock-box or post office box), upon 30 days’ advance notice to the Administrator. (g) Sales, Liens, etc. Except as otherwise provided herein, the Seller will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Pool Receivable or other Pool Asset, or assign any right to receive income in respect thereof. (h) Extension or Amendment of Pool Receivables. Except as otherwise permitted in Section 4.2 of this Agreement, the Seller will not extend, amend or otherwise modify the terms of any Pool Receivable, or amend, modify or waive any term or condition of any Contract related thereto, without the prior written consent of the Administrator and the Majority Purchaser Agents. The Seller shall at its expense, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Pool Receivables, and timely and fully comply in all material respects with the Credit and Collection Policy with regard to each Receivable and the related Contract. (i) No Change of Business. The Seller will not make any change in the character of its business without the prior written consent of the Administrator and the Majority Purchaser Agents.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxIV-4 (j) Fundamental Changes. The Seller shall not, without the prior written consent of the Administrator and the Majority Purchaser Agents, permit itself (i) to merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person or (ii) to be owned by any Person other than Cooper Tire and thereby cause Cooper Tire’s percentage of ownership or control of the Seller to be reduced. The Seller shall provide the Administrator and each Purchaser Agent with at least 30 days’ prior written notice before making any change in the Seller’s name, location or making any other change in the Seller’s identity or corporate structure that could impair or otherwise render any UCC financing statement filed in connection with this Agreement “seriously misleading” as such term (or similar term) is used in the applicable UCC; each notice to the Administrator and the Purchaser Agents pursuant to this sentence shall set forth the applicable change and the proposed effective date thereof. The Seller will also maintain and implement (or cause the Servicer to maintain and implement) administrative and operating procedures (including an ability to recreate records evidencing Pool Receivables and related Contracts in the event of the destruction of the originals thereof), and keep and maintain (or cause the Servicer to keep and maintain) all documents, books, records, computer tapes and disks and other information reasonably necessary or advisable for the collection of all Pool Receivables (including records adequate to permit the daily identification of each Pool Receivable and all Collections of and adjustments to each existing Pool Receivable). (k) Change in Payment Instructions to Obligors. The Seller shall not (and shall cause the Originators not to) add to, replace or terminate any of the Lock-Box Accounts (or any related lock-box or post office box) listed in Schedule II hereto or make any change in its (or their) instructions to the Obligors regarding payments to be made to the Lock-Box Accounts (or any related lock-box or post office box), unless the Administrator and each Purchaser Agent shall have received (x) prior written notice of such addition, termination or change and (y) signed and acknowledged Lock-Box Agreements with respect to such new Lock-Box Accounts (or any related lock-box or post office box). (l) Ownership Interest, Etc. The Seller shall (and shall cause the Servicer to), at its expense, take all action necessary or desirable to establish and maintain a valid and enforceable undivided percentage ownership or security interest, to the extent of the Purchased Interest, in the Pool Receivables, the Related Security and Collections with respect thereto, and a first priority perfected security interest in the Pool Assets, in each case free and clear of any Adverse Claim, in favor of the Administrator (on behalf of the Purchasers), including taking such action to perfect, protect or more fully evidence the interest of the Administrator (on behalf of the Purchasers) as the Administrator or any Purchaser Agent, may reasonably request. (m) Certain Agreements. Without the prior written consent of the Administrator and the Majority Purchaser Agents, the Seller will not amend, modify, waive, revoke or terminate any Transaction Document to which it is a party or any provision of the Seller’s organizational documents which requires the consent of the “Independent Member” (as defined in the Seller’s operating agreement); provided the Administrator and the Majority Purchaser Agents consent to the Amended and Restated Limited Liability Agreement of the Seller dated the First Omnibus Amendment Effective Date. (n) Restricted Payments. (i) Except pursuant to clause (ii) below, the Seller will not: (A) purchase or redeem any shares of its capital stock, (B) declare or pay any dividend or set aside any funds for any such purpose, (C) prepay, purchase or redeem any Debt, (D) lend or advance any funds or (E)

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxIV-5 repay any loans or advances to, for or from any of its Affiliates (the amounts described in clauses (A) through (E) being referred to as “Restricted Payments”). (i) Subject to the limitations set forth in clause (ii) below, the Seller may make Restricted Payments so long as such Restricted Payments are made only in one or more of the following ways: (A) the Seller may make cash payments (including prepayments) on the Company Notes in accordance with their respective terms, and (B) the Seller may declare and pay dividends, if both immediately before and immediately after giving effect thereto, the Tangible Net Worth of the Seller would be less than $10,000,000. (ii) The Seller may make Restricted Payments only out of the funds, if any, it receives pursuant to Sections 1.4(b)(ii) and (iv) and 1.4(c) of this Agreement. Furthermore, the Seller shall not pay, make or declare: (A) any dividend if, after giving effect thereto, the Tangible Net Worth of the Seller would be less than $10,000,000, or (B) any Restricted Payment (including any dividend) if, after giving effect thereto, any Termination Event or Unmatured Termination Event shall have occurred and be continuing. (o) Other Business. The Seller will not: (i) engage in any business other than the transactions contemplated by the Transaction Documents, (ii) create, incur or permit to exist any Debt of any kind (or cause or permit to be issued for its account any letters of credit or bankers’ acceptances) other than pursuant to this Agreement or the Company Notes, or (iii) form any Subsidiary or make any investments in any other Person; provided, however, that the Seller shall be permitted to incur minimal obligations to the extent necessary for the day-to-day operations of the Seller (such as expenses for stationery, audits, maintenance of legal status, etc.). (p) Use of Seller’s Share of Collections. The Seller shall apply the Seller’s Share of Collections to make payments in the following order of priority: (i) the payment of its expenses (including all obligations payable to the Purchasers, the Purchaser Agents and the Administrator under this Agreement and under the Purchaser Group Fee Letters), (ii) the payment of accrued and unpaid interest on the Company Note and (iii) other legal and valid corporate purposes. (q) Tangible Net Worth. The Seller will not permit its Tangible Net Worth, at any time, to be less than $10,000,000. (r) Anti-Money Laundering/International Trade Law Compliance. The Seller will not become a Sanctioned Person. No Covered Entity, either in its own right or through any third party, will (i) have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (ii) do business in or with, or derive any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; (iii) engage in any dealings or transactions prohibited by any Anti-Terrorism Law or (iv) use the proceeds of any Purchase to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti- Terrorism Law. The funds used to repay each Purchase will not be derived from any unlawful activity. The Seller shall comply with all Anti-Terrorism Laws. The Seller shall promptly notify the Administrator in writing upon the occurrence of a Reportable Compliance Event. The Seller has not used and will not use the proceeds of any Purchase to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxIV-6 (s) [Reserved]. (t) Seller’s Tax Status. The Seller will remain a “disregarded entity” within the meaning of U.S. Treasury Regulation § 301.7701-3 for U.S. federal income tax purposes that is wholly owned by a “United States person” (within the meaning of Section 7701(a)(30) of the Code). No action will be taken that would cause the Seller to (i) be treated other than as a “disregarded entity” within the meaning of U.S. Treasury Regulation § 301.7701-3 for U.S. federal income tax purposes that is wholly owned by a “United States person” (within the meaning of Section 7701(a)(30) of the Code) or (ii) become an association taxable as a corporation or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes. 2. Covenants of the Servicer. At all times from the First Omnibus Amendment Effective Date until the Final Payout Date: (a) Financial Reporting. The Servicer will maintain a system of accounting established and administered in accordance with generally accepted accounting principles as in effect in the appropriate jurisdiction, and the Servicer shall furnish to the Administrator and each Purchaser Agent: (i) Annual Reporting. Promptly upon completion and in no event later than 90 days after the close of each fiscal year of Cooper Tire (or such later date as may be permitted to be delivered under Cooper Tire’s Credit Agreement and by the Securities Exchange Commission), annual audited financial statements of Cooper Tire and its consolidated subsidiaries certified by an accounting firm of nationally recognized standing or otherwise reasonably acceptable to the Administrator and each such Purchaser Agent, prepared in accordance with generally accepted accounting principles, including consolidated balance sheets as of the end of such period, consolidated statements of income, related profit and loss and reconciliation of surplus statements, and a statement of changes in financial position. (ii) Quarterly Reporting. Promptly upon completion and in no event later than 45 days after the close of the first three financial quarters of Cooper Tire (or such later date as may be permitted to be delivered under Cooper Tire’s Credit Agreement and by the Securities Exchange Commission), unaudited financial statements of Cooper Tire certified by a designated financial officer of Cooper Tire prepared in accordance with generally accepted accounting principles, including consolidated balance sheets of Cooper Tire as of the end of such period and related profit and loss and reconciliation of surplus statements. (iii) Deemed Delivery. The Servicer shall be deemed to have furnished to the Administrator and the Purchaser Agents the financial statements required to be delivered pursuant to Sections 2(a)(i) and (ii) upon (A) the filing of such financial statements by the Servicer through the Securities and Exchange Commission’s EDGAR system (or any successor electronic gathering system) or the publication by the Servicer of such financial statements on its website, so long as such system or website is publicly available; provided that, at the request of the Administrator or any Purchaser Agent, the Servicer shall promptly deliver electronic or paper copies of such filings, together all accompanying exhibits, attachments, calculations, or other supporting documentation included with such filing. Information required to be delivered pursuant to this Section 2(a) may also be delivered by electronic communications pursuant to procedures approved by the Administrator.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxIV-7 (iv) Information Packages. As soon as available and in any event not later than two Business Days prior to the Monthly Settlement Date, a Monthly Report as of the most recently completed calendar month, and, if requested on not less than five (5) Business Days’ notice to the Servicer following the occurrence and during the continuance of a Weekly Reporting Trigger Event, a Weekly Report as of the immediately preceding Friday to reflect the level of the Aggregate Capital, as soon as available and in any event not later than one Business Day prior to the corresponding Weekly Settlement Date. (v) Other Information. Such other information (including non-financial information and, without limitation, copies of compliance certificates delivered under Cooper Tire’s Credit Agreement) as the Administrator or any Purchaser Agent may from time to time reasonably request. (b) Notices. The Servicer will notify the Administrator and each Purchaser Agent in writing of any of the following events promptly upon (but in no event later than three Business Days after) a financial or other officer learning of the occurrence thereof, with such notice describing the same, and if applicable, the steps being taken by the Person(s) affected with respect thereto: (i) Notice of Termination Events or Unmatured Termination Events. A statement of the chief financial officer or chief accounting officer of the Servicer setting forth details of any Termination Event or Unmatured Termination Event and the action which the Servicer proposes to take with respect thereto. (ii) Representations and Warranties. The failure of any representation or warranty to be true (when made) with respect to the Pool Receivables. (iii) Litigation. The institution of any litigation, arbitration proceeding or governmental proceeding which could reasonably be expected to have a Material Adverse Effect. (iv) Adverse Claim. (A) Any Person shall obtain an Adverse Claim upon the Pool Receivables or Collections with respect thereto, (B) any Person other than the Seller, the Servicer or the Administrator shall obtain any rights or direct any action with respect to any Lock Box Account (or related lock-box or post office box) or (C) any Obligor shall receive any change in payment instructions with respect to Pool Receivable(s) from a Person other than the Servicer or the Administrator. (c) Maintenance of Existence. The Servicer will do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted if the failure to have such authority could reasonably be expected to have a Material Adverse Effect. (d) Compliance with Laws. The Servicer will comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject if the failure to comply could reasonably be expected to have a Material Adverse Effect. (e) Furnishing of Information and Inspection of Receivables. The Servicer will furnish to the Administrator and each Purchaser Agent from time to time such information with respect to the Pool

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxIV-8 Receivables as the Administrator or such Purchaser Agent may reasonably request, provided that the preceding shall not obligate the Seller to deliver Information Packages more frequently than as set forth in clause(a)(iv) above. The Servicer will, at the Servicer’s expense, at any time and from time to time during regular business hours with prior written notice (i) permit the Administrator or any Purchaser Agent, or their respective agents or representatives (so long as such Persons agree to agrees to comply with Servicer’s reasonable security measures and visitation guidelines), (A) to examine and make copies of and abstracts from all books and records relating to the Pool Receivables or other Pool Assets and (B) to visit the offices and properties of the Servicer for the purpose of examining such books and records, and to discuss matters relating to the Pool Receivables, other Pool Assets or the Servicer’s performance hereunder or under the other Transaction Documents to which it is a party with any of the officers, directors, employees or independent public accountants of the Servicer (provided that representatives of the Servicer are present during such discussions) having knowledge of such matters and (ii) without limiting the provisions of clause (i) above, during regular business hours, at the Servicer’s expense, upon reasonable prior written notice from the Administrator, permit certified public accountants or other auditors acceptable to the Administrator and the Purchaser Agents (so long as such Persons agree to agrees to comply with Servicer’s reasonable security measures and visitation guidelines) to conduct, a review of its books and records with respect to the Pool Receivables; provided that unless a Termination Event has occurred and is continuing, the first such review in any twelve-month period results in negative findings, or the Information Packages delivered have revealed a material variance from historic Pool Receivables performance, the Servicer and its Affiliates shall be required to reimburse the Administrator and Purchaser Agents, together, for their out-of-pocket expenses of only one (1) such review in any twelve-month period pursuant to this Section or any equivalent Sections under this Agreement and the Transaction Documents. (f) Payments on Receivables, Accounts. The Servicer will at all times instruct all Obligors to deliver payments on the Pool Receivables to a Lock-Box Account. If any such payments or other Collections are received by the Servicer, it shall hold such payments in trust for the benefit of the Administrator and the Purchasers and promptly (but in any event within two Business Days after receipt) remit such funds into a Lock-Box Account. The Servicer will cause each Lock-Box Bank to comply with the terms of each applicable Lock-Box Agreement. The Servicer will not permit the funds other than Collections on Pool Receivables and other Pool Assets to be deposited into any Lock-Box Account (other than the Pep Boys Collections). If such other funds are nevertheless deposited into any Lock-Box Account, the Servicer will promptly identify such funds for segregation. The Servicer shall at all times maintain or cause to be maintained such documents, books, records and other information necessary or advisable to (i) on a prompt basis identify Collections of Pool Receivables received from time to time, (ii) on a prompt basis identify Pep Boys Collections received from time to time and the Pep Boys Receivable to which each portion of Pep Boys Collections relate. The Servicer will not commingle Collections or other funds to which the Administrator, any Purchaser Agent or any Purchaser is entitled with any other funds (other than the Pep Boys Collections). The Servicer shall only add, a Lock-Box Bank (or the related lock-box or post office box), or Lock-Box Account to those listed on Schedule II to this Agreement, if the Administrator has received notice of such addition, a copy of any new Lock-Box Agreement and an executed and acknowledged copy of a Lock-Box Agreement in form and substance acceptable to the Administrator from any such new Lock-Box Bank. The Servicer shall only terminate a Lock-Box Bank or close a Lock-Box Account (or the related lock-box or post office box), upon 30 days’ advance notice to the Administrator. (g) Extension or Amendment of Pool Receivables. Except as otherwise permitted in Section 4.2 of this Agreement, the Servicer will not extend, amend or otherwise modify the terms of any Pool

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxIV-9 Receivable, or amend, modify or waive any term or condition of any Contract related thereto, without the prior written consent of the Administrator and the Majority Purchaser Agents. The Servicer shall at its expense, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Pool Receivables, and timely and fully comply in all material respects with the Credit and Collection Policy with regard to each Pool Receivable and the related Contract. (h) Change in Business or Credit and Collection Policy. Without the prior written consent of the Administrator and the Majority Purchaser Agents, the Servicer will not: (i) make any material change in the character of its business, which change would be reasonably expected to materially impair the collectability of any Pool Receivable, or (ii) make any change in its Credit and Collection Policy that would reasonably be expected to materially and adversely affect the collectability of any significant portion of the Pool Receivables, the enforceability of any related Contract or the applicable Originator’s ability to perform its obligations under such related Contract or the Transaction Documents. Promptly following any other change in the Credit and Collection Policy, such Originator will deliver a copy of the updated Credit and Collection Policy to the Administrator and the Purchaser Agents. (i) Records. The Servicer will maintain and implement administrative and operating procedures (including an ability to recreate records evidencing Pool Receivables and related Contracts in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records, computer tapes and disks and other information reasonably necessary or advisable for the collection of all Pool Receivables (including records adequate to permit the daily identification of each Pool Receivable and all Collections of and adjustments to each existing Pool Receivable). (j) Change in Payment Instructions to Obligors. The Servicer shall not add to, replace or terminate any of the Lock-Box Accounts (or any related lock-box or post office box) listed in Schedule II hereto or make any change in its instructions to the Obligors regarding payments to be made to the Lock- Box Accounts (or any related lock-box or post office box), unless the Administrator and each Purchaser Agent shall have received (x) prior written notice of such addition, termination or change and (y) signed and acknowledged Lock-Box Agreements with respect to such new Lock-Box Accounts (or any related lock-box or post office box). (k) Ownership Interest, Etc. The Servicer shall, at its expense, take all action necessary or desirable to establish and maintain a valid and enforceable undivided percentage ownership or security interest, to the extent of the Purchased Interest, in the Pool Receivables, the Related Security and Collections with respect thereto, and a first priority perfected security interest in the Pool Assets, in each case free and clear of any Adverse Claim in favor of the Administrator (on behalf of the Purchasers), including taking such action to perfect, protect or more fully evidence the interest of the Administrator (on behalf of the Purchasers) as the Administrator or any Purchaser Agent, may reasonably request. (l) Anti-Money Laundering/International Trade Law Compliance. The Servicer will not become a Sanctioned Person. No Covered Entity, either in its own right or through any third party, will (i) have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (ii) do business in or with, or derive any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; (iii) engage in any dealings or transactions prohibited by any Anti-Terrorism Law or (iv) use the proceeds of any Purchase to fund any operations in, finance any investments or

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxIV-10 activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law. The funds used to repay each Purchase will not be derived from any unlawful activity. The Servicer shall comply with all Anti-Terrorism Laws. The Servicer shall promptly notify the Administrator in writing upon the occurrence of a Reportable Compliance Event. (m) [Reserved]. (n) Seller’s Tax Status. The Servicer shall not take or cause any action to be taken that could result in the Seller (i) being treated other than as a “disregarded entity” within the meaning of U.S. Treasury Regulation § 301.7701-3 for U.S. federal income tax purposes or (ii) becoming an association taxable as a corporation or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes. 3. Separate Existence. Each of the Seller and the Servicer hereby acknowledges that the Purchasers and the Administrator are entering into the transactions contemplated by this Agreement and the other Transaction Documents in reliance upon the Seller’s identity as a legal entity separate from Cooper Tire, the Originators and their respective Affiliates. Therefore, each of the Seller and the Servicer shall take all steps specifically required by this Agreement or reasonably required by the Administrator or any Purchaser Agent to continue the Seller’s identity as a separate legal entity and to make it apparent to third Persons that the Seller is an entity with assets and liabilities distinct from those of Cooper Tire, any Originator and any other Person, and is not a division of Cooper Tire, any Originator or any other Person. Without limiting the generality of the foregoing and in addition to and consistent with the other covenants set forth herein, each of the Seller and the Servicer shall take such actions as shall be required in order that: (a) The Seller will be a limited liability company whose primary activities are restricted in its operating agreement to: (i) purchasing or otherwise acquiring from the Originators, owning, holding, granting security interests or selling interests in Pool Assets, (ii) entering into agreements for the selling and servicing of the Receivables Pool, and (iii) conducting such other activities as it deems necessary or appropriate to carry out its primary activities; (b) The Seller shall not engage in any business or activity, or incur any indebtedness or liability (including, without limitation, any assumption or guaranty of any obligation of Cooper Tire, any Originator or any Affiliate thereof), other than as expressly permitted by the Transaction Documents; (c) (i) Not less than one member of the Seller’s Board of Directors (the “Independent Director”) shall be a natural person (A) who is not at the time of initial appointment and has not been at any time during the five (5) years preceding such appointment: (1) an equityholder, director (other than the Independent Director), officer, employee, member, manager, attorney or partner of Cooper Tire, Seller or any of their Affiliates; (2) a customer of, supplier to or other person who derives more than 1% of its purchases or revenues from its activities with Cooper Tire, Seller or any of their Affiliates; (3) a person or other entity controlling, controlled by or under common control with any such equity holder, partner, member, manager customer, supplier or other person; or (4) a member of the immediate family of any such equity holder, director, officer, employee, member, manager, partner, customer, supplier or other person and (B) who has (1) prior experience as an independent director for a corporation or an independent manager of a limited liability company whose charter documents required the unanimous consent of all independent director or independent managers thereof before such corporation could consent to the

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxIV-11 institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy and (2) at least three years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities. Under this clause (c), the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise. (ii) The operating agreement of the Seller shall provide that: (A) the Seller’s Board of Directors shall not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to the Seller unless the Independent Director shall approve the taking of such action in writing before the taking of such action, and (B) such provision cannot be amended without the prior written consent of the Independent Director; (d) The Independent Director shall not at any time serve as a trustee in bankruptcy for the Seller, Cooper Tire, any Originator or any of their respective Affiliates; (e) The Seller shall conduct its affairs strictly in accordance with its organizational documents and observe all necessary, appropriate and customary company formalities, including, but not limited to, holding all regular and special members’ and board of managers’ meetings appropriate to authorize all limited liability company action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts; (f) Any employee, consultant or agent of the Seller will be compensated from the Seller’s funds for services provided to the Seller, and to the extent that Seller shares the same officers or other employees as Cooper Tire or any Originator (or any other Affiliate thereof), the salaries and expenses relating to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with such common officers and employees. The Seller will not engage any agents other than its attorneys, auditors and other professionals, and a servicer and any other agent contemplated by the Transaction Documents for the Receivables Pool, which servicer will be fully compensated for its services by payment of the Servicing Fee, and a manager, which manager will be fully compensated from the Seller’s funds; (g) The Seller will contract with the Servicer to perform for the Seller all operations required on a daily basis to service the Receivables Pool. The Seller will pay the Servicer the Servicing Fee pursuant hereto. Except as otherwise permitted by this Agreement, the Seller will not incur any material indirect or overhead expenses for items shared with Cooper Tire or any Originator (or any other Affiliate thereof) that are not reflected in the Servicing Fee. To the extent, if any, that the Seller (or any Affiliate thereof) shares items of expenses not reflected in the Servicing Fee or the manager’s fee, such as legal, auditing and other professional services, such expenses will be allocated to the extent practical on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to the actual use or the value of services rendered; it being understood that Cooper Tire, in its capacity as Servicer, shall pay all expenses relating to the preparation, negotiation, execution and delivery of the Transaction Documents, including legal, agency and other fees;

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxIV-12 (h) The Seller’s operating expenses will not be paid by Cooper Tire or any Originator or any Affiliate thereof; (i) The Seller will have its own separate stationery; (j) The Seller’s books and records will be maintained separately from those of Cooper Tire, each Originator and any other Affiliate thereof and in a manner such that it will not be difficult or costly to segregate, ascertain or otherwise identify the assets and liabilities of Seller; (k) All financial statements of Cooper Tire or any Originator or any Affiliate thereof that are consolidated to include Seller will disclose that (i) the Seller’s sole business consists of the purchase or acceptance through capital contributions of the Receivables and Related Rights from the Originators and the subsequent retransfer of or granting of a security interest in such Receivables and Related Rights to certain purchasers party to this Agreement, (ii) the Seller is a separate legal entity with its own separate creditors who will be entitled, upon its liquidation, to be satisfied out of the Seller’s assets prior to any assets or value in the Seller becoming available to the Seller’s equity holders and (iii) the assets of the Seller are not available to pay creditors of Cooper Tire or the Originators or any other Affiliates of Cooper Tire or the Originators; (l) The Seller’s assets will be maintained in a manner that facilitates their identification and segregation from those of Cooper Tire, the Originators or any Affiliates thereof; (m) The Seller will strictly observe corporate formalities in its dealings with Cooper Tire, the Originators or any Affiliates thereof, and funds or other assets of the Seller will not be commingled with those of Cooper Tire, the Originators or any Affiliates thereof except as permitted by this Agreement in connection with servicing the Pool Receivables. The Seller shall not maintain joint bank accounts or other depository accounts to which Cooper Tire or any Affiliate thereof (other than Cooper Tire in its capacity as the Servicer) has independent access. The Seller is not named and has not entered into any agreement to be named, directly or indirectly, as a direct or contingent beneficiary or loss payee on any insurance policy with respect to any loss relating to the property of Cooper Tire, the Originators or any Subsidiaries or other Affiliates thereof. The Seller will pay to the appropriate Affiliate the marginal increase or, in the absence of such increase, the market amount of its portion of the premium payable with respect to any insurance policy that covers the Seller and such Affiliate; (n) The Seller will maintain arm’s-length relationships with Cooper Tire, the Originators (and any Affiliates thereof). Any Person that renders or otherwise furnishes services to the Seller will be compensated by the Seller at market rates for such services it renders or otherwise furnishes to the Seller. Neither the Seller on the one hand, nor Cooper Tire or any Originator, on the other hand, will be or will hold itself out to be responsible for the debts of the other or the decisions or actions respecting the daily business and affairs of the other. The Seller, Cooper Tire and the Originators will immediately correct any known misrepresentation with respect to the foregoing, and they will not operate or purport to operate as an integrated single economic unit with respect to each other or in their dealing with any other entity; (o) The Seller shall have a separate area from Cooper Tire and each Originator for its business (which may be located at the same address as such entities) and to the extent that any other such entity has offices in the same location, there shall be a fair and appropriate allocation of overhead costs between them, and each shall bear its fair share of such expenses; and

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxIV-13 (p) To the extent not already covered in paragraphs (a) through (o) above, Seller shall comply and/or act in accordance with the provisions of Section 6.4 of the Sale Agreement.

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxV-1 EXHIBIT V TERMINATION EVENTS The occurrence of any one or more of the following shall be a “Termination Event”: (a) (i) the Seller, Cooper Tire, any Originator or the Servicer shall fail to perform or observe any term, covenant or agreement under this Agreement or any other Transaction Document and, except as otherwise provided herein, such failure, solely to the extent capable of cure, shall continue for 30 days after the earlier of any such Person’s knowledge or notice thereof or (ii) the Seller or the Servicer shall fail to make when due any payment or deposit to be made by it under this Agreement or any other Transaction Document and such failure shall remain unremedied for two Business Days after the earlier of the Seller, Cooper Tire, any Originator or the Servicer having knowledge or notice of such failure; (b) Cooper Tire (or any Affiliate thereof) shall fail to transfer to any successor Servicer, when required, any rights pursuant to this Agreement that Cooper Tire (or such Affiliate) then has as Servicer; (c) any representation or warranty made or deemed made by the Seller, the Servicer or any Originator (or any of their respective officers) under or in connection with this Agreement or any other Transaction Document, or any information or report delivered by the Seller, the Servicer or any Originator pursuant to this Agreement or any other Transaction Document, shall prove to have been incorrect or untrue in any material respect when made or deemed made or delivered (unless such representation or warranty relates solely to one or more specific Pool Receivables and the relevant Originator or the Servicer makes a Deemed Collection payment with respect to such Pool Receivable to the extent required under the Transaction Documents); (d) the Seller or the Servicer shall fail to deliver any Information Package when due pursuant to this Agreement, and such failure shall remain unremedied for two Business Days after the earlier of such Person’s knowledge or notice thereof; (e) this Agreement or any purchase or reinvestment pursuant to this Agreement shall for any reason: (i) cease to create, or the Purchased Interest shall for any reason cease to be, a valid and enforceable first priority perfected undivided percentage ownership or security interest to the extent of the Purchased Interest in each Pool Receivable, the Related Security and Collections with respect thereto, free and clear of any Adverse Claim, or (ii) cease to create with respect to the Pool Assets, or the interest of the Administrator (for the benefit of the Purchasers) with respect to such Pool Assets shall cease to be, a valid and enforceable first priority perfected security interest, free and clear of any Adverse Claim; (f) the Seller, Cooper Tire, the Servicer or any Originator shall generally not pay its debts as such debts become due, shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Seller, Cooper Tire, the Servicer or any Originator seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such

H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA. docxV-2 proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Seller, Cooper Tire, the Servicer or any Originator shall take any corporate action to authorize any of the actions set forth above in this paragraph; (g) (i) the Days’ Sales Outstanding for any calendar month exceeds 90 days; (ii) the average for three consecutive calendar months of the Default Ratio shall exceed 2.50%; (iii) the average for three consecutive calendar months of the Delinquency Ratio shall exceed 7.50%, or (iv) the average for three consecutive calendar months of the Dilution Ratio shall exceed 12.00%; (h) a Change in Control shall occur; (i) the Purchased Interest shall exceed 100% for two (2) Business Days after the earlier of the Seller’s or Servicer’s knowledge or notice thereof; (j) (i) the Seller or Cooper Tire shall fail to pay any principal of or premium or interest on any of its Debt that is outstanding in a principal amount of at least $50,000,000 in the aggregate when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement, mortgage, indenture or instrument relating to such Debt (whether or not such failure shall have been waived under the related agreement); (ii) any other event shall occur or condition shall exist under any agreement, mortgage, indenture or instrument relating to any such Debt (as referred to in clause (i) of this subsection (j)) and shall continue after the applicable grace period, if any, specified in such agreement, mortgage, indenture or instrument (whether or not such failure shall have been waived under the related agreement except as set forth below), if the effect of such event or condition is to give the applicable debtholders the right (whether acted upon or not) to accelerate the maturity of such Debt (as referred to in clause (i) of this subsection (j)), or (iii) any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to repay, redeem, purchase or defease such Debt shall be required to be made, in each case before the stated maturity thereof; (k) except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, either the Internal Revenue Service or the Pension Benefit Guaranty Corporation shall have filed one or more notices of lien asserting a claim or claims pursuant to the Internal Revenue Code, or ERISA, as applicable, against the assets of Seller, any Originator, Cooper Tire or any ERISA Affiliate and such lien shall have been filed and not released within 10 days; or (l) Cooper Tire shall fail to perform any of its obligations under the Performance Guaranty.

Schedule I-1 H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx SCHEDULE I [Reserved]

Schedule II-1 H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx SCHEDULE II LOCK-BOX BANKS AND LOCK-BOX ACCOUNTS BANK LOCK-BOX BANK ACCOUNT

Schedule III-1 H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx SCHEDULE III TRADE NAMES Cooper Tires

Schedule IV-1 H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx SCHEDULE IV ACTIONS AND PROCEEDINGS None

SCHEDULE V

PURCHASER GROUPS AND MAXIMUM COMMITMENTS

Purchaser Group of Wells Fargo Bank, National Association			
Party	Capacity	Maximum Commitment	Pro Rata Share
Wells Fargo Bank, National Association	Related Committed Purchaser	$100,000,000	N/A
Wells Fargo Bank, National Association	LC Participant and LC Bank	$100,000,000	100%
Wells Fargo Bank, National Association	Purchaser Agent	N/A	N/A

Schedule V-1
H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx

Annex A-1-1 H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx ANNEX A-1 FORM OF MONTHLY REPORT [Attached]

Annex A-1-2 H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx [Wells to Provide form of Monthly Report]

Annex A-2-1 H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx ANNEX A-2 FORM OF WEEKLY REPORT [Wells Fargo is updating the form]

Annex B-1 H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx ANNEX B FORM OF PURCHASE NOTICE Dated as of [_______________, 20__] [Each Purchaser Agent] Ladies and Gentlemen: Reference is hereby made to the Second Amended and Restated Receivables Purchase Agreement, dated as of February 15, 2018 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”), among Cooper Receivables LLC, as Seller, Cooper Tire & Rubber Company, as Servicer, the various Purchasers and Purchaser Agents from time to time party thereto, the LC Participants from time to time party thereto, and Wells Fargo Bank, National Association, as Administrator and as LC Bank. Capitalized terms used in this Purchase Notice and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement. [This letter constitutes a Purchase Notice pursuant to Section 1.2(a) of the Receivables Purchase Agreement. Seller desires to sell an undivided variable interest in a pool of receivables on _______________, [20__], for a purchase price of $________.1 Subsequent to this Purchase, and after giving effect to the increase in the Aggregate Capital, the Purchased Interest will be $___________.] [This letter constitutes a notice pursuant to Section 1.13(a) of the Receivables Purchase Agreement. The Seller desires that the LC Bank [issue][transfer] Letters of Credit [currently issued under the [___________]] on ___________, [20__], with a face amount of $___________ (see attached schedule for Letters of Credit to be transferred). Subsequent to this transfer, the LC Participation Amount will be $__________ and the aggregate outstanding Capital will be $____________.] Seller hereby represents and warrants as of the date hereof, and as of the date of Purchase, as follows: (i) the representations and warranties contained in Exhibit III of the Receivables Purchase Agreement are true and correct in all material respects on and as of the date of such purchase as though made on and as of such date (except for representations and warranties which apply as to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); 1 Such amount shall not be less than $300,000 (or such lesser amount as agreed to by the Administrator and the Majority Purchaser Agents) and shall be in integral multiples of $100,000 with respect to each Purchaser Group.

Annex B-2 H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx (ii) no event has occurred and is continuing, or would result from such purchase, that constitutes a Termination Event or Unmatured Termination Event; (iii) the sum of the Aggregate Capital plus the LC Participation Amount, after giving effect to any such purchase or reinvestment shall not be greater than the Purchase Limit, and the Purchased Interest will not exceed 100%; and (iv) the Facility Termination Date has not occurred.

Annex B-3 H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx IN WITNESS WHEREOF, the undersigned has caused this Purchase Notice to be executed by its duly authorized officer as of the date first above written. COOPER RECEIVABLES LLC By: Name Printed: Title:

Annex C-1 H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx ANNEX C FORM OF ASSUMPTION AGREEMENT Dated as of [______________ __, 20__] THIS ASSUMPTION AGREEMENT (this “AGREEMENT”), dated as of [____________ __, _____], is among COOPER RECEIVABLES LLC (the “Seller”), [________], as purchaser (the “[_______] Conduit Purchaser”), [_________], as the Related Committed Purchaser (the “[________] Related Committed Purchaser”), [________], as related LC Participant (the “[________] LC Participant” and together with the Conduit Purchaser and the Related Committed Purchaser, the “[__________] Purchasers”), and [___________], as agent for the [_________] Purchasers (the “[________] Purchaser Agent” and together with the [______] Purchasers, the “[________] Purchaser Group”). BACKGROUND The Seller and various others are parties to that certain Second Amended and Restated Receivables Purchase Agreement dated as of February 15, 2018 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”). Capitalized terms used and not otherwise defined herein have the respective meaning assigned to such terms in the Receivables Purchase Agreement. NOW, THEREFORE, the parties hereto hereby agree as follows: SECTION 1. This letter constitutes an Assumption Agreement pursuant to Section 1.2(f) of the Receivables Purchase Agreement. The Seller desires [the [_________] Purchasers] [the [__________] Related Committed Purchaser][____________] related LC Participant] to [become Purchasers under] [increase its existing Commitment under] the Receivables Purchase Agreement and upon the terms and subject to the conditions set forth in the Receivables Purchase Agreement, the [__________] Purchasers agree to [become Purchasers thereunder] [increase its Commitment in an amount equal to the amount set forth as the “Commitment” under the signature of such [___________] Related Committed Purchaser hereto] [increase its Commitment in an amount equal to the amount set forth as the “Commitment” under the signature of such [________] related LC Participant hereto]. Seller hereby represents and warrants to the [_________] Purchasers as of the date hereof, as follows: (i) the representations and warranties of the Seller contained in Exhibit III of the Receivables Purchase Agreement are true and correct in all material respects on and as the date of such purchase or reinvestment as though made on and as of such date (except for representations and warranties which apply as to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

Annex C-2 H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx (ii) no event has occurred and is continuing, or would result from such purchase or reinvestment, that constitutes a Termination Event or an Unmatured Termination Event; and (iii) the Facility Termination Date has not occurred. SECTION 2. Upon execution and delivery of this Agreement by the Seller and each member of the [__________] Purchaser Group, satisfaction of the other conditions to assignment specified in Section 1.2(f) of the Receivables Purchase Agreement (including the written consent of the Administrator and each Purchaser Agent) and receipt by the Administrator and Seller of counterparts of this Agreement (whether by facsimile or otherwise) executed by each of the parties hereto, [the [________] Purchasers shall become a party to, and have the rights and obligations of Purchasers under, the Receivables Purchase Agreement][the [________] Related Committed Purchaser shall increase its Commitment in the amount set forth as the “Commitment” under the signature of the [__________] Related Committed Purchaser hereto][the [__________] related LC Participant shall increase its Commitment in the amount set forth as the “Commitment” under the signature of the [_________] related LC Participant hereto]. SECTION 3. Each party hereto hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, any Conduit Purchaser, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the latest maturing Note issued by such Conduit Purchaser is paid in full. The covenant contained in this paragraph shall survive any termination of the Receivables Purchase Agreement. SECTION 4. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF A SECURITY INTEREST OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. This Agreement may not be amended, supplemented or waived except pursuant to a writing signed by the party to be charged. This Agreement may be executed in counterparts, and by the different parties on different counterparts, each of which shall constitute an original, but all together shall constitute one and the same agreement. (continued on following page)

Annex C-3 H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written. [___________], as a Conduit Purchaser By: Name Printed: Title: [Address] [___________], as a Related Committed Purchaser By: Name Printed: Title: [Address] [Commitment] [___________], as a related LC Participant By: Name Printed: Title: [Address] [Commitment] [___________], as Purchaser Agent for [_______] By: Name Printed: Title: [Address]

Annex C-4 H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx COOPER RECEIVABLES LLC, as Seller By: Name Printed: Title: Consented and Agreed: WELLS FARGO BANK, NATIONAL ASSOCIATION, individually as a Related Committed Purchaser, as Administrator, as LC Bank and as a Purchaser Agent By: Name Printed: Title: Address: Wells Fargo Bank, National Association 1100 Abernathy Road NE Suite 1600 Atlanta, GA 30328 Attn: William P. Rutkowski [THE PURCHASER AGENTS] By: Name Printed: Title: [Address]

Annex D-1 H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx ANNEX D FORM OF TRANSFER SUPPLEMENT Dated as of [___________ __, 20__] Section 1. Commitment assigned: $________ Assignor’s remaining Commitment: $________ Capital allocable to Commitment assigned: $________ Assignor’s remaining Capital: $________ Discount (if any) allocable to Capital assigned: $________ Discount(if any) allocable to Assignor’s remaining Capital: $________ Section 2. Effective Date of this Transfer Supplement: [__________] Upon execution and delivery of this Transfer Supplement by transferee and transferor and the satisfaction of the other conditions to assignment specified in Section 6.3(c) of the Receivables Purchase Agreement (as defined below), from and after the effective date specified above, the transferee shall become a party to, and have the rights and obligations of a Committed Purchaser under, the Second Amended and Restated Receivables Purchase Agreement, dated as of February 15, 2018 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”), among Cooper Receivables LLC, as Seller, Cooper Tire & Rubber Company, LLC, as initial Servicer, the various Purchasers and Purchaser Groups from time to time party thereto, the various LC Participants from time to time party thereto, and Wells Fargo, National Association, as Administrator and as LC Bank.

Annex D-2 H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx ASSIGNOR: [___________], as a Related Committed Purchaser By: Name: Title: ASSIGNEE: [___________], as a Purchasing Related Committed Purchaser By: Name: Title: [Address] Accepted as of date first above written: [___________], as Purchaser Agent for the [________] Purchaser Group By: Name: Title: [Accepted as of the date first above written]:2 COOPER RECEIVABLES LLC By: Name: Title: [Address] 2 Consent only required prior to the occurrence of a Termination Event (such consent not to be unreasonably withheld).

Annex E-1 H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx ANNEX E FORM OF PAYDOWN NOTICE Dated as of [____________ __, 20__] Cooper Tire & Rubber Company 701 Lima Avenue Findlay, OH 45840 Attention: Vice President and Treasurer Wells Fargo Bank, National Association 1100 Abernathy Road NE Suite 1600 Atlanta, GA 30328 Attention: William P. Rutkowski [Each other Purchaser Agent] Ladies and Gentlemen: Reference is hereby made to the Second Amended and Restated Receivables Purchase Agreement, dated as of February 15, 2018 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”), among Cooper Receivables LLC, as Seller, Cooper Tire & Rubber Company, as Servicer, the various Purchasers and Purchaser Agents from time to time party thereto, the LC Participants from time to time party thereto and Wells Fargo Bank, National Association, as Administrator and as LC Bank. Capitalized terms used in this paydown notice and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement. This letter constitutes a paydown notice pursuant to Section 1.4(f)(i) of the Receivables Purchase Agreement. The Seller desires to reduce the Aggregate Capital on ___________, _____3 by the application of $ ___________ in cash to pay Aggregate Capital and Discount to accrue (until such cash can be used to pay commercial paper notes) with respect to such Aggregate Capital, together with all costs related to such reduction of Aggregate Capital. Subsequent to this paydown, the aggregate outstanding Capital will be $__________. 3 Notice must be given not later than 2:00 p.m. New York City time on the date that is one Business Day prior to the date of such reduction for any amount of reduction of the Aggregate Capital (or any amount as agreed to by the Administrator and the Majority Purchaser Agents).

Annex E-2 H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx IN WITNESS WHEREOF, the undersigned has caused this paydown notice to be executed by its duly authorized officer as of the date first above written. COOPER RECEIVABLES LLC By: Name: Title:

Annex F-1 H:\My Documents\Cooper Tire Closing\Executed Documents\Final RPA.docx ANNEX F FORM OF LETTER OF CREDIT APPLICATION (attached)

9 Omnibus Amendment No. 1 EXHIBIT C AMENDED PERFORMANCE GUARANTY [Attached] 261318255.v5

EXHIBIT C TO OMNIBUS AMENDMENT NO. 1 PERFORMANCE GUARANTY This PERFORMANCE GUARANTY (as amended, restated, supplemented or otherwise modified from time to time, this “Performance Guaranty”), dated as of August 30, 2006, is made by COOPER TIRE & RUBBER COMPANY (“Cooper”), a corporation organized under the laws of the State of Delaware, as performance guarantor (the “Performance Guarantor”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrator (together with its successors and assigns in such capacity, the “Administrator”) for the benefit of the Purchasers and the Purchaser Agents (and their assigns) under the Receivables Purchase Agreement (as defined below). PRELIMINARY STATEMENTS: (1) Each Originator from time to time party to the below-described Sale Agreement (herein collectively called the “Originators” and individually called an “Originator”) and Cooper Receivables LLC (“SPV”), a Delaware limited liability company, have entered into that certain Purchase and Sale Agreement, dated as of August 30, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Sale Agreement”), pursuant to which the Originators have and will, from time to time, sell Receivables and related rights and security to SPV. (2) SPV, as seller (the “Seller”), Cooper, as initial servicer (in such capacity, the “Servicer”), the various Purchasers and Purchaser Agents from time to time party thereto, and the Administrator have entered into that certain Receivables Purchase Agreement, dated as of August 30, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”), pursuant to which the Seller has and will, from time to time, sell undivided interests in Receivables and Related Security to the Purchasers. Capitalized terms used, but not otherwise defined herein shall have the respective meanings assigned thereto in the Receivables Purchase Agreement. (3) Cooper is an Originator and is the direct or indirect owner of 100% of the outstanding voting stock or membership interests of each other Originator and SPV. NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Performance Guarantor hereby agrees as follows: SECTION 1. Unconditional Undertaking; Enforcement. The Performance Guarantor hereby unconditionally and irrevocably assures for the benefit of the Administrator, the Purchasers, the Purchaser Agents, and each other Indemnified Party and Affected Person the due and punctual performance and observance by each Originator (or any of their respective successors and assigns) of the terms, covenants, conditions, agreements, undertakings and obligations on the part of each such Originator to be performed or observed by each such Person under each of the Transaction Documents to which it is a party, including, without limitation, any agreement or obligation of any such Originator to pay any indemnity or make any payment in respect of any applicable dilution adjustment or repurchase obligation under any such Transaction Document (all such terms, covenants, conditions, agreements, undertakings and obligations on the part of each Originator to be paid, performed or observed being collectively called the “Guaranteed Obligations”). Without limiting the generality of the foregoing, the Performance Guarantor agrees that if any Originator shall fail in any manner whatsoever to perform or observe any of the Guaranteed Obligations when the

2 same shall be required to be performed or observed under any applicable Transaction Document, then the Performance Guarantor will itself duly and punctually perform or observe or cause to be performed or observed the Guaranteed Obligations. It shall not be a condition to the accrual of the obligation of any Performance Guarantor hereunder to perform or to observe any Guaranteed Obligation that the Administrator, any Purchaser, or any Purchaser Agent shall have first made any request of or demand upon or given any notice to the Performance Guarantor, any applicable Originator or any of their respective successors and assigns or have initiated any action or proceeding against the Performance Guarantor, any applicable Originator or any of their respective successors and assigns in respect thereof. The Administrator (on behalf of the Purchasers and their assigns) may proceed to enforce the obligations of the Performance Guarantor under this Performance Guaranty without first pursuing or exhausting any right or remedy which the Administrator or any Purchaser may have against any applicable Originator, any other Person, the Receivables or any other property. The Performance Guarantor agrees that its obligations under this Performance Guaranty shall be irrevocable. For the sake of clarity, it is expressly acknowledged that the Guaranteed Obligations do not include any recourse for non-payment or late payment of the Receivables due solely to the bankruptcy, insolvency or lack of creditworthiness of the related Obligor or for which payment of any Guaranteed Obligations would otherwise constitute recourse to the Performance Guarantor or any Originator for uncollectible Receivables. SECTION 2. Validity of Obligations. The Performance Guarantor agrees that its obligations under this Performance Guaranty shall be absolute and unconditional, irrespective of (i) the validity, enforceability, avoidance, subordination, discharge, or disaffirmance by any Person (including a trustee in bankruptcy) of the Guaranteed Obligations, (ii) the absence of any attempt by the Administrator or any Purchaser to collect any Receivables, or to obtain performance or observance of the Guaranteed Obligations from any applicable Originator or any other Person, (iii) the waiver, consent, extension, forbearance or granting of any indulgence by the Administrator with respect to any provision of any instrument evidencing the Guaranteed Obligations, (iv) any change of the time, manner or place of performance of, or in any other term of any of the Guaranteed Obligations, including, without limitation, any amendment to or modification of any of the Transaction Documents, (v) any law, regulation or order of any jurisdiction affecting any term of any of the Guaranteed Obligations, or rights of the Administrator or any Purchaser with respect thereto, (vi) the failure by the Administrator or any Purchaser to take any steps to perfect and maintain perfected its interest in any Receivable or other property or in any security or collateral related to the Guaranteed Obligations, (vii) any failure to obtain any authorization or approval from or other action by or to notify or file with, any governmental authority or regulatory body required in connection with the performance of the obligations hereunder by the Performance Guarantor or (viii) any impossibility or impracticability of performance, illegality, force majeure, any act of government, or other circumstances which might constitute a default available to, or a discharge of any Originator or the Performance Guarantor, or any other circumstance, event or happening whatsoever whether foreseen or unforeseen and whether similar to or dissimilar to anything referred to above. The Performance Guarantor waives all set-offs and counterclaims and all presentments, demands of performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Performance Guaranty. The Performance Guarantor’s obligations under this Performance Guaranty shall not be limited if the Administrator or any Purchaser is precluded for any reason (including, without limitation, the application of the automatic stay under Section 362 of the Bankruptcy Code) from enforcing or exercising any right or remedy with respect to the Guaranteed Obligations, and the Performance Guarantor shall perform or observe, upon demand, the Guaranteed

3 Obligations that would otherwise have been due and performable or observable by the applicable Originator had such right and remedies been permitted to be exercised. SECTION 3. Waiver. The Performance Guarantor hereby waives promptness, diligence, notice of acceptance, notice of default by any Originator, notice of the incurrence of any Guaranteed Obligation and any other notice with respect to any of the Guaranteed Obligations and this Performance Guaranty, and any other document related thereto or to any of the Transaction Documents and any requirement that the Administrator or any Purchaser exhaust any right or take any action against the applicable Originator, any other Person or any property. The Performance Guarantor warrants to the Administrator (for the benefit of the Purchasers, the Purchaser Agents, and the Indemnified Parties and Affected Persons) that it has adequate means to obtain from each Originator on a continuing basis, all information concerning the financial condition of each Originator, and that it is not relying on the Administrator, any Purchaser or any Purchaser Agent to provide such information either now or in the future. SECTION 4. Subrogation. The Performance Guarantor hereby waives all rights of subrogation (whether contractual or otherwise) to the claims, if any, of the Administrator, the Purchasers, the Purchaser Agents and each Indemnified Party and Affected Person against the Originators and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Originator which may otherwise have arisen in connection with this Performance Guaranty. SECTION 5. Consent to Jurisdiction. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS PERFORMANCE GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FEDERAL COURT SITTING IN THE SOUTHERN DISTRICT OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS PERFORMANCE GUARANTY, THE PERFORMANCE GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE PERFORMANCE GUARANTOR IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS PERFORMANCE GUARANTY OR ANY DOCUMENT RELATED HERETO. THE PERFORMANCE GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW. SECTION 6. Representations and Warranties of the Performance Guarantor. The Performance Guarantor hereby represents and warrants as follows: (a) Incorporation. The Performance Guarantor is duly incorporated under the laws of the state of Delaware. (b) Due Authorization. The execution, delivery and performance by the Performance Guarantor of this Performance Guaranty and the transactions contemplated hereby are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) its charter or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note or other agreement or instrument binding on it or its property or (iv) any order, writ, judgment, award, injunction

4 or decree binding on it or its property, and do not result in or require the creation of any lien, claim or encumbrance upon or with respect to any of its properties. (c) Enforceability. This Performance Guaranty has been duly executed and delivered on behalf of the Performance Guarantor and is the legal, valid and binding agreement of the Performance Guarantor enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting creditors’ rights generally and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity). (d) Consents. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Performance Guarantor of this Performance Guaranty or any other document or instrument to be delivered herewith. (e) No Proceedings. Except as set forth in Schedule IV of the Receivables Purchase Agreement, there are no actions, suits, or proceedings pending or, to the knowledge of the Performance Guarantor, threatened in writing against or affecting the Performance Guarantor or any of its subsidiaries, or the property of the Performance Guarantor or any of its subsidiaries in any court, or before any arbitrator of any kind, or before or by any governmental body, which individually, or taken as a whole, could reasonably be expected to have a Material Adverse Effect upon the ability of the Performance Guarantor to perform any of its obligations hereunder. Neither the Performance Guarantor nor any of its subsidiaries is in default with respect to any order of any court, arbitrator or governmental body. (f) Subsidiary. Each of the Originators (other than Cooper) and the SPV are 100% owned, directly or indirectly, by the Performance Guarantor. (g) Compliance with Law. The Performance Guarantor is in compliance with all requirements of law applicable to it, its business and properties, the Originators and SPV. (h) Taxes. The Performance Guarantor has filed all tax returns and reports required by law to have been filed by it and has paid all taxes, assessments and governmental charges thereby shown to be owing. SECTION 7. Covenants. The Performance Guarantor covenants and agrees that, from the date hereof until the date following the Facility Termination Date under the Receivables Purchase Agreement when the Aggregate Capital, Aggregate Discount and all other amounts payable thereunder and under the other Transaction Documents by the Seller, the Servicer and the Originators have been finally paid in full, it will observe and perform all of the following covenants: (a) Subsidiaries. The Performance Guarantor will continue to be the beneficial owner, whether directly or indirectly, of a sufficient number of the issued and outstanding shares or membership interests of capital stock of each Originator (other than Cooper) to

5 enable the Performance Guarantor, directly or indirectly, to elect a majority of the members of such Originator’s board of directors. (b) Corporate Existence and Good Standing. The Performance Guarantor will do all things as are necessary to maintain its corporate existence in good standing and to ensure that it has the right and is duly qualified to conduct its business as it is conducted in all applicable jurisdictions and will obtain and maintain all franchises and rights necessary for the conduct of its business as a whole. (c) Sale of Assets. The Performance Guarantor will not, and will procure that none of its subsidiaries will, complete the sale, transfer, lease or other disposal of all or any substantial part of its or their respective assets except on an arm’s length basis and for a fair market value or to any of its or their respective affiliates. (d) Mergers. The Performance Guarantor will not, and will procure that none of the Originators will, (i) be a party to any merger, consolidation or other restructuring, except as permitted by the Sale Agreement or (ii) directly or indirectly sell, transfer, assign, convey or lease (A) whether in one or a series of transactions, all or substantially all of its assets (other than Receivables or interests therein which shall be governed by clause (B) below) or (B) any Receivables or any interest therein (other than pursuant to the Transaction Documents) unless such Receivables are created after the Purchase and Sale Termination Date and are not financed under the Transaction Documents. (e) Substantive Consolidation. The Performance Guarantor shall and shall cause each of its Subsidiaries and Affiliates to, observe and comply with each of the separateness covenants described in Section 6.4 of the Sale Agreement. SECTION 8. Amendments, Etc. No amendment or waiver of any provision of this Performance Guaranty, and no consent to any departure by the Performance Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrator and the Majority Purchaser Agents, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. SECTION 9. Expenses. The Performance Guarantor will upon demand pay to the Administrator and any applicable Purchaser Agent the amount of any and all reasonable expenses, including reasonable attorneys’ fees, costs, expenses and disbursements, which they may incur in connection with the exercise or enforcement of any of their respective rights or interests hereunder. SECTION 10. Addresses for Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein be in writing (including facsimile communication) and shall be delivered or sent by facsimile, or by overnight mail, to the intended party at the mailing address or facsimile number of such party set forth under its name on the signature pages hereof (or in any other document or agreement pursuant to which it is or became a party hereto) or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective (i) if delivered by overnight mail, when received, and (ii) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

6 SECTION 11. No Waiver; Remedies. No failure on the part of the Administrator, any Purchaser or any Purchaser Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. SECTION 12. Continuing Agreement. This Performance Guaranty is a continuing agreement and shall (i) remain in full force and effect until the later of (x) the payment in full of the Guaranteed Obligations and all other amounts payable under this Performance Guaranty and (y) one year and a day after the date following the Facility Termination Date under the Receivables Purchase Agreement when all amounts payable to the Administrator, Purchasers, the Purchaser Agents or any other Indemnified Party or Affected Person or any of their respective successors and assigns have been paid in full, (ii) be binding upon the Performance Guarantor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Administrator, the Purchasers and each of the other Indemnified Parties or Affected Persons and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii) upon any assignment by a Purchaser permitted pursuant to the Receivables Purchase Agreement, the applicable assignee shall thereupon become vested with all the benefits in respect thereof granted to the Purchaser’s herein or otherwise. Each of the parties hereto hereby agrees that each of the Purchasers, the Purchaser Agents, the Indemnified Parties and the Affected Persons shall be a third-party beneficiary of this Performance Guaranty. SECTION 13. GOVERNING LAW. THIS PERFORMANCE GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES. SECTION 14. WAIVER OF JURY TRIAL. EACH OF THE PERFORMANCE GUARANTOR AND THE ADMINISTRATOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS PERFORMANCE GUARANTY OR THE ACTIONS OF THE ADMINISTRATOR OR THE PURCHASERS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF. [Signature Pages Follow

S-1 Performance Guaranty Cooper Tire & Rubber Company IN WITNESS WHEREOF, the Performance Guarantor has caused this Performance Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written. COOPER TIRE & RUBBER COMPANY By:______________________________ Name: Philip G. Weaver Title: Vice President and Chief Financial Officer By:______________________________ Name: Stephen O. Schroeder Title: Vice President and Treasurer Address: Cooper Tire & Rubber Company 701 Lima Avenue Findlay, Ohio 45840 Attention: Vice President and Treasurer Fax: (419) 424-7320 Email: Cooper_Legal@coopertire.com With a copy to: Cooper Tire & Rubber Company 701 Lima Avenue Findlay, Ohio 45840 Attention: Vice President and Treasurer Fax: (419) 429-6785 Email: Treasury@coopertire.com

S-2 Performance Guaranty Cooper Tire & Rubber Company Accepted as of the date hereof: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrator By:______________________________ Name: William P. Rutkowski Title: Director Address: Wells Fargo Bank, National Association 1100 Abernathy Road NE Suite 1600 Atlanta, GA 30328 Attention: William P. Rutkowski Telephone: +1 (770) 508-2180 Fax: n/a Email: william.rutkowski@wellsfargo.com 261310875.v4